
As filed with the Securities and Exchange Commission on June 28, 2005


Registration No. 33-56339

811-7237

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM N-1A

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REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

       / X /

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Pre-Effective Amendment No.

/   /

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

Post-Effective Amendment No. 70

/ X /


and

----

 ----

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY

/ X /

ACT OF 1940

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 ----


Amendment No. 68

/ X /


(Check appropriate box or boxes)

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PUTNAM INVESTMENT FUNDS

(Exact name of registrant as specified in charter)

One Post Office Square, Boston, Massachusetts 02109

(Address of principal executive offices)

Registrant's Telephone Number, including Area Code

(617) 292-1000

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It is proposed that this filing will become effective

(check appropriate box)

/      /

immediately upon filing pursuant to paragraph (b)


/ X /

on June 30, 2005 pursuant to paragraph (b)


/     /

60 days after filing pursuant to paragraph (a) (1)

//

on (date) pursuant to paragraph (a) (1)

/      /

75 days after filing pursuant to paragraph (a) (2)

/      /

on (date) pursuant to paragraph (a) (2) of Rule 485.

If appropriate, check the following box:

/      /

this post-effective amendment designates a new

effective date for a previously filed post-effective amendment.

--------------

BETH S. MAZOR, Vice President

PUTNAM INVESTMENT FUNDS

One Post Office Square

Boston, Massachusetts 02109

(Name and address of agent for service)

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Copy to:

JOHN W. GERSTMAYR, Esquire

ROPES & GRAY LLP

One International Place

Boston, Massachusetts 02110

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

This Post-Effective Amendment relates solely to the Registrant's Putnam Small Cap Value Fund series. Information contained in the Registrant's Registration Statement relating to any other series of the Registrant is neither amended nor superseded hereby.


Prospectus


June 30, 2005


Putnam Small Cap Value Fund

Class A, B, C and M shares

Investment Category: Value

This prospectus explains what you should know about this mutual fund before you invest. Please read it carefully.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

You may qualify for sales charge discounts on class A or class M shares.

Please notify your financial advisor of other accounts that may help you obtain a sales charge discount. See "How do I buy fund shares?" for details.

    CONTENTS


 2  Fund summary

 2  Goal

 2  Main investment strategies

 2  Main risks

 2  Performance information

 4  Fees and expenses

 5  What are the fund's main investment strategies and related risks?

10  Who manages the fund?

14  How does the fund price its shares?

15  How do I buy fund shares?

21  How do I sell fund shares?

24  How do I exchange fund shares?

25  Policy on excessive short-term trading

28  Fund distributions and taxes

29  Financial highlights


[SCALE LOGO OMITTED]

Fund summary

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- VALUE STOCKS


We invest mainly in common stocks of U.S. companies, with a focus on value stocks. Value stocks are those that we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of its stock may rise. Under normal circumstances, we invest at least 80%

of the fund's net assets in small companies of a size similar to those in the Russell 2000 Value Index.


MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of one of the fund's classes of shares, class A shares. The table following the chart compares the fund's performance to that of a broad measure of market performance. Of course, a fund's past performance is not an indication of future performance.

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS A

SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS A SHARES


2000           24.43%

2001           18.95%

2002          -18.69%

2003           50.67%

2004           25.67%

Performance figures in the bar chart do not reflect the impact of sales charges. If they did, performance would be less than that shown.

Year-to-date performance through 3/31/05 was -2.29%. During the periods shown in the bar chart, the highest return for a quarter was 24.50%

(quarter ending 6/30/03) and the lowest return for a quarter was -22.16%

(quarter ending 9/30/02).

Average Annual Total Returns (for periods ending 12/31/04)

---------------------------------------------------------------------------

                                                             Since

                                       Past       Past     inception

                                      1 year     5 years   (4/13/99)

---------------------------------------------------------------------------

Class A before taxes                  19.09%     16.63%     17.16%

Class A after taxes on distributions  17.33%     16.03%     16.60%

Class A after taxes on distributions

and sale of fund shares               14.40%     14.49%     15.06%

Class B before taxes                  19.66%     16.81%     17.33%

Class C before taxes                  23.69%     17.01%     17.40%

Class M before taxes                  21.03%     16.56%     17.02%

Russell 2000 Value Index  (no

deduction for fees, expenses or

taxes)                                22.25%     17.23%     16.31%

---------------------------------------------------------------------------

Unlike the bar chart, this performance information reflects the impact of sales charges. Class A and class M share performance reflects the current maximum initial sales charges (which for class A shares reflects a reduction that took effect after 12/31/03 and for class M shares reflects a reduction that took effect after 12/31/04); class B and class C share performance reflects the maximum applicable deferred sales charge if shares had been redeemed on 12/31/04. For periods before the inception of class B shares (5/03/99), class C shares (7/26/99) and class M shares (3/29/00),

performance shown for these classes in the table is based on the performance of the fund's class A shares, adjusted to reflect the appropriate sales charge and the higher 12b-1 fees paid by the class B,

class C and class M shares.


The fund's performance is compared to the Russell 2000 Value Index, an unmanaged index of those companies in the Russell 2000 Index chosen for their value orientation. After-tax returns reflect the highest individual federal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. After-tax returns are not relevant to those investing through 401(k) plans, IRAs or other tax-deferred arrangements.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund.  Expenses are based on the fund's last fiscal year.

Shareholder Fees (fees paid directly from your investment)*

------------------------------------------------------------------------------

                                     Class A   Class B   Class C   Class M

------------------------------------------------------------------------------


Maximum Sales Charge

(Load) Imposed on

Purchases (as a percentage

of the offering price)                5.25%     NONE      NONE      3.25%


Maximum Deferred Sales

Charge (Load) (as a percentage

of the original purchase price

or redemption proceeds,

whichever is lower)                  NONE**     5.00%     1.00%    NONE**

Maximum Redemption Fee***

(as a percentage of total

redemption proceeds)                  2.00%     2.00%     2.00%     2.00%

------------------------------------------------------------------------------



Annual Fund Operating Expenses+

(expenses that are deducted from fund assets)

------------------------------------------------------------------------------

                                                                 Total Annual

                      Management    Distribution     Other     Fund Operating

                         Fees      (12b-1) Fees     Expenses      Expenses

------------------------------------------------------------------------------


Class A                  0.75%         0.25%         0.38%         1.38%

Class B                  0.75%         1.00%         0.38%         2.13%

Class C                  0.75%         1.00%         0.38%         2.13%

Class M                  0.75%         0.75%         0.38%         1.88%

------------------------------------------------------------------------------

  * Certain investments in class A and class M shares may qualify for discounts on applicable sales charges. See "How do I buy fund shares?" for details.


 ** A deferred sales charge of up to 1.00% on class A shares and of 0.65% on class M shares may be imposed on certain redemptions of shares bought without an initial sales charge.


*** A 2.00% redemption fee (also referred to as a "short-term trading fee")

    may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase.


  + See the section "Who manages the fund?" for a discussion of regulatory matters and litigation.



EXAMPLE


The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 in the fund for the time periods shown and then, except as shown for class B shares and class C shares, redeem all your shares at the end of those periods. It also assumes a 5.00% return on your investment each year and that the fund's operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.


---------------------------------------------------------------------------

                        1 year       3 years       5 years      10 years

---------------------------------------------------------------------------


Class A                  $658          $939        $1,241        $2,095

Class B                  $716          $967        $1,344        $2,271*

Class B

(no redemption)          $216          $667        $1,144        $2,271*

Class C                  $316          $667        $1,144        $2,462

Class C

(no redemption)          $216          $667        $1,144        $2,462

Class M                  $510          $897        $1,308        $2,454


---------------------------------------------------------------------------

* Reflects conversion of class B shares to class A shares, which pay lower

  12b-1 fees. Conversion occurs eight years after purchase.

What are the fund's main investment strategies and related risks?

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in value stocks. We will consider, among other factors, a company's financial strength, competitive position in its industry, projected future earnings,

cash flows and dividends when deciding whether to buy or sell investments.

A description of the risks associated with the fund's main investment strategies follows.

* Common stocks. Common stock represents an ownership interest in a company.

  The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries,

  such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that we have placed on it.


* Small companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources,

  or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small companies may therefore be more vulnerable to adverse developments than those of larger companies. The fund invests mostly in companies of a size similar to those in the Russell 2000 Value Index. As of May 31,

  2005, the index was composed of companies having a market capitalization of between $20 million and $4.9 billion.


* Foreign investments.  We may invest in foreign investments. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information,

  and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments,

  which means we may at times be unable to sell them at desirable prices.

  Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S.

companies that are traded in foreign markets or investments in U.S.

companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts.

  Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However,

  we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives.

  Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.  The use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivatives positions at any time. In fact, many

over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations.

For further information about the risks of derivatives, see the statement of additional information (SAI).

* Other investments.  In addition to the main investment strategies described above, we may make other types of investments, such as investments in preferred stocks, convertible securities,  and debt instruments, which may be subject to other risks, as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.


* Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the fund of brokerage commissions. The fund paid $1,408,431 in brokerage commissions during the last fiscal year, representing 0.15% of the fund's average net assets. Of this amount, $391,913, representing

  0.04% of the fund's average net assets, was paid to brokers who also provided research services. Additional information regarding Putnam's brokerage selection procedures is included in the SAI.

Although brokerage commissions and other portfolio transaction costs are not reflected in the fund's Total Annual Fund Operating Expenses ratio (as shown in the Annual Fund Operating Expenses table in the section "Fees and expenses"), they are reflected in the fund's total return. Combining the brokerage commissions paid by the fund during the last fiscal year (as a percentage of the fund's average net assets) with the fund's Total Annual

Fund Operating Expenses ratio for class A shares results in a "combined cost ratio" of 1.53% of the fund's average net assets for class A shares for the last fiscal year.

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the fund's transaction costs, they do not reflect any undisclosed amount of profit or "mark-up"

included in the price paid by the fund for principal transactions

(transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition,

brokerage commissions do not reflect other elements of transaction costs,

including the extent to which the fund's purchase and sale transactions may change the market price for an investment (the "market impact").

Another factor in transaction costs is the fund's portfolio turnover rate,

which measures how frequently the fund buys and sells investments. During the past five years, the fund's fiscal year portfolio turnover rate and the average turnover rate for the fund's Lipper category were as follows.

------------------------------------------------------------------------------

Turnover Comparison

------------------------------------------------------------------------------

                         2005        2004        2003        2002        2001

------------------------------------------------------------------------------

Putnam Small Cap

Value Fund                24%         24%         36%         34%         34%

Small Cap Value

Funds Average*            51%         51%         72%         84%         72%

------------------------------------------------------------------------------

* Average portfolio turnover rate of funds viewed by Lipper Inc. as having the same investment classification or objective as the fund.  The Lipper category average portfolio turnover rate is calculated using the portfolio turnover rate for the fiscal year end of each fund in the Lipper category.

  Fiscal years may vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for the last fiscal year is based on information available as of June 30, 2005.

The fund may buy and sell investments relatively often. Both the fund's portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and shareholder taxes and decreased performance.

Putnam Management is not permitted to consider sales of shares of the fund

(or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

* Portfolio holdings. The SAI includes a description of the fund's policies with respect to the disclosure of its portfolio holdings. For information on the fund's portfolio, you may visit the Putnam

  Investments Web site, www.putnaminvestments.com/individual, where the fund's top 10 holdings and related portfolio information may be viewed monthly beginning 10 business days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the Web site until the fund files a Form N-CSR or

  N-Q with the Securities and Exchange Commission (SEC) for the period that includes the date of the information.


Who manages the fund?


The fund's Trustees oversee the general conduct of the fund's business. The

Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam

Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.75% of average net assets for the fund's last fiscal year. Putnam

Management's address is One Post Office Square, Boston, MA 02109.

* Investment management teams. Putnam Management's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The members of the Small- and

  Mid-Cap Value Team manage the fund's investments. The names of all team members can be found at www.putnaminvestments.com.

The team members identified as the fund's Portfolio Leader and Portfolio

Member coordinate the team's efforts related to the fund and are primarily responsible for the day-to-day management of the fund's portfolio. In addition to these individuals, the team also includes other investment professionals, whose analysis, recommendations and research inform investment decisions made for the fund.

------------------------------------------------------------------------------

                       Joined                    Positions Over

Portfolio Leader       Fund      Employer        Past Five Years

------------------------------------------------------------------------------

Edward T. Shadek, Jr.  1999      Putnam          Deputy Head of Investments

                                 Management      and Chief Investment Officer,

                                 1997 - Present  Small Cap Equities

------------------------------------------------------------------------------

                       Joined                    Positions Over

Portfolio Member       Fund      Employer        Past Five Years

------------------------------------------------------------------------------

Eric N. Harthun        2002      Putnam          Portfolio Manager

                                 Management

                                 2000 - Present

------------------------------------------------------------------------------

* Other funds managed by the Portfolio Leader and Portfolio Member. As of the fund's fiscal year-end, Edward T. Shadek Jr. was also a Portfolio

  Leader of Putnam Mid-Cap Value Fund. Edward T. Shadek, Jr. and Eric N.

  Harthun may also manage other accounts and variable trust funds managed by Putnam Management or an affiliate. The SAI provides additional information about other accounts managed by these individuals.

* Changes in the fund's Portfolio Leader and Portfolio Member. No changes in the fund's Portfolio Leader or Portfolio Members occurred during the fiscal year ended February 28, 2005. Edward T. Shadek, Jr. has served as

  Portfolio Leader of the fund since May 2002, when Putnam Management introduced this designation.

* Fund ownership. The table below shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund's last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.




Fund Portfolio Leader and Portfolio Member

-----------------------------------------------------------------------------------------------------------

                                    $1 -        $10,001 -    $50,001 -   $100,001 -  $500,001 -  $1,000,001

                    Year     $0     $10,000     $50,000      $100,000    $500,000    $1,000,000    and over

-----------------------------------------------------------------------------------------------------------


Edward T. Shadek    2005                                                     *

-----------------------------------------------------------------------------------------------------------

Portfolio Leader    2004                                                     *

-----------------------------------------------------------------------------------------------------------

Eric N. Harthun     2005                           *

-----------------------------------------------------------------------------------------------------------

Portfolio Member    2004                           *

-----------------------------------------------------------------------------------------------------------



* Investment in the fund by Putnam employees and the Trustees. As of

  February 28, 2005, all of the 13 Trustees then on the Board of the

  Putnam funds owned fund shares. The table shows the approximate value of investments in the fund and all Putnam funds as of that date by Putnam employees and the fund's Trustees, including in each case investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

-------------------------------------------------------------------------

                           Fund          All Putnam funds

-------------------------------------------------------------------------

Putnam employees      $17,000,000          $468,000,000

-------------------------------------------------------------------------

Trustees                 $630,000           $51,000,000

-------------------------------------------------------------------------

The table below shows how much the members of Putnam's Executive Board have invested in the fund (in dollar ranges). Information shown is for February

28, 2005 and February 29, 2004.

------------------------------------------------------------------------------

Putnam Executive Board

------------------------------------------------------------------------------

                                        $1-     $10,001-   $50,001-  $100,001

                             Year   $0  $10,000 $50,000    $100,000   and over

------------------------------------------------------------------------------

Philippe Bibi                2005   *

------------------------------------------------------------------------------

Chief Technology Officer     2004   *

------------------------------------------------------------------------------

John F. Boneparth            2005                  *

------------------------------------------------------------------------------

Head of Global

Institutional Mgmt           2004                                        *

------------------------------------------------------------------------------

Joshua H. Brooks             2005   *

------------------------------------------------------------------------------

Deputy Head of Investments    N/A

------------------------------------------------------------------------------

Kevin M. Cronin              2005   *

------------------------------------------------------------------------------

Head of Investments           N/A

------------------------------------------------------------------------------

Charles E. Haldeman, Jr.     2005                  *

------------------------------------------------------------------------------

President and CEO            2004   *

------------------------------------------------------------------------------

Amrit Kanwal                 2005                  *

------------------------------------------------------------------------------

Chief Financial Officer       N/A

------------------------------------------------------------------------------

Steven D. Krichmar           2005                                        *

------------------------------------------------------------------------------

Chief of Operations           N/A

------------------------------------------------------------------------------

Francis J. McNamara, III     2005   *

------------------------------------------------------------------------------

General Counsel              N/A

------------------------------------------------------------------------------

Richard A. Monaghan          2005                                        *

------------------------------------------------------------------------------

Head of Retail Management    2004                                        *

------------------------------------------------------------------------------

Richard Robie, III           2005                  *

------------------------------------------------------------------------------

Chief Administrative Officer N/A

------------------------------------------------------------------------------

Edward T. Shadek, Jr.        2005                                        *

------------------------------------------------------------------------------

Deputy Head of Investments   N/A

------------------------------------------------------------------------------

N/A indicates the individual was not a member of Putnam's Executive Board as of the reporting date.

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of

  Putnam Investments' total incentive compensation pool that is available to

  Putnam Management's Investment Division is based primarily on its delivery,

  across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund, Small Cap

  Value Funds, is its broad investment category as determined by Lipper Inc.

  The portion of the incentive compensation pool available to your investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.


* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam Management's incentive compensation program) means being in the top third of the peer group over three and five years.


In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members,

Putnam Management retains discretion to reward or penalize teams or individuals, including the fund's Portfolio Leader and Portfolio Member, as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation.  Putnam Management has entered into agreements with the Securities and Exchange Commission and the

  Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant,

  with payments to shareholders currently expected by the end of the summer.

The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits.

Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.


How does the fund price its shares?


The price of the fund's shares is based on its net asset value (NAV). The

NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock

Exchange (NYSE) each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value.

It values all other investments and assets at their fair value.  For example, the fund may value a stock traded on a U.S. exchange at its fair value when the exchange closes early or trading in the stock is suspended.

It may also value a stock at fair value if recent transactions in the stock have been very limited or material information about the issuer becomes available after the close of the relevant market. The value determined for an investment using the fund's fair value pricing procedures may differ from recent market prices for the investment.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 11:00 a.m. Eastern time each day the NYSE is open. As a result,

changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. If there has been a movement in the U.S. currency market that exceeds a specified threshold that may change from time to time, the fund will generally use exchange rates determined as of 3:00 p.m.

Eastern time. Because foreign markets may be open at different times than the NYSE, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S.

market that exceeds a specified threshold that may change from time to time. As noted above, the value determined for an investment using the fund's fair value pricing procedures may differ from recent market prices for the investment.


How do I buy fund shares?


You can open a fund account with as little as $500 and make additional investments at any time with as little as $50 ($25 through systematic investing). The fund sells its shares at the offering price, which is the

NAV plus any applicable sales charge. Your financial advisor or Putnam

Investor Services generally must receive your completed buy order before the close of regular trading on the NYSE for your shares to be bought at that day's offering price.


You can buy shares:

* Through a financial advisor. Your advisor will be responsible for furnishing all necessary documents to Putnam Investor Services, and may charge you for his or her services.

* Through systematic investing. You can make regular investments of $25 or more weekly, semi-monthly or monthly through automatic deductions from your bank checking or savings account. Application forms are available through your advisor or Putnam Investor Services at

  1-800-225-1581.

* Subsequent investments via the Internet. If you have an existing Putnam fund account and you have completed and returned an Electronic

  Investment Authorization Form, you can buy additional shares online at

  www.putnaminvestments.com. For more information, contact your advisor or

  Putnam Investor Services at 1-800-225-1581.

You may also complete an order form and write a check for the amount you wish to invest, payable to the fund. Return the check and completed form to

Putnam Investor Services.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the fund is unable to collect the required information, Putnam Investor Services may not be able to open your fund account. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth.

Entities, such as trusts, estates, corporations and partnerships, must also provide other identifying information. Putnam Investor Services may share identifying information with third parties for the purpose of verification.

If Putnam Investor Services cannot verify identifying information after opening your account, the fund reserves the right to close your account.

The fund may periodically close to new purchases of shares or refuse any order to buy shares if the fund determines that doing so would be in the best interests of the fund and its shareholders.

WHICH CLASS OF SHARES IS BEST FOR ME?


This prospectus offers you a choice of four classes of fund shares: A, B, C and M.  This allows you to choose among different types of sales charges and different levels of ongoing operating expenses, as illustrated in the

"Fees and expenses" section. The class of shares that is best for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares. Please consult your financial advisor as to which share class is most appropriate for you. Here is a summary of the differences among the classes of shares:


Class A shares

* Initial sales charge of up to 5.25%

* Lower sales charges available for investments of $50,000 or more

* No deferred sales charge (except on certain redemptions of shares bought without an initial sales charge)

* Lower annual expenses, and higher dividends, than class B, C or M shares because of lower 12b-1 fees

Class B shares

* No initial sales charge; your entire investment goes to work immediately

* Deferred sales charge of up to 5.00% if shares are sold within six years of purchase

* Higher annual expenses, and lower dividends, than class A or M shares because of higher 12b-1 fees

* Convert automatically to class A shares after eight years, thereby reducing the future 12b-1 fees


* Orders for class B shares of one or more Putnam funds will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $100,000 or more. Investors considering cumulative purchases of $100,000 or more should consider whether class A shares would be more advantageous and consult their financial advisor.


Class C shares

* No initial sales charge; your entire investment goes to work immediately

* Deferred sales charge of 1.00% if shares are sold within one year of purchase

* Higher annual expenses, and lower dividends, than class A or M shares because of higher 12b-1 fees

* No conversion to class A shares, so future 12b-1 fees do not decline over time

* Orders for class C shares of one or more Putnam funds will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $1,000,000 or more.

  Investors considering cumulative purchases of $1,000,000 or more should consider whether class A shares would be more advantageous and consult their financial advisor.

Class M shares

* Initial sales charge of up to 3.25%

* Lower sales charges available for investments of $50,000 or more

* No deferred sales charge (except on certain redemptions of shares bought without an initial sales charge)

* Lower annual expenses, and higher dividends, than class B or C shares because of lower 12b-1 fees

* Higher annual expenses, and lower dividends, than class A shares because of higher 12b-1 fees

* No conversion to class A shares, so future 12b-1 fees do not decline over time


* Orders for class M shares of one or more Putnam funds, other than class M shares sold to qualified employee-benefit plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class M shares (as described below), is $1,000,000 or more. Investors considering cumulative purchases of $1,000,000 or more should consider whether class A shares would be more advantageous and consult their financial advisor.


-------------------------------------------------------------------------------

Initial sales charges for class A and M shares

-------------------------------------------------------------------------------


                        Class A sales charge         Class M sales charge

                         as a percentage of*:         as a percentage of*:

-------------------------------------------------------------------------------

Amount of purchase      Net amount      Offering   Net amount     Offering

at offering price ($)     invested       price**    invested       price**

-------------------------------------------------------------------------------

Under 50,000                5.54%        5.25%        3.36%        3.25%

50,000 but under

100,000                     4.17         4.00         2.30         2.25

100,000 but under

250,000                     3.09         3.00         1.27         1.25

250,000 but under

500,000                     2.30         2.25         1.01         1.00

500,000 but under

1,000,000                   2.04         2.00         1.01         1.00

1,000,000 and above         NONE         NONE         NONE         NONE

-------------------------------------------------------------------------------

 * Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges you pay may be more or less than these percentages.

** Offering price includes sales charge.

The fund offers two principal ways for you to qualify for discounts on initial sales charges on class A and class M shares, often referred to as

"breakpoint discounts:"


* Right of accumulation. You can add the amount of your current purchases of class A or class M shares of the fund and other Putnam funds to the value of your existing accounts in the fund and other Putnam funds.

  Individuals can also include purchases by, and accounts owned by, their spouse and minor children, including accounts established through different financial advisors. For your current purchases, you will pay the initial sales charge applicable to the total value of the linked accounts and purchases, which may be lower than the sales charge otherwise applicable to each of your current purchases. Shares of Putnam money market funds, other than money market fund shares acquired by exchange from other Putnam funds, are not included for purposes of the right of accumulation.

To calculate the total value of your existing accounts and any linked accounts, the fund will use the current maximum public offering price of those shares.

* Statement of intention. A statement of intention is a document in which you agree to make purchases of class A or class M shares in a specified amount within a period of 13 months. For each purchase you make under the statement of intention you will pay the initial sales charge applicable to the total amount you have agreed to purchase. While a statement of intention is not a binding obligation on you, if you do not purchase the full amount of shares within 13 months, the fund will redeem shares from your account in an amount equal to the higher initial sales charge you would have paid in the absence of the statement of intention.

Account types that may be linked with each other to obtain breakpoint discounts using the methods described above include:

* Individual accounts

* Joint accounts

* Accounts established as part of a retirement plan and IRA accounts

  (some restrictions may apply)

* Shares of Putnam funds owned through accounts in the name of your dealer or other financial intermediary (with documentation identifying beneficial ownership of shares)

* Accounts held as part of a Section 529 college savings plan managed by

  Putnam Management (some restrictions may apply)


In order to obtain a breakpoint discount, you should inform your financial advisor at the time you purchase shares of the existence of other accounts or purchases that are eligible to be linked for the purpose of calculating the initial sales charge. The fund or your financial advisor may ask you for records or other information about other shares held in your accounts and linked accounts, including accounts opened with a different financial advisor. Restrictions may apply to certain accounts and transactions.

Further details about breakpoint discounts can be found on Putnam

Management's Web site at www.putnaminvestments.com/individual by selecting

"Mutual Funds," and in the SAI.


Deferred sales charges for class B, class C and certain

class A and class M shares

If you sell (redeem) class B shares within six years of purchase, you will generally pay a deferred sales charge according to the following schedule.

Year after  purchase     1       2       3       4       5       6       7+

----------------------------------------------------------------------------

Charge                   5%      4%      3%      3%      2%      1%      0%


A deferred sales charge of 1.00% will apply to class C shares if redeemed within one year of purchase. Unless otherwise agreed with Putnam Retail

Management, class A shares that are part of a purchase of $1 million or more (other than by a qualified retirement plan) will be subject to a 1.00%

deferred sales charge if redeemed within one year of purchase and a 0.50%

deferred sales charge if redeemed in the second year after purchase.  A deferred sales charge of 0.65% may apply to class M shares purchased without a sales charge for certain rollover IRA accounts if redeemed within one year of purchase.


Deferred sales charges will be based on the lower of the shares' cost and current NAV. Shares not subject to any charge will be redeemed first,

followed by shares held longest. You may sell shares acquired by reinvestment of distributions without a charge at any time.

* You may be eligible for reductions and waivers of sales charges. In addition to the breakpoint discount methods described above, sales charges may be reduced or waived under certain circumstances and for certain groups. Information about reductions and waivers of sales charges, including deferred sales charges, is included in the SAI. You may consult your financial advisor or Putnam Retail Management for assistance.

* Distribution (12b-1) plans. The fund has adopted distribution plans to pay for the marketing of fund shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average net assets) of up to 0.35% on class A shares and 1.00% on class

  B, class C and class M shares. The Trustees currently limit payments on class A and class M shares to 0.25% and 0.75% of average net assets,

  respectively. Because these fees are paid out of the fund's assets on an ongoing basis, they will increase the cost of your investment.  The higher fees for class B, class C and class M shares may cost you more than paying the initial sales charge for class A shares. Because class C and class M shares, unlike class B shares, do not convert to class A shares, class C and class M shares may cost you more over time than class B shares.


* Payments to dealers.  If you purchase your shares through a dealer (the term "dealer" includes any broker, dealer, bank, bank trust department,

  registered investment advisor, financial planner, retirement plan administrator and any other institution having a selling, services or any similar agreement with Putnam Retail Management or one of its affiliates), your dealer generally receives payments from Putnam Retail

  Management representing some or all of the sales charges and distribution (12b-1) fees shown in the tables under the heading "Fees and Expenses" at the front of this prospectus.

Putnam Retail Management and its affiliates also pay additional compensation to selected dealers in recognition of their marketing support and/or program servicing (each of which is described in more detail below).

These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the fund or other Putnam funds to its customers. These additional payments are made by Putnam Retail

Management and its affiliates and do not increase the amount paid by you or the fund as shown under the heading "Fees and Expenses".

The additional payments to dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors:

average net assets of a fund attributable to that dealer, sales of a fund attributable to that dealer, or reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares), or on the basis of a negotiated lump sum payment for services provided.

Marketing support payments, which are generally available to most dealers engaging in significant sales of Putnam fund shares, are not expected, with certain limited exceptions, to exceed 0.085% of the average net assets of

Putnam's retail mutual funds attributable to that dealer on an annual basis.

Program servicing payments, which are paid in some instances to third parties in connection with investments in the fund by retirement plans and other investment programs, are not expected, with certain limited exceptions, to exceed 0.15% of the total assets in the program on an annual basis.

Putnam Retail Management and its affiliates may make other payments or allow other promotional incentives to dealers to the extent permitted by

SEC and NASD rules and by other applicable laws and regulations. Certain dealers also receive payments in recognition of subaccounting or other services they provide to shareholders or plan participants who invest in the fund or other Putnam funds through their retirement plan. See the discussion in the SAI under the heading "Management -- Investor Servicing

Agent and Custodian" for more details.

You can find more details in the SAI about the payments made by Putnam

Retail Management and its affiliates and the services provided by your dealer. Your dealer may charge you fees or commissions in addition to those disclosed in this prospectus. You can also ask your dealer about any payments it receives from Putnam Retail Management and its affiliates and any services your dealer provides, as well as about fees and/or commissions it charges.


How do I sell fund shares?


You can sell your shares back to the  fund any day the NYSE is open, either through your financial advisor or directly to the fund. Payment for redemption may be delayed until the fund collects the purchase price of shares, which may be up to 10 calendar days after the purchase date.

The fund will impose a short-term trading fee of 2.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 5 days or less (including if you purchased the shares by exchange). The short-term trading fee is paid directly to the fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. The short-term trading fee will not apply in certain circumstances, such as redemptions in the event of shareholder death or post-purchase disability, redemptions from accounts established as part of a Section 529 college savings plan, redemptions from certain omnibus accounts, redemptions made as part of a systematic withdrawal plan, and redemptions in connection with periodic portfolio rebalancings of certain wrap accounts or automatic rebalancing arrangements. In addition, for investors in defined contribution plans administered by Putnam or a Putnam affiliate, the short-term trading fee will not apply to redemptions to pay distributions or loans from such plans, redemptions of shares purchased directly with contributions by a plan participant or sponsor and redemptions of shares purchased in connection with loan repayments. These exceptions may also apply to defined contribution plans administered by third parties that assess the fund's short-term trading fee. For purposes of determining whether the short-term trading fee applies, the shares that were held the longest will be redeemed first. Some financial intermediaries, retirement plan sponsors or recordkeepers that hold omnibus accounts with the fund are currently unable or unwilling to assess the fund's short-term trading fee. Some of these firms use different systems or criteria to assess fees that are currently higher than, and in some cases in addition to, the fund's short-term trading fee.

* Selling shares through your financial advisor. Your advisor must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day's NAV, less any applicable deferred sales charge and short-term trading fee. Your advisor will be responsible for furnishing all necessary documents to Putnam Investor

  Services on a timely basis and may charge you for his or her services.

* Selling shares directly to the fund. Putnam Investor Services must receive your request in proper form before the close of regular trading on the

  NYSE in order to receive that day's NAV, less any applicable sales charge and short-term trading fee.


By mail. Send a letter of instruction signed by all registered owners or their legal representatives to Putnam Investor Services. If you have certificates for the shares you want to sell, you must include them along with completed stock power forms.

By telephone. You may use Putnam's telephone redemption privilege to redeem shares valued at less than $100,000 unless you have notified Putnam

Investor Services of an address change within the preceding 15 days, in which case other requirements may apply. Unless you indicate otherwise on the account application, Putnam Investor Services will be authorized to accept redemption instructions received by telephone.

The telephone redemption privilege is not available if there are certificates for your shares. The telephone redemption privilege may be modified or terminated without notice.

* Additional requirements. In certain situations, for example, if you sell shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, Putnam Investor Services usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or surviving joint owner. For more information concerning

  Putnam's signature guarantee and documentation requirements, contact

  Putnam Investor Services.


* Payment information. The fund generally sends you payment for your shares the business day after your request is received. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

* Redemption by the fund. If you own fewer shares than the minimum set by the Trustees (presently 20 shares), the fund may redeem your shares without your permission and send you the proceeds. To the extent permitted by applicable law, the fund may also redeem shares if you own more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.


How do I exchange fund shares?

If you want to switch your investment from one Putnam fund to another, you can exchange your fund shares for shares of the same class of another

Putnam fund at NAV. Not all Putnam funds offer all classes of shares or are open to new investors. If you exchange shares subject to a deferred sales charge, the transaction will not be subject to the deferred sales charge.

When you redeem the shares acquired through the exchange, the redemption may be subject to the deferred sales charge, depending upon when you originally purchased the shares. The deferred sales charge will be computed using the schedule of any fund into or from which you have exchanged your shares that would result in your paying the highest deferred sales charge applicable to your class of shares. For purposes of computing the deferred sales charge, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any subsequent exchanges among funds.

To exchange your shares, complete and return an Exchange Authoriz ation

Form, which is available from Putnam Investor Services. A telephone exchange privilege is currently available for amounts up to $500,000. The telephone exchange privilege is not available if the fund issued certificates for your shares. You may also exchange shares via the Internet at www.putnaminvestments.com. Ask your financial advisor or Putnam Investor

Services for prospectuses of other Putnam funds. Some Putnam funds are not available in all states.


The exchange privilege is not intended as a vehicle for short-term trading.

In order to discourage excessive exchange activity and otherwise to promote the best interests of the fund, the fund will impose a short-term trading fee of 2.00% of the total exchange amount (calculated at market value) on exchanges of shares held for 5 days or less (including shares purchased by exchange). In the case of defined contribution plans administered by Putnam or a Putnam affiliate, the 2.00% short-term trading fee will apply to exchanges of shares purchased by exchange that are held in a plan participant's account for 5 days or less. The short-term trading fee will not apply in certain circumstances, such as exchanges in connection with periodic portfolio rebalancings of certain wrap accounts or automatic rebalancing arrangements. Some financial intermediaries, retirement plan sponsors or recordkeepers that hold omnibus accounts with the fund are currently unable or unwilling to assess the fund's short-term trading fee.

Some of these firms use different systems or criteria to assess fees that are currently higher than, and in some cases in addition to, the fund's short-term trading fee.

The fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange.

The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds. Consult Putnam

Investor Services before requesting an exchange.

Policy on excessive short-term trading

* Risks of excessive short-term trading. Excessive short-term trading activity may reduce the fund's performance and harm all fund shareholders by interfering with portfolio management, increasing the fund's expenses and diluting the fund's net asset value. Depending on the size and frequency of short-term trades in the fund's shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold. The need to execute additional portfolio transactions due to these cash flows may also increase the fund's brokerage and administrative costs and taxable distributions to shareholders.

When the fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund's investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the

NYSE, the time as of which the fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

Because the fund invests in securities that may trade infrequently or may be more difficult to value, such as securities of smaller companies, it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund's investments. In addition, the market for securities of smaller companies may at times show "market momentum," in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer.

Short-term traders may seek to capture this momentum by trading frequently in the fund's shares, which may reduce the fund's performance and dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, the fund may also be unable to buy or sell these securities at desirable prices in response to volatile cash flows caused by short-term trading. Similar risks may apply if the fund holds other types of less liquid securities,

including below investment grade bonds.

* Fund policies.  In order to protect the interests of long-term shareholders of the fund, Putnam Management and the fund's Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by imposing short-term trading fees and using fair value pricing procedures to value investments under some circumstances. In addition,

  Putnam Management monitors activity in shareholder accounts about which it possesses the necessary information in order to detect excessive short-term trading patterns and takes steps to deter excessive short-term traders.

Putnam Management's Compliance Department currently uses multiple reporting tools to monitor activity in retail customer accounts for which Putnam

Investor Services maintains records. This review is based on the fund's internal parameters for detecting excessive short-term trading, which consider the number of "round trip" transactions above a specified dollar amount within a specified period of time. These parameters may change from time to time. If a monitored account engages in short-term trading that

Putnam Management or the fund considers to be excessive or inappropriate,

Putnam Management will issue the investor and the financial intermediary involved in the activity, if any, a written warning. Continued excessive short-term trading activity by an investor or intermediary that has received a warning may lead to the termination of the exchange privilege.

The fund also reserves the right to terminate the exchange privilege without a warning. In addition, Putnam Management will also communicate instances of excessive short-term trading to the compliance staff of an investor's broker, if one is identified.

In addition to enforcing these exchange parameters, Putnam Management and the fund reserve the right to reject or restrict purchases or exchanges for any reason. Putnam Management or the fund may determine that an investor's trading activity is excessive or otherwise potentially harmful based on various factors, including an investor's or financial intermediary's trading history in the fund, other Putnam funds or other investment products, and may aggregate activity in multiple accounts under common ownership or control. If the fund identifies an investor or intermediary as a potential excessive trader, it may, among other things, require further trades to be submitted by mail rather than by phone or over the Internet,

impose limitations on the amount, number, or frequency of future purchases or exchanges, or temporarily or permanently bar the investor or intermediary from investing in the fund or other Putnam funds. The fund may take these steps in its discretion even if the investor's activity may not have been detected by the fund's current monitoring parameters.

* Limitations on the fund's policies. There is no guarantee that the fund will be able to detect excessive short-term trading in all accounts. For example, Putnam Management currently does not have access to sufficient information to identify each investor's trading history,

  and in certain circumstances there are operational or technological constraints on its ability to enforce the fund's policies. In addition,

  even when Putnam Management has sufficient information, its detection methods may not capture all excessive short-term trading.

In particular, many purchase, redemption and exchange orders are received from financial intermediaries that hold omnibus accounts with the fund.

Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among retirement plans and financial intermediaries such as brokers,

advisers and third-party administrators. The fund is generally not able to identify trading by a particular beneficial owner within an omnibus account, which makes it difficult or impossible to determine if a particular shareholder is engaging in excessive short-term trading. Putnam

Management monitors aggregate cash flows in omnibus accounts on an ongoing basis. If high cash flows or other information indicate that excessive short-term trading may be taking place, Putnam Management will contact the financial intermediary, plan sponsor or recordkeeper that maintains accounts for the underlying beneficial owner and attempt to identify and remedy any excessive trading. However, the fund's ability to monitor and deter excessive short-term traders in omnibus accounts ultimately depends on the capabilities and cooperation of these third-party financial firms.

The fund's policies on exchanges may also be modified for accounts held by certain retirement plans to conform to plan exchange limits or Department of Labor requirements. A financial intermediary or plan sponsor may impose different or additional limits on short-term trading.

* Blackout periods for Putnam employees. Putnam Investments imposes blackout periods on investments in the Putnam funds (other than money market funds) by its employees and certain family members. Employees of

  Putnam Investments and covered family members may not make a purchase followed by a sale, or a sale followed by a purchase, in any non-money market Putnam fund within any 90-calendar day period. Members of Putnam

  Management's Investment Division, certain senior executives, and certain other employees with access to investment information, as well as their covered family members, are subject to a blackout period of one year.

  These blackout periods are subject to limited exceptions.


Fund distributions and taxes

The fund normally distributes any net investment income and any net realized capital gains annually. You may choose to:

* reinvest all distributions in additional shares;

* receive any distributions from net investment income in cash while reinvesting capital gains distributions in additional shares; or

* receive all distributions in cash.

If you do not select an option when you open your account, all distributions will be reinvested. If you do not cash a distribution check within a specified period or notify Putnam Investor Services to issue a new check, the distribution will be reinvested in the fund. You will not receive any interest on uncashed distribution or redemption checks.

Similarly, if any correspondence sent by the fund or Putnam Investor

Services is returned as "undeliverable," fund distributions will automatically be reinvested in the fund or in another Putnam fund.


For federal income tax purposes, distributions of investment income are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the fund owned the investments that generated them,

rather than how long you have owned your shares. Distributions are taxable to you even if they are paid from income or gains earned by the fund before your investment (and thus were included in the price you paid). Properly designated distributions of gains from investments that the fund owned for more than one year are taxable as long-term capital gains. Distributions of gains from investments that the fund owned for one year or less are taxable as ordinary income. Properly designated distributions of "qualified dividend income" are taxable at the rate applicable to long-term capital gain provided that both you and the fund meet certain holding period and other requirements. Distributions are taxable whether you receive them in cash or reinvest them in additional shares.

Distributions by the fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the fund) from such a plan.

The fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund's return on those investments would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the fund's investment in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions.


Any gain resulting from the sale or exchange of your shares will generally also be subject to tax. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Financial highlights

The financial highlights tables are intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund,

assuming reinvestment of all dividends and distributions. This information has been derived from the fund's financial statements, which have been audited by KPMG LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.





FINANCIAL HIGHLIGHTS

(For a common share outstanding throughout the period)

CLASS A

---------------------------------------------------------------------------------------------------------

                                      Year             Year

Per-share                             ended            ended

operating performance              February 28      February 29            Year ended February 28

---------------------------------------------------------------------------------------------------------

                                      2005             2004           2003          2002           2001

---------------------------------------------------------------------------------------------------------


Net asset value,

beginning of period                 $18.01           $10.51         $13.83        $12.59         $10.01

---------------------------------------------------------------------------------------------------------

Investment operations:

---------------------------------------------------------------------------------------------------------

Net investment income (a)               -- (d) (e)      .04            .02           .02            .03

---------------------------------------------------------------------------------------------------------

Net realized and unrealized

gain (loss) on investments            3.00             7.46          (3.13)         1.52           2.59

---------------------------------------------------------------------------------------------------------

Total from

investment operations                 3.00             7.50          (3.11)         1.54           2.62

---------------------------------------------------------------------------------------------------------

Less distributions:

---------------------------------------------------------------------------------------------------------

From net realized

gain on investments                  (1.90)              --           (.21)         (.30)          (.04)

---------------------------------------------------------------------------------------------------------

From return of capital                  --               --             -- (d)        --             --

---------------------------------------------------------------------------------------------------------

Total distributions                  (1.90)                           (.21)         (.30)          (.04)

---------------------------------------------------------------------------------------------------------

Redemption fees                         -- (d)           --             --            --             --

---------------------------------------------------------------------------------------------------------

Net asset value,

end of period                       $19.11           $18.01         $10.51        $13.83         $12.59

---------------------------------------------------------------------------------------------------------

Total return at

net asset value (%)(b)               16.83            71.36         (22.56)        12.28          26.19

---------------------------------------------------------------------------------------------------------

Ratios and supplemental data

---------------------------------------------------------------------------------------------------------

Net assets, end of period

(in thousands)                    $496,588         $482,998       $346,527      $579,539       $242,602

---------------------------------------------------------------------------------------------------------

Ratio of expenses to

average net assets (%)(c)             1.38 (e)         1.34           1.27          1.25           1.31

---------------------------------------------------------------------------------------------------------

Ratio of net investment income

(loss) to average net assets (%)      (.03) (e)         .29            .19           .12            .25

---------------------------------------------------------------------------------------------------------

Portfolio turnover (%)               24.00            24.40          36.46         34.35          34.37

---------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements.

(d) Amount represents less than $0.01 per share.

(e) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money

    Market Fund during the period.  As a result of such waivers, the expenses of the fund for the period ended February 28, 2005 reflect a reduction of less than 0.01% of average net assets for class A shares.






FINANCIAL HIGHLIGHTS

(For a common share outstanding throughout the period)

CLASS B

---------------------------------------------------------------------------------------------------------

                                      Year             Year

Per-share                             ended            ended

operating performance              February 28      February 29            Year ended February 28

---------------------------------------------------------------------------------------------------------

                                      2005             2004           2003          2002           2001

---------------------------------------------------------------------------------------------------------


Net asset value,

beginning of period                 $17.37           $10.21         $13.55        $12.43          $9.95

---------------------------------------------------------------------------------------------------------

Investment operations:

---------------------------------------------------------------------------------------------------------

Net investment loss (a)               (.14) (e)        (.06)          (.07)         (.08)          (.05)

---------------------------------------------------------------------------------------------------------

Net realized and unrealized

gain (loss) on investments            2.89             7.22          (3.06)         1.50           2.57

---------------------------------------------------------------------------------------------------------

Total from

investment operations                 2.75             7.16          (3.13)         1.42           2.52

---------------------------------------------------------------------------------------------------------

Less distributions:

---------------------------------------------------------------------------------------------------------

From net realized

gain on investments                  (1.90)              --           (.21)         (.30)          (.04)

---------------------------------------------------------------------------------------------------------

From return of capital                  --               --             -- (d)        --             --

---------------------------------------------------------------------------------------------------------

Total distributions                  (1.90)              --           (.21)         (.30)          (.04)

---------------------------------------------------------------------------------------------------------

Redemption fees                         -- (d)           --             --            --             --

---------------------------------------------------------------------------------------------------------

Net asset value,

end of period                       $18.22           $17.37         $10.21        $13.55         $12.43

---------------------------------------------------------------------------------------------------------

Total return at

net asset value (%)(b)               15.99            70.13         (23.17)        11.47          25.34

---------------------------------------------------------------------------------------------------------

Ratios and supplemental data

---------------------------------------------------------------------------------------------------------

Net assets, end of period

(in thousands)                    $281,226         $320,905       $267,374      $507,231       $192,673

---------------------------------------------------------------------------------------------------------

Ratio of expenses to

average net assets (%)(c)             2.13 (e)         2.09           2.02          2.00           2.06

---------------------------------------------------------------------------------------------------------

Ratio of net investment loss

to average net assets (%)             (.78) (e)        (.46)          (.57)         (.63)          (.50)

---------------------------------------------------------------------------------------------------------

Portfolio turnover (%)               24.00            24.40          36.46         34.35          34.37

---------------------------------------------------------------------------------------------------------

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements.

(d) Amount represents less than $0.01 per share.

(e) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money

    Market Fund during the period.  As a result of such waivers, the expenses of the fund for the period ended February 28, 2005 reflect a reduction of less than 0.01% of average net assets for class B shares.






FINANCIAL HIGHLIGHTS

(For a common share outstanding throughout the period)

CLASS C

---------------------------------------------------------------------------------------------------------

                                      Year             Year

Per-share                             ended            ended

operating performance              February 28      February 29            Year ended February 28

---------------------------------------------------------------------------------------------------------

                                      2005             2004           2003          2002           2001

---------------------------------------------------------------------------------------------------------


Net asset value,

beginning of period                 $17.40           $10.23         $13.57        $12.45          $9.97

---------------------------------------------------------------------------------------------------------

Investment operations:

---------------------------------------------------------------------------------------------------------

Net investment loss (a)               (.14) (e)        (.06)          (.07)         (.08)          (.05)

---------------------------------------------------------------------------------------------------------

Net realized and unrealized gain

(loss) on investments                 2.89             7.23          (3.06)         1.50           2.57

---------------------------------------------------------------------------------------------------------

Total from

investment operations                 2.75             7.17          (3.13)         1.42           2.52

---------------------------------------------------------------------------------------------------------

Less distributions:

---------------------------------------------------------------------------------------------------------

From net realized

gain on investments                  (1.90)              --           (.21)         (.30)          (.04)

---------------------------------------------------------------------------------------------------------

From return of capital                  --               --             -- (d)        --             --

---------------------------------------------------------------------------------------------------------

Total distributions                  (1.90)              --           (.21)         (.30)          (.04)

---------------------------------------------------------------------------------------------------------

Redemption fees                         -- (d)           --             --            --             --

---------------------------------------------------------------------------------------------------------

Net asset value,

end of period                       $18.25           $17.40         $10.23        $13.57         $12.45

---------------------------------------------------------------------------------------------------------

Total return at

net asset value (%)(b)               15.96            70.09         (23.14)        11.45          25.29

---------------------------------------------------------------------------------------------------------

Ratios and supplemental data

---------------------------------------------------------------------------------------------------------

Net assets, end of period

(in thousands)                     $46,641          $49,511        $42,732       $80,970        $32,074

---------------------------------------------------------------------------------------------------------

Ratio of expenses to

average net assets (%)(c)             2.13 (e)         2.09           2.02          2.00           2.06

---------------------------------------------------------------------------------------------------------

Ratio of net investment loss

to average net assets (%)             (.78) (e)        (.46)          (.56)         (.63)          (.49)

---------------------------------------------------------------------------------------------------------

Portfolio turnover (%)               24.00            24.40          36.46         34.35          34.37

---------------------------------------------------------------------------------------------------------

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements.

(d) Amount represents less than $0.01 per share.

(e) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime

    Money Market Fund during the period.  As a result of such waivers, the expenses of the fund for the period ended February 28, 2005 reflect a reduction of less than 0.01% of average net assets for class C shares.






FINANCIAL HIGHLIGHTS

(For a common share outstanding throughout the period)

CLASS M

-----------------------------------------------------------------------------------------------------------

                                                                                                  For the

                                                                                                  period

                                      Year           Year                                        March 29,

Per-share                            ended          ended                                       2000+ to

operating performance              February 28    February 29       Year ended February 28     February 28

-----------------------------------------------------------------------------------------------------------

                                      2005           2004             2003           2002          2001

-----------------------------------------------------------------------------------------------------------


Net asset value,

beginning of period                 $17.67         $10.36           $13.70         $12.54        $10.23

-----------------------------------------------------------------------------------------------------------

Investment operations:

-----------------------------------------------------------------------------------------------------------

Net investment loss (a)               (.09) (e)      (.03)            (.04)          (.05)         (.02)

-----------------------------------------------------------------------------------------------------------

Net realized and unrealized

gain (loss) on investments            2.93           7.34            (3.09)          1.51          2.37

-----------------------------------------------------------------------------------------------------------

Total from

investment operations                 2.84           7.31            (3.13)          1.46          2.35

-----------------------------------------------------------------------------------------------------------

Less distributions:

-----------------------------------------------------------------------------------------------------------

From net realized

gain on investments                  (1.90)            --             (.21)          (.30)         (.04)

-----------------------------------------------------------------------------------------------------------

From return of capital                  --             --               -- (d)         --            --

-----------------------------------------------------------------------------------------------------------

Total distributions                  (1.90)            --             (.21)          (.30)         (.04)

-----------------------------------------------------------------------------------------------------------

Redemption fees                         -- (d)         --               --             --            --

-----------------------------------------------------------------------------------------------------------

Net asset value,

end of period                       $18.61         $17.67           $10.36         $13.70        $12.54

-----------------------------------------------------------------------------------------------------------

Total return at

net asset value (%)(b)               16.24          70.56           (22.92)         11.69         22.99 *

-----------------------------------------------------------------------------------------------------------

Ratios and supplemental data

-----------------------------------------------------------------------------------------------------------

Net assets, end of period

(in thousands)                     $10,561        $11,935          $10,027        $22,130        $7,589

-----------------------------------------------------------------------------------------------------------

Ratio of expenses to

average net assets (%)(c)             1.88 (e)       1.84             1.77           1.75          1.67 *

-----------------------------------------------------------------------------------------------------------

Ratio of net investment loss

to average net assets (%)             (.53) (e)      (.21)           (.34)           (.38)         (.18) *

-----------------------------------------------------------------------------------------------------------

Portfolio turnover (%)               24.00          24.40            36.46          34.35         34.37

-----------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements.

(d) Amount represents less than $0.01 per share.

(e) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money

    Market Fund during the period.  As a result of such waivers, the expenses of the fund for the period ended February 28, 2005 reflect a reduction of less than 0.01% of average net assets for class M shares.



Make the most of your Putnam privileges

As a Putnam mutual fund shareholder, you have access to a number of services that can help you build a more effective and flexible financial program. Here are some of the ways you can use  these privileges to make the most of your Putnam mutual fund investment.

SYSTEMATIC INVESTMENT PLAN

Invest as much as you wish ($25 or more).  The amount you choose will be automatically transferred weekly, semi-monthly or monthly from your checking or savings account.

SYSTEMATIC WITHDRAWAL

Make regular withdrawals of $50 or more   monthly, quarterly,

semiannually, or annually from your Putnam mutual fund account valued  at

$5,000 or more.

SYSTEMATIC EXCHANGE

Transfer assets automatically from one  Putnam account to another on a regular, prearranged basis.

EXCHANGE PRIVILEGE

Exchange money between Putnam funds in the same class of shares. The exchange privilege allows you to adjust your investments as your objectives change. A signature guarantee is required for exchanges of more than $500,000  and shares of all Putnam funds may not be available to all investors.

A 2.00% short-term trading fee will apply to exchanges of shares from

Putnam funds (other than money market funds) held for 5 days or less. A separate 1.00% short-term trading fee may  apply to exchanges of shares of certain Putnam funds that occur within 6 to 90 days of purchase. Please read the prospectus of the applicable  fund for more details.

Investors may not maintain, within the same  fund, simultaneous plans for systematic investment or exchange (into the fund) and system atic withdrawal or exchange (out of the fund). These privileges are subject to change or termination.

DIVIDENDS PLUS

Diversify your portfolio by investing dividends and other distributions from one Putnam fund automatically into another at net asset value.

STATEMENT OF INTENTION

To reduce a front-end sales charge, you may  agree to invest a minimum dollar amount over 13 months. Depending on your fund, the minimum  is

$50,000 or $100,000. Whenever you make an investment under this arrangement, you or your financial advisor should notify Putnam Investor

Services that a Statement of Intention is in effect.

Many of these services can be accessed online at

www.putnaminvestments.com.

For more information about any of these services and privileges, call your financial advisor or a Putnam customer service representative toll free at

1-800-225-1581.

Putnam Family of Funds a

The following is a complete list of Putnam's open-end mutual funds offered to the public. Please call your financial advisor or Putnam at

1-800-225-1581  to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully  before you invest or send money.

PUTNAM GROWTH FUNDS

Putnam Discovery Growth Fund

Putnam Growth Opportunities Fund

Putnam Health Sciences Trust

Putnam International New Opportunities Fund

Putnam New Opportunities Fund

Putnam OTC & Emerging Growth Fund

Putnam Small Cap Growth Fund

Putnam Vista Fund

Putnam Voyager Fund

PUTNAM BLEND FUNDS

Putnam Capital Appreciation Fund

Putnam Capital Opportunities Fund

Putnam Europe Equity Fund

Putnam Global Equity Fund

Putnam Global Natural Resources Fund

Putnam International Capital Opportunities Fund

Putnam International Equity Fund

Putnam Investors Fund

Putnam Research Fund

Putnam Tax Smart Equity Fund[REGISTRATION MARK]

Putnam Utilities Growth and Income Fund

PUTNAM VALUE FUNDS

Putnam Classic Equity Fund

Putnam Convertible Income-Growth Trust

Putnam Equity Income Fund

The George Putnam Fund of Boston

The Putnam Fund for Growth and Income

Putnam International Growth and Income Fund

Putnam Mid Cap Value Fund

Putnam New Value Fund

Putnam Small Cap Value Fund b

PUTNAM INCOME FUNDS

Putnam American Government Income Fund

Putnam Diversified Income Trust

Putnam Floating Rate Income Fund

Putnam Global Income Trust

Putnam High Yield Advantage Fund b

Putnam High Yield Trust

Putnam Income Fund

Putnam Limited Duration Government Income Fund c

Putnam Money Market Fund d

Putnam Prime Money Market Fund d

Putnam U.S. Government Income Trust

PUTNAM TAX-FREE INCOME FUNDS

Putnam AMT-Free Insured Municipal Fund e

Putnam Tax Exempt Income Fund

Putnam Tax Exempt Money Market Fund d

Putnam Tax-Free High Yield Fund

Putnam State Tax-Free Income Funds f

Arizona, California, Florida, Massachusetts, Michigan, Minnesota,

New Jersey, New York, Ohio and Pennsylvania

PUTNAM ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds -- three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Putnam Asset Allocation: Balanced Portfolio

Putnam Asset Allocation: Conservative Portfolio

Putnam Asset Allocation: Growth Portfolio

PUTNAM RETIREMENTREADY[REGISTRATION MARK] FUNDS

Putnam RetirementReady Funds -- ten investment portfolios that offer diversification among stocks, bonds and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

Putnam RetirementReady 2050 Fund

Putnam RetirementReady 2045 Fund

Putnam RetirementReady 2040 Fund

Putnam RetirementReady 2035 Fund

Putnam RetirementReady 2030 Fund

Putnam RetirementReady 2025 Fund

Putnam RetirementReady 2020 Fund

Putnam RetirementReady 2015 Fund

Putnam RetirementReady 2010 Fund

Putnam RetirementReady Maturity Fund

a As of  6/30/05.

b Closed to new investors.

c Prior to 11/30/04, Putnam Intermediate U.S. Government Income Fund.

d An investment in a money market fund is not insured or guaranteed by the

  Federal  Deposit Insurance Corporation or any other government agency.

  Although these funds seek to preserve your investment at $1.00 per share, it is possible to lose money by  investing in such funds.

e Prior to 11/30/04, Putnam Tax-Free Insured Fund.

f Not available in all states.




Glossary of terms


Bond                         An IOU issued by a government or corporation that

                             usually pays interest.

Capital                      A rise in an investment's principal value. Also

appreciation                 used to describe the investment objective of a

                             mutual fund whose primary criterion for

                             choosing securities is the potential to rise

                             in value rather than to provide dividend

                             income.

Capital                      A profit or loss on the sale of securities

gain/loss                    (generally stocks or bonds).

Class A, B, C,               Types of shares, each class offering investors

M, R, T shares               a different way to pay sales charges and

                             distribution fees. A fund's prospectus

                             explains the availability and attributes of each

                             type.

Common                       A unit of ownership of a corporation.

stock

Contingent                   A charge applied at the time of redemption of certain

deferred sales               mutual fund shares, rather than at the time of purchase.

charge                       A fund's CDSC generally declines each year after

(CDSC)                       purchase, until it no longer applies.

Declaration                  The date on which the Trustees approve the amount of

date                         a mutual fund's next distribution.

Distribution                 A payment from a mutual fund to shareholders. It may

                             include interest from bonds and dividends from stocks

                             (dividend distributions). It may also include profits

                             from the sale of securities from the fund's portfolio

                             (capital gains distributions).

Equity                       Securities representing ownership in a corporation.

securities                   Common stock and preferred stock are equity securities.

Ex-dividend                  The date on or after which a holder of newly-issued

date                         shares will not receive the fund's next distribution.

                             For Putnam funds, it is the same as the record date.

Net asset                    The value of one share of a mutual fund without regard

value (NAV)                  to sales charges. Some bond funds aim for a steady NAV,

                             representing stability; most stock funds aim to raise NAV,

                             representing growth in the value of an investment.

Payable date                 The date on which a mutual fund pays its distributions

                             to shareholders.

Public                       The purchase price of one class A or class M share

offering price               of a mutual fund, including the applicable "front-end"

(POP)                        sales charge.

Record date                  The date used to determine which shareholders are

                             entitled to a distribution. After the record date, shares

                             are sold "ex-dividend," or without the dividend. For Putnam funds, the ex-dividend date is the same as the record date.

Short-term                   Fee charged to shareholders of certain funds who redeem

trading fee                  fund shares that they have held for less than a stated

                             minimum amount of time. Short-term trading fees are withheld from the proceeds of the shareholder's redemption and are

                             payable to the fund.

Total return                 A measure of performance showing the change in the value of an investment over a given period, assuming all earnings

                             are reinvested.

Yield                        The percentage rate at which a fund has earned income from its investments over the indicated period. "SEC yield" (for funds other than money market funds) is a current return

                             based on net investment income over a recent  30-day period,

                             computed on a yield-to-maturity basis, which may differ from net investment income as determined for financial reporting purposes. This return is calculated by annualizing the

                             fund's net investment income over the indicated period and dividing by the price of a share at the end of the period.




For more information about

Putnam Small Cap Value Fund


The fund's SAI and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the independent registered public accounting firm's report and the financial statements included in the fund's most recent annual report to its shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The fund's annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial advisor,

by visiting Putnam's Internet site at www.putnaminvestments.com/individual,

or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about a fund, including its SAI, at the Securities and Exchange Commission's Public Reference Room in

Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C.

20549-0102. You may need to refer to the fund's file number.


PUTNAM INVESTMENTS

             One Post Office Square

             Boston, Massachusetts 02109

             1-800-225-1581

             Address correspondence to

             Putnam Investor Services

             P.O. Box 41203

             Providence, Rhode Island 02940-1203

             www.putnaminvestments.com


             File No. 811-7237           NP069 224971 6/05


Prospectus


June 30, 2005


Putnam Small Cap Value Fund

Class A shares -- for eligible retirement plans

Investment Category: Value

This prospectus explains what you should know about this mutual fund before you invest. Please read it carefully. This prospectus only offers class A shares of the fund without a sales charge to eligible retirement plans.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

   CONTENTS


 2 Fund summary

 2 Goal

 2 Main investment strategies

 2 Main risks

 2 Performance information

 3 Fees and expenses

 4 What are the fund's main investment strategies and related risks?

 8 Who manages the fund?

12 How does the fund price its shares?

13 How do I buy fund shares?

15 How do I sell fund shares?

16 How do I exchange fund shares?

16 Policy on excessive short-term trading

19 Fund distributions and taxes

19 Financial highlights


[SCALE LOGO OMITTED]

Fund summary

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- VALUE STOCKS


We invest mainly in common stocks of U.S. companies, with a focus on value stocks. Value stocks are those that we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of its stock may rise. Under normal circumstances, we invest at least 80%

of the fund's net assets in small companies of a size similar to those in the Russell 2000 Value Index.


MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry.

  This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of the fund's class A shares. The table following the chart compares the fund's performance to that of a broad measure of market performance. Of course, a fund's past performance is not an indication of future performance.

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS]

CALENDAR YEAR TOTAL RETURNS


2000               24.43%

2001               18.95%

2002              -18.69%

2003               50.67%

2004               25.67%

Year-to-date performance through 3/31/05 was -2.29%. During the periods shown in the bar chart, the highest return for a quarter was 24.50%

(quarter ending 6/30/03) and the lowest return for a quarter was -22.16%

(quarter ending 9/30/02).

Average Annual Total Returns (for periods ending 12/31/04)

------------------------------------------------------------------------------

                                                              Since

                                        Past       Past      inception

                                       1 year     5 years    (4/13/99)

------------------------------------------------------------------------------

Class A                                25.67%     17.91%      18.27%

Russell 2000 Value Index               22.25%     17.23%      16.31%

------------------------------------------------------------------------------


Class A share performance reflects the waiver of sales charges for purchases through eligible retirement plans.

The fund's performance is compared to the Russell 2000 Value Index, an unmanaged index of those companies in the Russell 2000 Index chosen for their value orientation.



FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in class A shares of the fund. Expenses are based on the fund's last fiscal year.

Shareholder Fees (fees paid directly from your investment)

------------------------------------------------------------------------------

Maximum Sales Charge (Load)                     NONE

Maximum Deferred Sales Charge (Load)            NONE

Maximum Redemption Fee* (as a percentage

of total redemption proceeds)                  2.00%

------------------------------------------------------------------------------


Annual Fund Operating Expenses+


(expenses that are deducted from fund assets)

------------------------------------------------------------------------------


                                       Distri-

                                       bution                   Total Annual

                      Management       (12b-1)       Other     Fund Operating

                         Fees           Fees        Expenses      Expenses

------------------------------------------------------------------------------

Class A                  0.75%         0.25%         0.38%         1.38%

------------------------------------------------------------------------------

* A 2.00% redemption fee (also referred to as a "short-term trading fee")

  may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

+ See the section "Who manages the fund?" for a discussion of regulatory matters and litigation.


EXAMPLE


The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 in the fund for the time periods shown and then redeem all your shares at the end of those periods. It also assumes a 5.00% return on your investment each year and that the fund's operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.


----------------------------------------------------------------------------

                        1 year        3 years       5 years     10 years

----------------------------------------------------------------------------


Class A                  $140          $437          $755        $1,657


----------------------------------------------------------------------------

What are the fund's main investment strategies and related risks?

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in value stocks. We will consider, among other factors, a company's financial strength, competitive position in its industry, projected future earnings,

cash flows and dividends when deciding whether to buy or sell investments.

A description of the risks associated with the fund's main investment strategies follows.

* Common stocks. Common stock represents an ownership interest in a company.

  The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries,

  such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that we have placed on it.


* Small companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources,

  or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small companies may therefore be more vulnerable to adverse developments than those of larger companies. The fund invests mostly in companies of a size similar to those in the Russell 2000 Value Index. As of May 31,

  2005, the index was composed of companies having a market capitalization of between $20 million and $4.9 billion.


* Foreign investments. We may invest in foreign investments. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information,

  and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments,

  which means we may at times be unable to sell them at desirable prices.

  Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S.

companies that are traded in foreign markets or investments in U.S.

companies that have significant foreign operations.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts.

  Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However,

  we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives.

  Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivatives positions at any time. In fact, many

over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations.

For further information about the risks of derivatives, see the statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other types of investments, such as investments in preferred stocks, convertible securities, and debt instruments, which may be subject to other risks, as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.


* Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the fund of brokerage commissions. The fund paid $1,408,431 in brokerage commissions during the last fiscal year, representing 0.15%

  of the fund's average net assets. Of this amount, $391,913, representing

  0.04% of the fund's average net assets, was paid to brokers who also provided research services. Additional information regarding Putnam's brokerage selection procedures is included in the SAI.

Although brokerage commissions and other portfolio transaction costs are not reflected in the fund's Total Annual Fund Operating Expenses ratio (as shown in the Annual Fund Operating Expenses table in the section "Fees and expenses"), they are reflected in the fund's total return. Combining the brokerage commissions paid by the fund during the last fiscal year (as a percentage of the fund's average net assets) with the fund's Total Annual

Fund Operating Expenses ratio for class A shares results in a "combined cost ratio" of 1.53% of the fund's average net assets for class A shares for the last fiscal year.

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the fund's transaction costs, they do not reflect any undisclosed amount of profit or "mark-up"

included in the price paid by the fund for principal transactions

(transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition,

brokerage commissions do not reflect other elements of transaction costs,

including the extent to which the fund's purchase and sale transactions may change the market price for an investment (the "market impact").

Another factor in transaction costs is the fund's portfolio turnover rate,

which measures how frequently the fund buys and sells investments. During the past five years, the fund's fiscal year portfolio turnover rate and the average turnover rate for the fund's Lipper category were as follows.

Turnover Comparison

------------------------------------------------------------------------------

                         2005        2004        2003        2002        2001

------------------------------------------------------------------------------

Putnam Small Cap

Value Fund               24%         24%         36%         34%         34%

Small Cap Value

Funds Average*           51%         51%         72%         84%         72%

------------------------------------------------------------------------------

* Average portfolio turnover rate of funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The Lipper category average portfolio turnover rate is calculated using the portfolio turnover rate for the fiscal year end of each fund in the Lipper category.

  Fiscal years may vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for the last fiscal year is based on information available as of June 30, 2005.

The fund may buy and sell investments relatively often. Both the fund's portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance.

Putnam Management is not permitted to consider sales of shares of the fund

(or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

* Portfolio holdings. The SAI includes a description of the fund's policies with respect to the disclosure of its portfolio holdings. For information on the fund's portfolio, you may visit the Putnam

  Investments Web site, www.putnaminvestments.com/individual, where the fund's top 10 holdings and related portfolio information may be viewed monthly beginning 10 business days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the Web site until the fund files a Form N-CSR or

  N-Q with the Securities and Exchange Commission (SEC) for the period that includes the date of the information.

Who manages the fund?

The fund's Trustees oversee the general conduct of the fund's business. The

Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam

Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.75% of average net assets for the fund's last fiscal year. Putnam

Management's address is One Post Office Square, Boston, MA 02109.

* Investment management teams. Putnam Management's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The members of the Small- and

  Mid-Cap Value Team manage the fund's investments. The names of all team members can be found at www.putnaminvestments.com.

The team members identified as the fund's Portfolio Leader and Portfolio

Member coordinate the team's efforts related to the fund and are primarily responsible for the day-to-day management of the fund's portfolio. In addition to these individuals, the team also includes other investment professionals, whose analysis, recommendations and research inform investment decisions made for the fund.

---------------------------------------------------------------------------

                       Joined                    Positions Over

Portfolio Leader       Fund      Employer        Past Five Years

---------------------------------------------------------------------------

Edward T. Shadek, Jr.  1999      Putnam          Deputy Head of

                                 Management      Investments and

                                 1997 - Present  Chief Investment Officer,

                                                 Small Cap Equities

---------------------------------------------------------------------------

                       Joined                    Positions Over

Portfolio Member       Fund      Employer        Past Five Years

---------------------------------------------------------------------------

Eric N. Harthun        2002      Putnam          Portfolio Manager

                                 Management

                                 2000 - Present

---------------------------------------------------------------------------

* Other funds managed by the Portfolio Leader and Portfolio Member. As of the fund's fiscal year-end, Edward T. Shadek Jr. was also a Portfolio

  Leader of Putnam Mid-Cap Value Fund. Edward T. Shadek, Jr. and Eric N.

  Harthun may also manage other accounts and variable trust funds managed by Putnam Management or an affiliate. The SAI provides additional information about other accounts managed by these individuals.

* Changes in the fund's Portfolio Leader and Portfolio Member. No changes in the fund's Portfolio Leader or Portfolio Members occurred during the fiscal year ended February 28, 2005. Edward T. Shadek, Jr. has served as

  Portfolio Leader of the fund since May 2002, when Putnam Management introduced this designation.

* Fund ownership. The table below shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund's last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.




Fund Portfolio Leader and Portfolio Member

-----------------------------------------------------------------------------------------------

                              $1-      $10,001 -  $50,001-  $100,001-   $500,001-   $1,000,001

                    Year  $0  $10,000  $50,000    $100,000  $500,000    $1,000,000    and over

-----------------------------------------------------------------------------------------------


Edward T. Shadek   2005                                         *

-----------------------------------------------------------------------------------------------

Portfolio Leader   2004                                         *

-----------------------------------------------------------------------------------------------

Eric N. Harthun    2005                  *

-----------------------------------------------------------------------------------------------

Portfolio Member   2004                  *

-----------------------------------------------------------------------------------------------



* Investment in the fund by Putnam employees and the Trustees. As of

  February 28, 2005, all of the 13 Trustees then on the Board of the

  Putnam funds owned fund shares. The table shows the approximate value of investments in the fund and all Putnam funds as of that date by

  Putnam employees and the fund's Trustees, including in each case investments by their immediate family members and amounts

  invested through retirement and deferred compensation plans.

---------------------------------------------------------------------

                         Fund           All Putnam funds

---------------------------------------------------------------------

Putnam employees     $17,000,000         $468,000,000

---------------------------------------------------------------------

Trustees                $630,000          $51,000,000

---------------------------------------------------------------------

The table below shows how much the members of Putnam's Executive Board have invested in the fund (in dollar ranges). Information shown is for February

28, 2005 and February 29, 2004.




Putnam Executive Board

-------------------------------------------------------------------------------------

                                            $1-      $10,001 -  $50,001 -  $100,001

                                  Year  $0  $10,000  $50,000    $100,000   and over

-------------------------------------------------------------------------------------


Philippe Bibi                     2005  *

-------------------------------------------------------------------------------------

Chief Technology Officer          2004  *

-------------------------------------------------------------------------------------

John F. Boneparth                 2005                 *

-------------------------------------------------------------------------------------

Head of Global Institutional Mgmt 2004                                       *

-------------------------------------------------------------------------------------

Joshua H. Brooks                  2005  *

-------------------------------------------------------------------------------------

Deputy Head of Investments        N/A

-------------------------------------------------------------------------------------

Kevin M. Cronin                   2005  *

-------------------------------------------------------------------------------------

Head of Investments               N/A

-------------------------------------------------------------------------------------

Charles E. Haldeman, Jr.          2005                 *

-------------------------------------------------------------------------------------

President and CEO                 2004  *

-------------------------------------------------------------------------------------

Amrit Kanwal                      2005                 *

-------------------------------------------------------------------------------------

Chief Financial Officer           N/A

-------------------------------------------------------------------------------------

Steven D. Krichmar                2005                                       *

-------------------------------------------------------------------------------------

Chief of Operations               N/A

-------------------------------------------------------------------------------------

Francis J. McNamara, III          2005  *

-------------------------------------------------------------------------------------

General Counsel                   N/A

-------------------------------------------------------------------------------------

Richard A. Monaghan               2005                                       *

-------------------------------------------------------------------------------------

Head of Retail Management         2004                                       *

-------------------------------------------------------------------------------------

Richard Robie, III                2005                 *

-------------------------------------------------------------------------------------

Chief Administrative Officer      N/A

-------------------------------------------------------------------------------------

Edward T. Shadek, Jr.             2005                                       *

-------------------------------------------------------------------------------------

Deputy Head of Investments        N/A

-------------------------------------------------------------------------------------



N/A indicates the individual was not a member of Putnam's Executive Board as of the reporting date.

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to Putnam Management's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent,

  dependable and superior performance over time. The peer group for the fund, Small Cap Value Funds, is its broad investment category as determined by Lipper Inc. The portion of the incentive compensation pool available to your investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent,

  dependable and superior performance over time on a before-tax basis.


* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam

  Management's incentive compensation program) means being in the top third of the peer group over three and five years.


In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members,

Putnam Management retains discretion to reward or penalize teams or individuals, including the fund's Portfolio Leader and Portfolio Member, as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. Putnam Management has entered into agreements with the Securities and Exchange Commission and the

  Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant,

  with payments to shareholders currently expected by the end of the summer.

The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits.

Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.


How does the fund price its shares?


The price of the fund's shares is based on its net asset value (NAV). The

NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock

Exchange (NYSE) each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value.

It values all other investments and assets at their fair value. For example, the fund may value a stock traded on a U.S. exchange at its fair value when the exchange closes early or trading in the stock is suspended.

It may also value a stock at fair value if recent transactions in the stock have been very limited or material information about the issuer becomes available after the close of the relevant market. The value determined for an investment using the fund's fair value pricing procedures may differ from recent market prices for the investment.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 11:00 a.m. Eastern time each day the NYSE is open. As a result,

changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. If there has been a movement in the U.S. currency market that exceeds a specified threshold that may change from time to time, the fund will generally use exchange rates determined as of 3:00 p.m.

Eastern time. Because foreign markets may be open at different times than the NYSE, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S.

market that exceeds a specified threshold that may change from time to time. As noted above, the value determined for an investment using the fund's fair value pricing procedures may differ from recent market prices for the investment.


How do I buy fund shares?

All orders to purchase shares must be made through your employer's retirement plan. For more information about how to purchase shares of the fund through your employer's plan or limitations on the amount that may be purchased, please consult your employer.


Putnam Retail Management generally must receive your plan's completed buy order before the close of regular trading on the NYSE for shares to be bought at that day's offering price.


To eliminate the need for safekeeping, the fund will not issue certificates for shares.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the fund is unable to collect the required information, Putnam Investor Services may not be able to open your fund account. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth.

Entities, such as trusts, estates, corporations and partnerships, must also provide other identifying information. Putnam Investor Services may share identifying information with third parties for the purpose of verification.

If Putnam Investor Services cannot verify identifying information after opening your account, the fund reserves the right to close your account.


The fund may periodically close to new purchases of shares or refuse any order to buy shares if the fund determines that doing so would be in the best interests of the fund and its shareholders.


* Distribution (12b-1) plan. The fund has adopted a distribution plan to pay for the marketing of class A shares and for services provided to shareholders. The plan provides for payments at an annual rate (based on average net assets) of up to 0.35%. The Trustees currently limit payments on class A shares to 0.25% of average net assets. Because the fees are paid out of the fund's assets on an ongoing basis, they will increase the cost of your investment.


* Eligible retirement plans. An employer-sponsored retirement plan is eligible to purchase class A shares without an initial sales charge through this prospectus if its plan administrator or dealer of record has entered into an agreement with Putnam Retail Management or it invests at least $1 million in class A shares of the fund or other

  Putnam funds.

* Payments to dealers. If you purchase your shares through a dealer

  (the term "dealer" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator and any other institution having a selling, services or any similar agreement with Putnam Retail Management or one of its affiliates), your dealer generally receives payments from Putnam Retail

  Management representing some or all of the sales charges and distribution (12b-1) fees shown in the tables under the heading "Fees and Expenses" at the front of this prospectus.

Putnam Retail Management and its affiliates also pay additional compensation to selected dealers in recognition of their marketing support and/or program servicing (each of which is described in more detail below).

These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the fund or other Putnam funds to its customers. These additional payments are made by Putnam Retail

Management and its affiliates and do not increase the amount paid by you or the fund as shown under the heading "Fees and Expenses".

The additional payments to dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors:

average net assets of a fund attributable to that dealer, sales of a fund attributable to that dealer, or reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares), or on the basis of a negotiated lump sum payment for services provided.

Marketing support payments, which are generally available to most dealers engaging in significant sales of Putnam fund shares, are not expected, with certain limited exceptions, to exceed 0.085% of the average net assets of

Putnam's retail mutual funds attributable to that dealer on an annual basis.

Program servicing payments, which are paid in some instances to third parties in connection with investments in the fund by retirement plans and other investment programs, are not expected, with certain limited exceptions, to exceed 0.15% of the total assets in the program on an annual basis.

Putnam Retail Management and its affiliates may make other payments or allow other promotional incentives to dealers to the extent permitted by

SEC and NASD rules and by other applicable laws and regulations. Certain dealers also receive payments in recognition of subaccounting or other services they provide to shareholders or plan participants who invest in the fund or other Putnam funds through their retirement plan. See the discussion in the SAI under the heading "Management -- Investor Servicing

Agent and Custodian" for more details.

You can find more details in the SAI about the payments made by Putnam

Retail Management and its affiliates and the services provided by your dealer. Your dealer may charge you fees or commissions in addition to those disclosed in this prospectus. You can also ask your dealer about any payments it receives from Putnam Retail Management and its affiliates and any services your dealer provides, as well as about fees and/or commissions it charges.


How do I sell fund shares?


Subject to any restrictions imposed by your employer's plan, you can sell your shares through the plan back to the fund any day the NYSE is open. For more information about how to sell shares of the fund through your employer's plan, including any charges that the plan may impose, please consult your employer.

The fund will impose a short-term trading fee of 2.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 5 days or less (including if you purchased the shares by exchange). The short-term trading fee is paid directly to the fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For investors in defined contribution plans administered by Putnam or a Putnam affiliate, the short-term trading fee will not apply in certain circumstances, such as redemptions to pay distributions or loans from such plans, redemptions of shares purchased directly with contributions by a plan participant or sponsor, redemptions of shares purchased in connection with loan repayments, redemptions in the event of shareholder death or post-purchase disability, redemptions made as part of a systematic withdrawal plan and redemptions from certain omnibus accounts. These exceptions may also apply to defined contribution plans administered by third parties that assess the fund's short-term trading fee. For purposes of determining whether the short-term trading fee applies, the shares that were held the longest will be redeemed first. Some financial intermediaries, retirement plan sponsors or recordkeepers that hold omnibus accounts with the fund are currently unable or unwilling to assess the fund's short-term trading fee. Some of these firms use different systems or criteria to assess fees that are currently higher than, and in some cases in addition to, the fund's short-term trading fee.

Your plan administrator must send a signed letter of instruction to Putnam

Investor Services. The price you will receive is the next NAV per share calculated after the fund receives the instruction in proper form. In order to receive that day's NAV, Putnam Investor Services must receive the instruction before the close of regular trading on the NYSE.


The fund generally sends payment for your shares the business day after your request is received. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

How do I exchange fund shares?

Subject to any restrictions your plan imposes, you can exchange your fund shares for shares of other Putnam funds offered through your employer's plan without a sales charge. Contact your plan administrator or Putnam

Investor Services for more information.


The exchange privilege is not intended as a vehicle for short-term trading.

In order to discourage excessive exchange activity and otherwise to promote the best interests of the fund, the fund will impose a short-term trading fee of 2.00% of the total exchange amount (calculated at market value) on exchanges of shares held for 5 days or less (including shares purchased by exchange). In the case of defined contribution plans administered by Putnam or a Putnam affiliate, the 2.00% short-term trading fee will apply to exchanges of shares purchased by exchange that are held in a plan participant's account for 5 days or less. Some financial intermediaries,

retirement plan sponsors or recordkeepers that hold omnibus accounts with the fund are currently unable or unwilling to assess the fund's short-term trading fee. Some of these firms use different systems or criteria to assess fees that are currently higher than, and in some cases in addition to, the fund's short-term trading fee.


The fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange.

The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds.


Policy on excessive

short-term trading

* Risks of excessive short-term trading. Excessive short-term trading activity may reduce the fund's performance and harm all fund shareholders by interfering with portfolio management, increasing the fund's expenses and diluting the fund's net asset value. Depending on the size and frequency of short-term trades in the fund's shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold. The need to execute additional portfolio transactions due to these cash flows may also increase the fund's brokerage and administrative costs.

When the fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund's investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the

NYSE, the time as of which the fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

Because the fund invests in securities that may trade infrequently or may be more difficult to value, such as securities of smaller companies, it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund's investments. In addition, the market for securities of smaller companies may at times show "market momentum," in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer.

Short-term traders may seek to capture this momentum by trading frequently in the fund's shares, which may reduce the fund's performance and dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, the fund may also be unable to buy or sell these securities at desirable prices in response to volatile cash flows caused by short-term trading. Similar risks may apply if the fund holds other types of less liquid securities,

including below investment grade bonds.

* Fund policies. In order to protect the interests of long-term shareholders of the fund, Putnam Management and the fund's Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by imposing short-term trading fees and using fair value pricing procedures to value investments under some circumstances. In addition,

  Putnam Management monitors activity in shareholder accounts about which it possesses the necessary information in order to detect excessive short-term trading patterns and takes steps to deter excessive short-term traders.

Putnam Management and the fund reserve the right to reject or restrict purchases or exchanges for any reason. Putnam Management or the fund may determine that an investor's trading activity is excessive or otherwise potentially harmful based on various factors, including an investor's or financial intermediary's trading history in the fund, other Putnam funds or other investment products, and may aggregate activity in multiple accounts under common ownership or control. If the fund identifies an investor or intermediary as a potential excessive trader, it may, among other things,

impose limitations on the amount, number, manner, or frequency of future purchases or exchanges or temporarily or permanently bar the investor or intermediary from investing in the fund or other Putnam funds. The fund may take these steps in its discretion even if the investor's activity may not have been detected by the fund's current monitoring parameters.

* Limitations on the fund's policies. There is no guarantee that the fund will be able to detect excessive short-term trading in all accounts. For example, Putnam Management currently does not have access to sufficient information to identify each investor's trading history, and in certain circumstances there are operational or technological constraints on its ability to enforce the fund's policies. In addition, even when Putnam Management has sufficient information, its detection methods may not capture all excessive short-term trading.

In particular, many purchase, redemption and exchange orders are received from financial intermediaries that hold omnibus accounts with the fund.

Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among retirement plans and financial intermediaries such as brokers,

advisers and third-party administrators. The fund is generally not able to identify trading by a particular beneficial owner within an omnibus account, which makes it difficult or impossible to determine if a particular shareholder is engaging in excessive short-term trading. Putnam

Management monitors aggregate cash flows in omnibus accounts on an ongoing basis. If high cash flows or other information indicate that excessive short-term trading may be taking place, Putnam Management will contact the financial intermediary, plan sponsor or recordkeeper that maintains accounts for the underlying beneficial owner and attempt to identify and remedy any excessive trading. However, the fund's ability to monitor and deter excessive short-term traders in omnibus accounts ultimately depends on the capabilities and cooperation of these third-party financial firms.

The fund's policies on exchanges may also be modified for accounts held by certain retirement plans to conform to plan exchange limits or Department of Labor requirements. A financial intermediary or plan sponsor may impose different or additional limits on short-term trading.

* Blackout periods for Putnam employees. Putnam Investments imposes blackout periods on investments in the Putnam funds (other than money market funds) by its employees and certain family members. Employees of

  Putnam Investments and covered family members may not make a purchase followed by a sale, or a sale followed by a purchase, in any non-money market Putnam fund within any 90-calendar day period. Members of Putnam

  Management's Investment Division, certain senior executives, and certain other employees with access to investment information, as well as their covered family members, are subject to a blackout period of one year.

  These blackout periods are subject to limited exceptions.


Fund distributions and taxes

The fund normally distributes any net investment income and any net realized capital gains annually.

The terms of your employer's plan will govern how your employer's plan may receive distributions from the fund. Generally, periodic distributions from the fund to your employer's plan are reinvested in additional fund shares,

although your employer's plan may permit you to receive fund distributions from net investment income in cash while reinvesting capital gains distributions in additional shares or to receive all fund distributions in cash. If you do not select another option, all distributions will be reinvested in additional fund shares.


Generally, for federal income tax purposes, fund distributions are taxable as ordinary income, except that any properly designated distributions of long-term capital gains will be taxed as such regardless of how long you have held your shares. However, distributions by the fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the fund) from such a plan.


The fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund's return on those investments would be decreased.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Financial highlights


The financial highlights table is intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund,

assuming reinvestment of all dividends and distributions. This information has been derived from the fund's financial statements, which have been audited by KPMG LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.




FINANCIAL HIGHLIGHTS

(For a common share outstanding throughout the period)

CLASS A

------------------------------------------------------------------------------------------------------------------

                                      Year            Year

Per-share                            ended           ended

operating performance              February 28     February 29               Year ended February 28

------------------------------------------------------------------------------------------------------------

                                      2005            2004            2003            2002            2001

------------------------------------------------------------------------------------------------------------


Net asset value,

beginning of period                 $18.01          $10.51          $13.83          $12.59          $10.01

------------------------------------------------------------------------------------------------------------

Investment operations:

------------------------------------------------------------------------------------------------------------

Net investment income (a)               -- (d)(e)      .04             .02             .02             .03

------------------------------------------------------------------------------------------------------------

Net realized and unrealized

gain (loss) on investments            3.00            7.46           (3.13)           1.52            2.59

------------------------------------------------------------------------------------------------------------

Total from

investment operations                 3.00            7.50           (3.11)           1.54            2.62

------------------------------------------------------------------------------------------------------------

Less distributions:

------------------------------------------------------------------------------------------------------------

From net realized

gain on investments                  (1.90)             --            (.21)           (.30)           (.04)

------------------------------------------------------------------------------------------------------------

From return of capital                  --              --              -- (d)          --              --

------------------------------------------------------------------------------------------------------------

Total distributions                  (1.90)                           (.21)           (.30)           (.04)

------------------------------------------------------------------------------------------------------------

Redemption fees                         -- (d)          --              --              --              --

------------------------------------------------------------------------------------------------------------

Net asset value,

end of period                       $19.11          $18.01          $10.51          $13.83          $12.59

------------------------------------------------------------------------------------------------------------

Total return at

net asset value (%)(b)               16.83           71.36          (22.56)          12.28           26.19

------------------------------------------------------------------------------------------------------------

Ratios and supplemental data

------------------------------------------------------------------------------------------------------------

Net assets, end of period

(in thousands)                    $496,588        $482,998        $346,527        $579,539        $242,602

------------------------------------------------------------------------------------------------------------

Ratio of expenses to

average net assets (%)(c)             1.38 (e)        1.34            1.27            1.25            1.31

------------------------------------------------------------------------------------------------------------

Ratio of net investment income

(loss) to average net assets (%)      (.03) (e)        .29             .19             .12             .25

------------------------------------------------------------------------------------------------------------

Portfolio turnover (%)               24.00           24.40           36.46           34.35           34.37

------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements.

(d) Amount represents less than $0.01 per share.

(e) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money

    Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended February 28, 2005 reflect a reduction of less than 0.01% of average net assets for class A shares.



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[This page left intentionally blank]

[This page left intentionally blank]


For more information

about Putnam Small Cap

Value Fund


The fund's SAI and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the independent registered public accounting firm's report and the financial statements included in the fund's most recent annual report to its shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The fund's annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by visiting Putnam's Internet site at

www.putnaminvestments.com/individual, or by calling Putnam toll-free at

1-800-752-9894.

You may review and copy information about a fund, including its SAI, at the Securities and Exchange Commission's Public Reference Room in

Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the fund  on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following  E-mail address: publicinfo@sec.gov,

or by writing the Commission's Public Reference Section, Washington, D.C.

20549-0102. You may need to refer to the fund's file number.


PUTNAM INVESTMENTS



                    One Post Office Square

                    Boston, Massachusetts 02109

                    1-800-752-9894

                    Address correspondence to

                    Putnam Investor Services

                    P.O. Box 9740

                    Providence, Rhode Island 02940-9740

                    www.putnaminvestments.com


DA069 224980 6/05   File No. 811-7237


Prospectus


June 30, 2005


Putnam Small Cap Value Fund

Class Y shares

Investment Category: Value

This prospectus explains what you should know about this mutual fund before you invest. Please read it carefully.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

   CONTENTS


 2 Fund summary

 2 Goal

 2 Main investment strategies

 2 Main risks

 2 Performance information

 3 Fees and expenses

 4 What are the fund's main investment strategies and related risks?

 8 Who manages the fund?

12 How does the fund price its shares?

13 How do I buy fund shares?

15 How do I sell fund shares?

16 How do I exchange fund shares?

17 Policy on excessive short-term trading

19 Fund distributions and taxes

20 Financial highlights


[SCALE LOGO OMITTED]

Fund summary

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- VALUE STOCKS


We invest mainly in common stocks of U.S. companies, with a focus on value stocks. Value stocks are those that we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of its stock may rise. Under normal circumstances, we invest at least 80%

of the fund's net assets in small companies of a size similar to those in the Russell 2000 Value Index.


MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of the fund's class Y shares. The table following the chart compares the fund's performance to that of a broad measure of market performance. Of course, a fund's past performance is not an indication of future performance.

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS]

CALENDAR YEAR TOTAL RETURNS


2000             24.43%

2001             19.20%

2002            -18.44%

2003             51.02%

2004             26.01%

Year-to-date performance through 3/31/05 was -2.26%. During the periods shown in the bar chart, the highest return for a quarter was 24.65%

(quarter ending 6/30/03) and the lowest return for a quarter was -22.08%

(quarter ending 9/30/02).

Average Annual Total Returns (for periods ending 12/31/04)

----------------------------------------------------------------------------

                                                           Since

                                    Past       Past      inception

                                   1 year     5 years    (4/13/99)

----------------------------------------------------------------------------

Class Y                            26.01%     18.15%       18.48%

Russell 2000 Value Index           22.25%     17.23%       16.31%

----------------------------------------------------------------------------

Performance information shown in the bar chart and table above, for periods prior to the inception of class Y shares on 1/3/01, is derived from the historical performance of the fund's class A shares (not offered by this prospectus). Class Y share performance does not reflect the initial sales charge currently applicable to class A shares or differences in operating expenses which, for class Y shares, are lower than the operating expenses applicable to class A shares.

The fund's performance is compared to the Russell 2000 Value Index, an unmanaged index of those companies in the Russell 2000 Index chosen for their value orientation.


FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in class Y shares of the fund. Expenses are based on the fund's last fiscal year.

Shareholder fees (fees paid directly from your investment)

----------------------------------------------------------------------------

Maximum Sales Charge (Load)                                NONE

Maximum Deferred Sales Charge (Load)                       NONE

Maximum Redemption Fee*

(as a percentage of total redemption proceeds)             2.00%

----------------------------------------------------------------------------



----------------------------------------------------------------------------

Annual Fund Operating Expenses+

(expenses that are deducted from fund assets)

-------------------------------------------------------------------

                                                      Total Annual

                           Management      Other     Fund Operating

                              Fees        Expenses      Expenses

-------------------------------------------------------------------


Class Y                       0.75%         0.38%         1.13%

-------------------------------------------------------------------

* A 2.00% redemption fee (also referred to as a "short-term trading fee")

  may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

+ See the section "Who manages the fund?" for a discussion of regulatory matters and litigation.


EXAMPLE


The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 in the fund for the time periods shown and then redeem all your shares at the end of those periods. It also assumes a 5.00% return on your investment each year and that the fund's operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.


-----------------------------------------------------------------------------

                        1 year        3 years       5 years     10 years

-----------------------------------------------------------------------------


Class Y                  $115          $359          $622        $1,375


-----------------------------------------------------------------------------

What are the fund's main investment strategies and related risks?

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in value stocks. We will consider, among other factors, a company's financial strength, competitive position in its industry, projected future earnings,

cash flows and dividends when deciding whether to buy or sell investments.

A description of the risks associated with the fund's main investment strategies follows.

* Common stocks. Common stock represents an ownership interest in a company.

  The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries,

  such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that we have placed on it.


* Small companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources,

  or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small companies may therefore be more vulnerable to adverse developments than those of larger companies. The fund invests mostly in companies of a size similar to those in the Russell 2000 Value Index. As of

  May 31, 2005, the index was composed of companies having a market capitalization of between $20 million and $4.9 billion.


* Foreign investments. We may invest in foreign investments. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information,

  and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments,

  which means we may at times be unable to sell them at desirable prices.

  Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S.

companies that are traded in foreign markets or investments in U.S.

companies that have significant foreign operations.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts.

  Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However,

  we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives.

  Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivatives positions at any time. In fact, many

over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations.

For further information about the risks of derivatives, see the statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other types of investments, such as investments in preferred stocks, convertible securities, and debt instruments, which may be subject to other risks, as described in the

  SAI.

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.


* Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the fund of brokerage commissions. The fund paid $1,408,431 in brokerage commissions during the last fiscal year, representing 0.15% of the fund's average net assets. Of this amount, $391,913, representing

  0.04% of the fund's average net assets, was paid to brokers who also provided research services. Additional information regarding Putnam's brokerage selection procedures is included in the SAI.

Although brokerage commissions and other portfolio transaction costs are not reflected in the fund's Total Annual Fund Operating Expenses ratio (as shown in the Annual Fund Operating Expenses table in the section "Fees and expenses"), they are reflected in the fund's total return. Combining the brokerage commissions paid by the fund during the last fiscal year (as a percentage of the fund's average net assets) with the fund's Total Annual

Fund Operating Expenses ratio for class Y shares results in a "combined cost ratio" of 1.28% of the fund's average net assets for class Y shares for the last fiscal year.

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the fund's transaction costs, they do not reflect any undisclosed amount of profit or "mark-up"

included in the price paid by the fund for principal transactions

(transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition,

brokerage commissions do not reflect other elements of transaction costs,

including the extent to which the fund's purchase and sale transactions may change the market price for an investment (the "market impact").

Another factor in transaction costs is the fund's portfolio turnover rate,

which measures how frequently the fund buys and sells investments. During the past five years, the fund's fiscal year portfolio turnover rate and the average turnover rate for the fund's Lipper category were as follows.

Turnover Comparison

--------------------------------------------------------------------------

                        2005      2004      2003      2002      2001

--------------------------------------------------------------------------

Putnam Small Cap

Value Fund               24%       24%       36%       34%       34%

Small Cap Value

Funds Average*           51%       51%       72%       84%       72%

--------------------------------------------------------------------------

* Average portfolio turnover rate of funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The Lipper category average portfolio turnover rate is calculated using the portfolio turnover rate for the fiscal year end of each fund in the Lipper category.

  Fiscal years may vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for the last fiscal year is based on information available as of June 30, 2005.

The fund may buy and sell investments relatively often. Both the fund's portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and shareholder taxes and decreased performance.

Putnam Management is not permitted to consider sales of shares of the fund

(or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

* Portfolio holdings. The SAI includes a description of the fund's policies with respect to the disclosure of its portfolio holdings. For information on the fund's portfolio, you may visit the Putnam

  Investments Web site, www.putnaminvestments.com/individual, where the fund's top 10 holdings and related portfolio information may be viewed monthly beginning 10 business days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the Web site until the fund files a Form N-CSR or

  N-Q with the Securities and Exchange Commission (SEC) for the period that includes the date of the information.


Who manages the fund?


The fund's Trustees oversee the general conduct of the fund's business. The

Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam

Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.75% of average net assets for the fund's last fiscal year. Putnam

Management's address is One Post Office Square, Boston, MA 02109.

* Investment management teams. Putnam Management's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The members of the Small- and

  Mid-Cap Value Team manage the fund's investments. The names of all team members can be found at www.putnaminvestments.com.

The team members identified as the fund's Portfolio Leader and Portfolio

Member coordinate the team's efforts related to the fund and are primarily responsible for the day-to-day management of the fund's portfolio. In addition to these individuals, the team also includes other investment professionals, whose analysis, recommendations and research inform investment decisions made for the fund.

-------------------------------------------------------------------------------

                       Joined                    Positions Over

Portfolio Leader       Fund     Employer         Past Five Years

-------------------------------------------------------------------------------

Edward T. Shadek, Jr.  1999     Putnam           Deputy Head of Investments

                                Management       and Chief Investment Officer,

                                1997 - Present   Small Cap Equities

-------------------------------------------------------------------------------

                       Joined                    Positions Over

Portfolio Member       Fund     Employer         Past Five Years

-------------------------------------------------------------------------------

Eric N. Harthun        2002     Putnam           Portfolio Manager

                                Management

                                2000 - Present

-------------------------------------------------------------------------------

* Other funds managed by the Portfolio Leader and Portfolio Member. As of the

  fund's fiscal year-end, Edward T. Shadek Jr. was also a Portfolio Leader of Putnam Mid-Cap Value Fund. Edward T. Shadek, Jr. and Eric N. Harthun

  may also manage other accounts and variable trust funds managed by

  Putnam Management or an affiliate. The SAI provides additional information about other accounts managed by these individuals.

* Changes in the fund's Portfolio Leader and Portfolio Member. No changes in the fund's Portfolio Leader or Portfolio Members occurred during the fiscal year ended February 28, 2005. Edward T. Shadek, Jr. has served as

  Portfolio Leader of the fund since May 2002, when Putnam Management introduced this designation.

* Fund ownership. The table below shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund's last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.




Fund Portfolio Leader and Portfolio Member

---------------------------------------------------------------------------------------------------------------

                                    $1 -        $10,001 -   $50,001-     $100,001 -   $500,001 -   $1,000,001

                    Year     $0     $10,000     $50,000     $100,000     $500,000     $1,000,000     and over

---------------------------------------------------------------------------------------------------------------


Edward T. Shadek   2005                                                      *

---------------------------------------------------------------------------------------------------------------

Portfolio Leader   2004                                                      *

---------------------------------------------------------------------------------------------------------------

Eric N. Harthun    2005                            *

---------------------------------------------------------------------------------------------------------------

Portfolio Member   2004                            *

---------------------------------------------------------------------------------------------------------------



* Investment in the fund by Putnam employees and the Trustees. As of

  February 28, 2005, all of the 13 Trustees then on the Board of the

  Putnam funds owned fund shares. The table shows the approximate value of investments in the fund and all Putnam funds as of that date by Putnam employees and the fund's Trustees, including in each case investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

---------------------------------------------------------------------

                           Fund          All Putnam funds

---------------------------------------------------------------------

Putnam employees      $17,000,000         $468,000,000

---------------------------------------------------------------------

Trustees                 $630,000          $51,000,000

---------------------------------------------------------------------

The table below shows how much the members of Putnam's Executive Board have invested in the fund (in dollar ranges). Information shown is for February

28, 2005 and February 29, 2004.




Putnam Executive Board

--------------------------------------------------------------------------------------------------

                                                    $1 -     $10,001 -   $50,001-     $100,001

                                    Year     $0     $10,000  $50,000     $100,000     and over

--------------------------------------------------------------------------------------------------


Philippe Bibi                       2005      *

--------------------------------------------------------------------------------------------------

Chief Technology Officer            2004      *

--------------------------------------------------------------------------------------------------

John F. Boneparth                   2005                        *

--------------------------------------------------------------------------------------------------

Head of Global Institutional Mgmt   2004                                                 *

--------------------------------------------------------------------------------------------------

Joshua H. Brooks                    2005      *

--------------------------------------------------------------------------------------------------

Deputy Head of Investments           N/A

--------------------------------------------------------------------------------------------------

Kevin M. Cronin                     2005      *

--------------------------------------------------------------------------------------------------

Head of Investments                  N/A

--------------------------------------------------------------------------------------------------

Charles E. Haldeman, Jr.            2005                        *

--------------------------------------------------------------------------------------------------

President and CEO                   2004      *

--------------------------------------------------------------------------------------------------

Amrit Kanwal                        2005                        *

--------------------------------------------------------------------------------------------------

Chief Financial Officer              N/A

--------------------------------------------------------------------------------------------------

Steven D. Krichmar                  2005                                                 *

--------------------------------------------------------------------------------------------------

Chief of Operations                  N/A

--------------------------------------------------------------------------------------------------

Francis J. McNamara, III            2005      *

--------------------------------------------------------------------------------------------------

General Counsel                      N/A

--------------------------------------------------------------------------------------------------

Richard A. Monaghan                 2005                                                 *

--------------------------------------------------------------------------------------------------

Head of Retail Management           2004                                                 *

--------------------------------------------------------------------------------------------------

Richard Robie, III                  2005                        *

--------------------------------------------------------------------------------------------------

Chief Administrative Officer         N/A

--------------------------------------------------------------------------------------------------

Edward T. Shadek, Jr.               2005                                                 *

--------------------------------------------------------------------------------------------------

Deputy Head of Investments           N/A

--------------------------------------------------------------------------------------------------



N/A indicates the individual was not a member of Putnam's Executive

Board as of the reporting date.

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of

  Putnam Investments' total incentive compensation pool that is available to Putnam Management's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent,

  dependable and superior performance over time. The peer group for the fund, Small Cap Value Funds, is its broad investment category as determined by Lipper Inc. The portion of the incentive compensation pool available to your investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent,

  dependable and superior performance over time on a before-tax basis.


* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam Management's incentive compensation program) means being in the top third of the peer group over three and five years.


In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members,

Putnam Management retains discretion to reward or penalize teams or individuals, including the fund's Portfolio Leader and Portfolio Member, as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. Putnam Management has entered into agreements with the Securities and Exchange Com mis sion and the

  Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachu setts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant,

  with payments to shareholders currently expected by the end of the summer.

The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits.

Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.


How does the fund price its shares?


The price of the fund's shares is based on its net asset value (NAV). The

NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock

Exchange (NYSE) each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value.

It values all other investments and assets at their fair value. For example, the fund may value a stock traded on a U.S. exchange at its fair value when the exchange closes early or trading in the stock is suspended.

It may also value a stock at fair value if recent transactions in the stock have been very limited or material information about the issuer becomes available after the close of the relevant market. The value determined for an investment using the fund's fair value pricing procedures may differ from recent market prices for the investment.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 11:00 a.m. Eastern time each day the NYSE is open. As a result,

changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. If there has been a movement in the U.S. currency market that exceeds a specified threshold that may change from time to time, the fund will generally use exchange rates determined as of 3:00 p.m.

Eastern time. Because foreign markets may be open at different times than the NYSE, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S.

market that exceeds a specified threshold that may change from time to time. As noted above, the value determined for an investment using the fund's fair value pricing procedures may differ from recent market prices for the investment.


How do I buy fund shares?

All orders to purchase shares must be made through your employer's retirement plan. For more information about how to purchase shares of the fund through your employer's plan or limitations on the amount that may be purchased, please consult your employer.


Putnam Retail Management generally must receive your plan's completed buy order before the close of regular trading on the NYSE for shares to be bought at that day's offering price.


To eliminate the need for safekeeping, the fund will not issue certificates for shares.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the fund is unable to collect the required information, Putnam Investor Services may not be able to open your fund account. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth.

Entities, such as trusts, estates, corporations and partnerships, must also provide other identifying information. Putnam Investor Services may share identifying information with third parties for the purpose of verification.

If Putnam Investor Services cannot verify identifying information after opening your account, the fund reserves the right to close your account.


The fund may periodically close to new purchases of shares or refuse any order to buy shares if the fund determines that doing so would be in the best interests of the fund and its shareholders.


* Eligible purchasers. A defined contribution plan (including a corporate IRA)

  is eligible to purchase class Y shares if approved by Putnam and if

* the plan, its sponsor and other employee benefit plans of the sponsor invest at least $150 million in Putnam funds and other investments managed by

  Putnam Management or its affiliates, or the average investment in

  Putnam-managed assets of accounts in the plan is at least $30,000; or

* the plan's sponsor confirms a good faith expectation that, within such period after initial purchase as is agreed by the sponsor and Putnam,

  investments in Putnam-managed assets will attain the level or average account size specified above, using the higher of purchase price or current market value, and agrees that class Y shares may be redeemed and class A shares purchased if that level is not attained.


College savings plans that qualify for tax-exempt treatment under Section

529 of the Internal Revenue Code, bank trust departments and trust companies, other defined contribution plans, and other Putnam funds and

Putnam investment products, if approved by Putnam, are also eligible to purchase class Y shares.

* Payments to dealers. If you purchase your shares through a dealer (the term "dealer" includes any broker, dealer, bank, bank trust department,

  registered investment advisor, financial planner, retirement plan administrator and any other institution having a selling, services or any similar agreement with Putnam Retail Management or one of its affiliates), your dealer generally receives payments from Putnam Retail

  Management representing some or all of the sales charges and distribution (12b-1) fees shown in the tables under the heading "Fees and Expenses" at the front of this prospectus.

Putnam Retail Management and its affiliates also pay additional compensation to selected dealers in recognition of their marketing support and/or program servicing (each of which is described in more detail below).

These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the fund or other Putnam funds to its customers. These additional payments are made by Putnam Retail

Management and its affiliates and do not increase the amount paid by you or the fund as shown under the heading "Fees and Expenses".

The additional payments to dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors:

average net assets of a fund attributable to that dealer, sales of a fund attributable to that dealer, or reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares), or on the basis of a negotiated lump sum payment for services provided.

Marketing support payments, which are generally available to most dealers engaging in significant sales of Putnam fund shares, are not expected, with certain limited exceptions, to exceed 0.085% of the average net assets of

Putnam's retail mutual funds attributable to that dealer on an annual basis.

Program servicing payments, which are paid in some instances to third parties in connection with investments in the fund by retirement plans and other investment programs, are not expected, with certain limited exceptions, to exceed 0.15% of the total assets in the program on an annual basis.

Putnam Retail Management and its affiliates may make other payments or allow other promotional incentives to dealers to the extent permitted by

SEC and NASD rules and by other applicable laws and regulations. Certain dealers also receive payments in recognition of subaccounting or other services they provide to shareholders or plan participants who invest in the fund or other Putnam funds through their retirement plan. See the discussion in the SAI under the heading "Management -- Investor Servicing

Agent and Custodian" for more details.

You can find more details in the SAI about the payments made by Putnam

Retail Management and its affiliates and the services provided by your dealer. Your dealer may charge you fees or commissions in addition to those disclosed in this prospectus. You can also ask your dealer about any payments it receives from Putnam Retail Management and its affiliates and any services your dealer provides, as well as about fees and/or commissions it charges.


How do I sell fund shares?


Subject to any restrictions imposed by your employer's plan, you can sell your shares through the plan back to the fund any day the NYSE is open. For more information about how to sell shares of the fund through your employer's plan, including any charges that the plan may impose, please consult your employer.

The fund will impose a short-term trading fee of 2.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 5 days or less (including if you purchased the shares by exchange). The short-term trading fee is paid directly to the fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For investors in defined contribution plans administered by Putnam or a Putnam affiliate, the short-term trading fee will not apply in certain circumstances, such as redemptions to pay distributions or loans from such plans, redemptions of shares purchased directly with contributions by a plan participant or sponsor, redemptions of shares purchased in connection with loan repayments, redemptions in the event of shareholder death or post-purchase disability, redemptions made as part of a systematic withdrawal plan and redemptions from certain omnibus accounts. These exceptions may also apply to defined contribution plans administered by third parties that assess the fund's short-term trading fee. For purposes of determining whether the short-term trading fee applies, the shares that were held the longest will be redeemed first. Some financial intermediaries, retirement plan sponsors or recordkeepers that hold omnibus accounts with the fund are currently unable or unwilling to assess the fund's short-term trading fee. Some of these firms use different systems or criteria to assess fees that are currently higher than, and in some cases in addition to, the fund's short-term trading fee.

Your plan administrator must send a signed letter of instruction to Putnam

Investor Services. The price you will receive is the next NAV per share calculated after the fund receives the instruction in proper form. In order to receive that day's NAV, Putnam Investor Services must receive the instruction before the close of regular trading on the NYSE.


The fund generally sends payment for your shares the business day after your request is received. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

How do I exchange fund shares?

Subject to any restrictions your plan imposes, you can exchange your fund shares for shares of other Putnam funds offered through your employer's plan without a sales charge. Contact your plan administrator or Putnam

Investor Services for more information.


The exchange privilege is not intended as a vehicle for short-term trading.

In order to discourage excessive exchange activity and otherwise to promote the best interests of the fund, the fund will impose a short-term trading fee of 2.00% of the total exchange amount (calculated at market value) on exchanges of shares held for 5 days or less (including shares purchased by exchange). In the case of defined contribution plans administered by Putnam or a Putnam affiliate, the 2.00% short-term trading fee will apply to exchanges of shares purchased by exchange that are held in a plan participant's account for 5 days or less. Some financial intermediaries,

retirement plan sponsors or recordkeepers that hold omnibus accounts with the fund are currently unable or unwilling to assess the fund's short-term trading fee. Some of these firms use different systems or criteria to assess fees that are currently higher than, and in some cases in addition to, the fund's short-term trading fee.


The fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange.

The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds.


Policy on excessive

short-term trading

* Risks of excessive short-term trading. Excessive short-term trading activity may reduce the fund's performance and harm all fund shareholders by interfering with portfolio management, increasing the fund's expenses and diluting the fund's net asset value. Depending on the size and frequency of short-term trades in the fund's shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold. The need to execute additional portfolio transactions due to these cash flows may also increase the fund's brokerage and administrative costs.

When the fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund's investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the

NYSE, the time as of which the fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

Because the fund invests in securities that may trade infrequently or may be more difficult to value, such as securities of smaller companies, it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund's investments. In addition, the market for securities of smaller companies may at times show "market momentum," in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer.

Short-term traders may seek to capture this momentum by trading frequently in the fund's shares, which may reduce the fund's performance and dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, the fund may also be unable to buy or sell these securities at desirable prices in response to volatile cash flows caused by short-term trading. Similar risks may apply if the fund holds other types of less liquid securities,

including below investment grade bonds.

* Fund policies. In order to protect the interests of long-term shareholders of the fund, Putnam Management and the fund's Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by imposing short-term trading fees and using fair value pricing procedures to value investments under some circumstances. In addition, Putnam

  Management monitors activity in shareholder accounts about which it possesses the necessary information in order to detect excessive short-term trading patterns and takes steps to deter excessive short-term traders.

Putnam Management and the fund reserve the right to reject or restrict purchases or exchanges for any reason. Putnam Manage ment or the fund may determine that an investor's trading activity is excessive or otherwise potentially harmful based on various factors, including an investor's or financial intermediary's trading history in the fund, other Putnam funds or other investment products, and may aggregate activity in multiple accounts under common ownership or control. If the fund identifies an investor or intermediary as a potential excessive trader, it may, among other things,

impose limitations on the amount, number, manner, or frequency of future purchases or exchanges or temporarily or permanently bar the investor or intermediary from investing in the fund or other Putnam funds. The fund may take these steps in its discretion even if the investor's activity may not have been detected by the fund's current monitoring parameters.

* Limitations on the fund's policies. There is no guarantee that the fund will be able to detect excessive short-term trading in all accounts. For example, Putnam Management currently does not have access to sufficient information to identify each investor's trading history, and in certain circumstances there are operational or technological constraints on its ability to enforce the fund's policies. In addition, even when Putnam

  Management has sufficient information, its detection methods may not capture all excessive short-term trading.

In particular, many purchase, redemption and exchange orders are received from financial intermediaries that hold omnibus accounts with the fund.

Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among retirement plans and financial intermediaries such as brokers,

advisers and third-party administrators. The fund is generally not able to identify trading by a particular beneficial owner within an omnibus account, which makes it difficult or impossible to determine if a particular shareholder is engaging in excessive short-term trading. Putnam

Manage ment monitors aggregate cash flows in omnibus accounts on an ongoing basis. If high cash flows or other information indicate that excessive short-term trading may be taking place, Putnam Manage ment will contact the financial intermediary, plan sponsor or recordkeeper that maintains accounts for the underlying beneficial owner and attempt to identify and remedy any excessive trading. However, the fund's ability to monitor and deter excessive short-term traders in omnibus accounts ultimately depends on the capabilities and cooperation of these third-party financial firms.

The fund's policies on exchanges may also be modified for accounts held by certain retirement plans to conform to plan exchange limits or Department of Labor requirements. A financial intermediary or plan sponsor may impose different or additional limits on short-term trading.

* Blackout periods for Putnam employees. Putnam Investments imposes blackout periods on investments in the Putnam funds (other than money market funds) by its employees and certain family members. Employees of Putnam

  Investments and covered family members may not make a purchase followed by a sale, or a sale followed by a purchase, in any non-money market

  Putnam fund within any 90-calendar day period. Members of Putnam

  Management's Investment Division, certain senior executives, and certain other employees with access to investment information, as well as their covered family members, are subject to a blackout period of one year.

  These blackout periods are subject to limited exceptions.


Fund distributions and taxes

The fund normally distributes any net investment income and any net realized capital gains annually.

The terms of your employer's plan will govern how your employer's plan may receive distributions from the fund. Generally, periodic distributions from the fund to your employer's plan are reinvested in additional fund shares,

although your employer's plan may permit you to receive fund distributions from net investment income in cash while reinvesting capital gains distributions in additional shares or to receive all fund distributions in cash. If you do not select another option, all distributions will be reinvested in additional fund shares.


Generally, for federal income tax purposes, fund distributions are taxable as ordinary income, except that any properly designated distributions of long-term capital gains will be taxed as such regardless of how long you have held your shares. However, distributions by the fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the fund) from such a plan.


The fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund's return on those investments would be decreased.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Financial highlights

The financial highlights table is intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund,

assuming reinvestment of all dividends and distributions. This information has been derived from the fund's financial statements, which have been audited by KPMG LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.





FINANCIAL HIGHLIGHTS

(For a common share outstanding throughout the period)

CLASS Y

-----------------------------------------------------------------------------------------------------------

                                                                                                 For the

                                                                                                  period

                                     Year            Year                                       January 3,

Per-share                           ended           ended               Year ended               2001+ to

operating performance            February 28     February 29            February 28            February 28

-----------------------------------------------------------------------------------------------------------

                                    2005            2004          2003               2002          2001

-----------------------------------------------------------------------------------------------------------


Net asset value,

beginning of period               $18.16          $10.57        $13.87             $12.59        $11.73

-----------------------------------------------------------------------------------------------------------

Investment operations:

-----------------------------------------------------------------------------------------------------------

Net investment income (a)            .03 (e)         .08           .06                .05           .01

-----------------------------------------------------------------------------------------------------------

Net realized and unrealized

gain (loss) on investments          3.05            7.51         (3.15)              1.53           .85

-----------------------------------------------------------------------------------------------------------

Total from

investment operations               3.08            7.59         (3.09)              1.58           .86

-----------------------------------------------------------------------------------------------------------

Less distributions:

-----------------------------------------------------------------------------------------------------------

From net realized

gain on investments                (1.90)             --          (.21)              (.30)           --

-----------------------------------------------------------------------------------------------------------

From return of capital                --              --            -- (d)             --            --

-----------------------------------------------------------------------------------------------------------

Total distributions                (1.90)             --          (.21)              (.30)           --

-----------------------------------------------------------------------------------------------------------

Redemption fees                       -- (d)          --            --                 --            --

-----------------------------------------------------------------------------------------------------------

Net asset value,

end of period                     $19.34          $18.16        $10.57             $13.87        $12.59

-----------------------------------------------------------------------------------------------------------

Total return at

net asset value (%)(b)             17.14           71.81        (22.35)             12.60          7.33 *

-----------------------------------------------------------------------------------------------------------

Ratios and supplemental data

-----------------------------------------------------------------------------------------------------------

Net assets, end of period

(in thousands)                   $85,561        $103,874       $36,979            $35,327       $25,077

-----------------------------------------------------------------------------------------------------------

Ratio of expenses to

average net assets (%)(c)           1.13 (e)        1.09          1.02               1.00           .17 *

-----------------------------------------------------------------------------------------------------------

Ratio of net investment income

to average net assets (%)            .25 (e)         .52           .48                .36           .08 *

-----------------------------------------------------------------------------------------------------------

Portfolio turnover (%)             24.00           24.40         36.46              34.35         34.37

-----------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements.

(d) Amount represents less than $0.01 per share.

(e) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money

    Market Fund during the period.  As a result of such waivers, the expenses of the fund for the period ended February 28, 2005 reflect a reduction of less than 0.01% of average net assets for class Y shares.



[This page left intentionally blank]

[This page left intentionally blank]


For more information

about Putnam Small Cap

Value Fund


The fund's SAI and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the independent registered public accounting firm's report and the financial statements included in the fund's most recent annual report to its shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The fund's annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by visiting Putnam's Internet site at

www.putnaminvestments.com/individual, or by calling Putnam toll-free at

1-800-752-9894.

You may review and copy information about a fund, including its SAI, at the Securities and Exchange Commission's Public Reference Room in

Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the fund  on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following  E-mail address: publicinfo@sec.gov,

or by writing the Commission's Public Reference Section, Washington, D.C.

20549-0102. You may need to refer to the fund's file number.


PUTNAM INVESTMENTS



                    One Post Office Square

                    Boston, Massachusetts 02109

                    1-800-752-9894

                    Address correspondence to

                    Putnam Investor Services

                    P.O. Box 9740

                    Providence, Rhode Island 02940-9740

                    www.putnaminvestments.com


DY069 224981 6/05   File No. 811-7237


Putnam Small Cap Value Fund

A Series of Putnam Investment Funds

FORM N-1A

PART B

STATEMENT OF ADDITIONAL INFORMATION ("SAI")


June 30, 2005

This SAI is not a prospectus. If the fund has more than one form of current prospectus, each reference to the prospectus in this SAI shall include all of the fund's prospectuses, unless otherwise noted. The SAI should be read together with the applicable prospectus. Certain disclosure has been incorporated by reference from the fund's annual reports. For a free copy of the fund's annual report or a prospectus dated June 30, 2005, as revised from time to time, call Putnam Investor Services at 1-800-225-1581 or write Putnam Investor Services, P.O. Box 41203, Providence, RI 02940-1203.


Part I of this SAI contains specific information about the fund. Part II includes information about the fund and the other Putnam funds.

506613

Table of Contents

PART I

FUND ORGANIZATION AND CLASSIFICATION................................	I-3
INVESTMENT RESTRICTIONS.............................................	I-4
CHARGES AND EXPENSES................................................	I-5
OTHER ACCOUNTS MANAGED BY THE FUND'S PORTFOLIO MANAGERS.............	I-14
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS................................................	I-15


PART II

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS...........	II-1
 TAXES...............................................................	II-25
MANAGEMENT..........................................................	II-32
DETERMINATION OF NET ASSET VALUE....................................	II-48
HOW TO BUY SHARES...................................................	II-49
ADDITIONAL DEALER PAYMENTS..........................................	II-59
DISTRIBUTION PLANS..................................................	II-61
INVESTOR SERVICES...................................................	II-65
SIGNATURE GUARANTEES................................................	II-68
SUSPENSION OF REDEMPTIONS...........................................	II-68
SHAREHOLDER LIABILITY...............................................	II-69
DISCLOSURE OF PORTFOLIO INFORMATION.................................	II-69
PROXY VOTING GUIDELINES AND PROCEDURES..............................	II-70
SECURITIES RATINGS..................................................	II-71
DEFINITIONS.........................................................	II-75
APPENDIX A..........................................................	II-76


SAI

PART I

FUND ORGANIZATION AND CLASSIFICATION


Putnam Small Cap Value Fund is a series of Putnam Investment Funds, a Massachusetts business trust organized on October 31, 1994 (the "Trust"). A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of The Commonwealth of Massachusetts.


The Trust is an open-end management investment company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any such series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The fund offers classes of shares with different sales charges and expenses.

Each share has one vote, with fractional shares voting proportionally.  Shares of all series and classes will vote together as a single class on all matters except (i) when required by the Investment Company Act of 1940 or when the Trustees have determined that a matter affects one or more series or classes materially differently, shares are voted by individual series or class; and (ii) when the Trustees determine that such a matter affects only the interests of a particular series or class, then only shareholders of such series or class shall be entitled to vote thereon. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the fund were liquidated, would receive the net assets of the fund.


The fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.  The fund has voluntarily undertaken to hold a shareholder meeting at which the Board of Trustees would be elected at least every five years beginning in 2004.

The fund is a "diversified" investment company under the Investment Company Act of 1940. This means that with respect to 75% of its total assets, the fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities and securities issued by other investment companies). The remaining 25% of its total assets is not subject to this restriction. To the extent the fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of such issuer's securities declines.

INVESTMENT RESTRICTIONS

As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities of a fund created under the Trust, the fund may not and will not:


(1) Borrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made.

(2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

(3) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(4) Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving physical commodities.

(5) Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam funds), by entering into repurchase agreements or by lending its portfolio securities.


(6) With respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.


(7) With respect to 75% of its total assets, acquire more than 10% of the voting securities of any issuer.


(8) Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the funds’ total assets would be invested in any one industry.

(9) Issue any class of securities which is senior to the funds’ shares of beneficial interest, except for permitted borrowings.


The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of the fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding fund shares, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding fund shares are represented at the meeting in person or by proxy.

The following non-fundamental investment policies may be changed by the Trustees without shareholder approval:


(1) The fund will not invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the fund (or the person designated by the Trustees of the fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the fund's net assets (taken at current value) would be invested in securities described in (a), (b) and (c).

All percentage limitations on investments (other than pursuant to non-fundamental restriction (1)) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.


CHARGES AND EXPENSES

Management fees


Under a Management Contract with the Trust dated December 02, 1994, as most recently revised on March 12, 2001, the fund pays a quarterly fee to Putnam Management based on the average net assets of the fund, as determined at the close of each business day during the quarter, at the annual rate of:


0.80% of the first $500 million of average net assets;

0.70% of the next $500 million of average net assets;

0.65% of the next $500 million of average net assets;

0.60% of the next $5 billion of average net assets;

0.575% of the next $5 billion of average net assets;

0.555% of the next $5 billion of average net assets;

0.54% of the next $5 billion of average net assets; and

0.53% of any excess thereafter.

For the past three fiscal years, pursuant to the management contract, the fund incurred the following fees:


Fiscal year	Management fee paid	Amount of management fee waived	Amount management fee would have been without expense limitation
2005	$6,976,001	$4,914	$6,980,915
2004	$6,718,638	$0	$0
2003	$7,719,920	$0	$0

Expense limitation. The fund invests a portion of its assets in Putnam Prime Money Market Fund. In connection with such investment, management fees paid by the fund are reduced by an amount equal to the management fees and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. Net management fees paid for fiscal 2005 reflect the waiver of $4,914 in management fees otherwise payable by the fund to Putnam Management in respect of such investments.


Brokerage commissions

The following table shows brokerage commissions paid during the fiscal periods indicated:

Fiscal year	Brokerage commissions
 2005	$1,408,431
2004	$1,689,675
2003	$3,319,951

The brokerage commissions for the fund’s 2005 fiscal year were lower than the brokerage commissions for the fund’s 2003 fiscal year due to a decrease in portfolio turnover and a decrease in the fund’s assets.


The following table shows transactions placed with brokers and dealers during the most recent fiscal year to recognize research, statistical and quotation services received by Putnam Management and its affiliates:

Dollar value of these transactions	Percentage of total transactions	Amount of commissions
$191,065,337	30.24%	$391,913

At the end of fiscal 2004, the fund held securities valued at $4,972,616 of Friedman, Billings, Ramsey Group, Inc., one of the fund's regular broker-dealers.

Administrative expense reimbursement

The fund reimbursed Putnam Management for administrative services during fiscal 2005, including compensation of certain fund officers and contributions to the Putnam Investments Profit Sharing Retirement Plan for their benefit, as follows:


Total reimbursement	Portion of total reimbursement for compensation and contributions
$34,073	$27,060


Trustee responsibilities and fees

The Trustees are responsible for generally overseeing the conduct of fund business. Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for the fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Putnam Management also manages the fund's other affairs and business.


The table below shows the value of each Trustee's holdings in the fund and in all of the Putnam Funds as of December 31, 2004.


Name of Trustee	Dollar range of Putnam Small Cap Value Fund shares owned	Aggregate dollar range of shares held in all of the Putnam funds overseen by Trustee
Jameson A. Baxter	$10,001-$50,000	over $100,000
Charles B. Curtis	$1-$10,000	over $100,000
 Myra R. Drucker	$1-$10,000	$50,001-$100,000
 John A. Hill	over $100,000	over $100,000
Paul L. Joskow	$50,001-$100,000	over $100,000
Elizabeth T. Kennan	$10,001-$50,000	over $100,000
John H. Mullin, III	over $100,000	over $100,000
Robert E. Patterson	$10,001-$50,000	over $100,000
W. Thomas Stephens	$1-10,000	over $100,000
Richard B. Worley	$1-$10,000	over $100,000
*Charles E. Haldeman, Jr.	$10,001-$50,000	over $100,000
*George Putnam, III	$10,001-$50,000	over $100,000

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management Limited Partnership ("Putnam Retail Management") or Marsh & McLennan Companies, Inc., the parent company of Putnam Investments and its affiliated companies. Messrs. Putnam, III and Haldeman are deemed "interested persons" by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management or shareholders of Marsh & McLennan Companies, Inc. Mr. Haldeman is the President and Chief Executive Officer of Putnam Investments. Mr. Putnam is the President of the fund and each of the other Putnam funds~~.~~ The balance of the Trustees are not "interested persons."

Each independent Trustee of the fund receives an annual retainer fee and an additional meeting fee for each Trustees' meeting attended. Independent Trustees who serve on board committees receive additional fees for attendance at certain committee meetings and for special services rendered in that connection. All of the current independent Trustees of the fund are Trustees of all the Putnam funds and receive fees for their services. Mr. Putnam also receives the foregoing fees for his services as Trustee.

The Trustees periodically review their fees to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of independent Trustees of the fund, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least three business days per Trustee meeting. The committees of the Board of Trustees, and the number of times each committee met during your fund’s fiscal year, are shown in the table below:

Audit and Pricing Committee	24
Board Policy and Nominating Committee	11
Brokerage and Custody Committee	9
Communication, Service and Marketing Committee	15
Contract Committee	16
Distributions Committee	8
Executive Committee	1
Investment Oversight Committees	40

The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by the fund for fiscal 2005, and the fees paid to each Trustee by all of the Putnam funds during calendar year 2004:

COMPENSATION TABLE


Trustees/Year	Aggregate compensation from the fund(1)	Pension or retirement benefits accrued as part of fund expenses	Estimated annual benefits from all Putnam funds upon retirement(2)	Total compensation from all Putnam funds(3)(4)
Jameson A. Baxter/1994(5)	$2,021	$497	$100,000	$218,950
Charles B. Curtis/2001	$2,214	$771	$100,000	$244,250
Myra R. Drucker/2004(6)	$800	N/A	N/A	$33,780
Charles E. Haldeman, Jr./2004(6)	$0	N/A	N/A	$0
John A. Hill/1985(5)(7)	$4,259	$646	$200,000	$458,626
Ronald J. Jackson/1996(5)(8)	$2,072	$534	$100,000	$224,000
Paul L. Joskow/1997(5)(7)	$2,694	$429	$100,000	$294,500
Elizabeth T. Kennan/1992	$2,041	$655	$100,000	$221,500
John H. Mullin, III/1997(5)	$1,966	$573	$100,000	$216,200
Robert E. Patterson/1984	$1,995	$353	$100,000	$217,750
George Putnam, III/1984(7)	$2,386	$301	$125,000	$262,500
W. Thomas Stephens/1997(5)	$2,104	$540	$100,000	$228,250
W. Nicholas Thorndike/1992(9)	$789	$791	$105,783	$114,500
Richard B. Worley/2004(6)	$800	N/A	N/A	$33,780


(1) Includes an annual retainer and an attendance fee for each meeting attended.


(2) Assumes that each Trustee retires at the normal retirement date. For Trustees who are not within three years of retirement, estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 2004. For Mr. Thorndike, the annual benefits equal the actual benefits he is currently receiving under the Retirement Plan for Trustees of the Putnam funds.

(3) As of December 31, 2004, there were 110 funds in the Putnam family. For Mr. Hill, amounts shown also include compensation for service as a trustee of TH Lee, Putnam Emerging Opportunities Portfolio, a closed-end fund advised by an affiliate of Putnam Management.

(4) Includes amounts (ranging from approximately $5,000 to $90,000 per Trustee) for which the Putnam funds were reimbursed by Putnam Management for special Board and committee meetings and additional time spent on behalf of the Putnam funds in connection with certain regulatory and other matters relating to alleged improper trading by certain Putnam Management employees and participants in certain 401(k) plans administered by Putnam Fiduciary Trust Company.

(5) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan.  As of February 28, 2005, the total amounts of deferred compensation payable by the fund, including income earned on such amounts, to certain Trustees were: Ms. Baxter - $2,276; Mr. Hill - $8,296; Mr. Jackson - $4,183; Mr. Joskow - $2,680; Mr. Mullin - $2,608; and Mr. Stephens - $495.

(6) Ms. Drucker and Messrs. Haldeman and Worley were elected to the Board of Trustees on November 11, 2004.

(7) Includes additional compensation to Messrs. Hill, Putnam and Dr. Joskow for service as Chairman of the Trustees, President of the Funds and Chairman of the Audit and Pricing Committee, respectively.

(8) Mr. Jackson retired from the Board of Trustees of the Putnam funds on June 10, 2005.

(9) Mr. Thorndike retired from the Board of Trustees of the Putnam funds on June 30, 2004.

Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual compensation paid to such Trustee for the last three years of service prior to retirement. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service. A death benefit, also available under the Plan, ensures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the board after 2003.


For additional information concerning the Trustees, see "Management" in Part II of this SAI.

Share ownership


At May 31, 2005, the officers and Trustees of the fund as a group owned less than 1% of the outstanding shares of each class of the fund, and, except as noted below, no person owned of record or to the knowledge of the fund beneficially 5% or more of any class of shares of the fund.


Class	Shareholder name and address	Percentage owned
A	Edward D. Jones & Co 201 Progress Pkwy Maryland Heights, MO 63043-3003	7.00%
B	Merrill, Lynch, Pierce, Fenner & Smith Inc. 4800 Deer Lake Dr E Jacksonville, FL 32246	5.70%
C	Merrill, Lynch, Pierce, Fenner & Smith Inc. 4800 Deer Lake Dr E Jacksonville, FL 32246	11.20%
M	Saxon & Co. P.O. Box 7780 Philadelphia, PA 19182-0001	17.20%
M	Edward D. Jones & Co 201 Progress Pkwy Maryland Heights, MO 63043-3003	5.40%
Y*	Borg-Warner Automotive Inc. Retirement Savings Plan	33.49%
Y**	Putnam Investments Profit Sharing Plan	29.07%
Y*	United States Filter Corporation Retirement Savings Plan	10.72%
Y*	Building Service Local 32B-J Supplemental Retirement Savings Plan	10.36%

*

  The address for the name listed is: c/o Mercer Trust Company, as trustee or agent, Investors Way, Norwood, MA 02062.

** The address for the name listed is: c/o Putnam Fiduciary Trust Company, as trustee or agent, One Post Office Square, Boston, MA ^02109.


Distribution fees


During fiscal 2005, the fund paid the following 12b-1 fees to Putnam Retail Management:

Class A	Class B	Class C	Class M
$1,178,059	$2,885,772	$460,480	$77,937

Class A sales charges and contingent deferred sales charges


Putnam Retail Management received sales charges with respect to class A shares in the following amounts during the periods indicated:

Fiscal year	Total front-end sales charges	Sales charges retained by Putnam Retail Management after dealer concessions	Contingent deferred sales charges
2005	$231,968	$30,319	$446
2004	$268,518	$45,132	$5,660
2003	$578,567	$101,485	$10,424

Class B contingent deferred sales charges

Putnam Retail Management received contingent deferred sales charges upon redemptions of class B shares in the following amounts during the periods indicated:

Fiscal year	Contingent deferred sales charges
2005	$416,422
2004	$877,421
2003	$883,007

Class C contingent deferred sales charges

Putnam Retail Management received contingent deferred sales charges upon redemptions of class C shares in the following amounts during the periods indicated:

Fiscal year	Contingent deferred sales charges
2005	$1,162
2004	$2,111
2003	$21,891



Class M sales charges and contingent deferred sales charges

Putnam Retail Management received sales charges with respect to class M shares in the following amounts during the periods indicated:

Fiscal year	Total front-end sales charges	Sales charges retained by Putnam Retail Management after dealer concessions	Contingent deferred sales charges
2005	$6,701	$1,501	$0
2004	$8,243	$1,476	$0
2003	$14,592	$2,556	$0

Investor servicing and custody fees and expenses


During the 2005 fiscal year, the fund incurred $2,799,314 in fees and out-of-pocket expenses for investor servicing and custody services provided by Putnam Fiduciary Trust Company.

OTHER ACCOUNTS MANAGED BY THE FUND’S PORTFOLIO MANAGERS

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund’s Portfolio Leader and Portfolio Member managed as of the fund’s most recent fiscal year-end.  The other accounts may include accounts for which the individual was not designated as a portfolio member.  Unless noted, none of the other accounts pays a fee based on the account’s performance.

Portfolio Leader or Member	Other SEC-registered open-end and closed-end funds		Other accounts that pool assets from more than one client		Other accounts (including separate accounts, managed account programs and single-sponsor defined contribution plan offerings)
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Edward T. Shadek, Jr,	3	$1,298,600,000	5*	$317,500,000	9**	$645,600,000
Eric N. Harthun	1	$395,800,000	4***	$118,300,000	9+	$917,900,000

*

2 accounts, with total assets of $51,600,000, pay an advisory fee based on account performance.

**

2 accounts, with total assets of $289,600,000, pay an advisory fee based on account performance.

***

1 account, with total assets of $17,100,000, pays an advisory fee based on account performance.

+

2 accounts, with total assets of $276,200,000, pay an advisory fee based on account performance.

See "Management - Portfolio Transactions - Potential conflicts of interest in managing multiple accounts" in Part II of this SAI for information on how Putnam Management addresses potential conflicts of interest resulting from an individual's management of more than one account.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

KPMG LLP, 99 High Street, Boston, Massachusetts 02110, is the fund's independent registered public accounting firm providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The Report of Independent Registered Public Accounting Firm, financial highlights and financial statements included in the fund's Annual Report for the fiscal year ended February 28, 2005, are incorporated by reference into this SAI. The fund’s Annual Report for the fiscal year ended February 28, 2005 was filed electronically on April 27, 2005 (File No. 811-7237). The financial highlights included in the prospectus and incorporated by reference into this SAI and the financial statements incorporated by reference into the prospectus and this SAI have been so included and incorporated in reliance upon the reports of the independent registered public accounting firm, given on their authority as experts in auditing and accounting.


TABLE OF CONTENTS

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS       II-1


TAXES                                                          II-25


MANAGEMENT                                                     II-32

DETERMINATION OF NET ASSET VALUE                               II-48

HOW TO BUY SHARES                                              II-49

ADDITIONAL DEALER PAYMENTS                                     II-59


DISTRIBUTION PLANS                                             II-61


INVESTOR SERVICES                                              II-65

SIGNATURE GUARANTEES                                           II-68


SUSPENSION OF REDEMPTIONS                                      II-68


SHAREHOLDER LIABILITY                                          II-69

DISCLOSURE OF PORTFOLIO INFORMATION                            II-69


PROXY VOTING GUIDELINES AND PROCEDURES                         II-70


SECURITIES RATINGS                                             II-71

DEFINITIONS                                                    II-75

APPENDIX A                                                     II-76



THE PUTNAM FUNDS

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

PART II


MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS

As noted in the prospectus, in addition to the principal investment strategies and the principal risks described in the prospectus, the fund may employ other investment practices and may be subject to other risks,

which are described below.  Because the following is a combined description of investment strategies of all of the Putnam funds, certain matters described herein may not apply to your fund.  Unless a strategy or policy described below is specifically prohibited by the investment restrictions explained in the fund's prospectus or Part I of this SAI,

or by applicable law, the fund may engage in each of the practices described below.


Foreign Investments

Foreign securities are normally denominated and traded in foreign currencies.  As a result, the value of the fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.  There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States.  The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.  Foreign brokerage commissions and other fees are also generally higher than in the United States.

Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund's assets held abroad) and expenses not present in the settlement of investments in U.S. markets.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls, foreign withholding taxes or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the fund's investments in certain foreign countries.  Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax

considerations may apply.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the

United States or in other foreign countries.  The laws of some foreign countries may limit the fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with

investments in "emerging markets."   For example, political and economic

structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries.  Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies.  High rates of inflation or currency devaluations may adversely affect the economies and securities markets of such countries.

Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies.

Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years,

and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets.  The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries, and the fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets.  There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations.

Foreign Currency Transactions

To manage its exposure to foreign currencies, the fund may engage in foreign currency exchange transactions, including purchasing and selling foreign currency, foreign currency options, foreign currency forward contracts and foreign currency futures contracts and related options.

In addition, the fund may write covered call and put options on foreign currencies for the purpose of increasing its current return.

Generally, the fund may engage in both "transaction hedging" and

"position hedging."  The fund may also engage in foreign currency transactions for non-hedging purposes, subject to applicable law.  When it engages in transaction hedging, the fund enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities.

The fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency.  By transaction hedging the fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is earned, and the date on which such payments are made or received.

The fund may purchase or sell a foreign currency on a spot (or cash)

basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. If conditions warrant, for hedging or non-hedging purposes the fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.  A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate.  Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements.  In addition, for transaction hedging purposes the fund may also purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

For transaction hedging purposes the fund may also purchase

exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.  A put option on a futures contract gives the fund the right to assume a short position in the futures contract until the expiration of the option.  A put option on a currency gives the fund the right to sell the currency at an exercise price until the expiration of the option.  A call option on a futures contract gives the fund the right to assume a long position in the futures contract until the expiration of the option.  A call option on a currency gives the fund the right to purchase the currency at the exercise price until the expiration of the option.

The fund may engage in position hedging to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of the currency in which the securities the fund intends to buy are denominated, when the fund holds cash or short-term investments).

For position hedging purposes, the fund may purchase or sell, on exchanges or in over-the-counter markets, foreign currency futures contracts, foreign currency forward contracts and options on foreign currency futures contracts and on foreign currencies.  In connection with position hedging, the fund may also purchase or sell foreign currency on a spot basis.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract.  Accordingly, it may be necessary for the fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency.  Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the fund owns or intends to purchase or sell.  They simply establish a rate of exchange which one can achieve at some future point in time.  Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.  See

"Risk factors in options transactions."

The fund may seek to increase its current return or to offset some of the costs of hedging against fluctuations in current exchange rates by writing covered call options and covered put options on foreign currencies.  The fund receives a premium from writing a call or put option, which increases the fund's current return if the option expires unexercised or is closed out at a net profit.  The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

The fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated.  Putnam Management will engage in such "cross hedging"

activities when it believes that such transactions provide significant hedging opportunities for the fund.  Cross hedging transactions by the fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

The fund may also engage in non-hedging currency transactions.  For example, Putnam Management may believe that exposure to a currency is in the fund's best interest but that securities denominated in that currency are unattractive.  In that case the fund may purchase a currency forward contract or option in order to increase its exposure to the currency.  In accordance with SEC regulations, the fund will segregate liquid assets in its portfolio to cover forward contracts used for non-hedging purposes.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country.  In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions.  Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces.

The value of a foreign currency option, forward contract or futures contract reflects the value of an exchange rate, which in turn reflects relative values of two currencies -- the U.S. dollar and the foreign currency in question.  Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of foreign currency options,

forward contracts and futures contracts, investors may be disadvantaged by having to deal in an odd-lot market for the underlying foreign currencies in connection with options at prices that are less favorable than for round lots.  Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.  Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable.

The interbank market in foreign currencies is a global, around-the-clock market.  To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

The decision as to whether and to what extent the fund will engage in foreign currency exchange transactions will depend on a number of factors, including prevailing market conditions, the composition of the fund's portfolio and the availability of suitable transactions.

Accordingly, there can be no assurance that the fund will engage in foreign currency exchange transactions at any given time or from time to time.

Currency forward and futures contracts.  A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract.  In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee.  The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.  A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.  A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a price set at the time of the contract.  Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects.  For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month.  Forward contracts may be in any amount agreed upon by the parties rather than predetermined amounts.  Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required.  A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the fund either may accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract.  Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.  Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in the foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts.  Although the fund intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time.  In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin.

Foreign currency options.  In general, options on foreign currencies operate similarly to options on securities and are subject to many of the risks described above.  Foreign currency options are traded primarily in the over-the-counter market, although options on foreign currencies are also listed on several exchanges.  Options are traded not only on the currencies of individual nations, but also on the euro, the joint currency of most countries in the European Union.

The fund will only purchase or write foreign currency options when

Putnam Management believes that a liquid secondary market exists for such options.  There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.  Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

Settlement procedures.  Settlement procedures relating to the fund's investments in foreign securities and to the fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the fund's domestic investments.

For example, settlement of transactions involving foreign securities or foreign currencies may occur within a foreign country, and the fund may be required to accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may be required to pay any fees, taxes or charges associated with such delivery.  Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations.

Foreign currency conversion.  Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies.  Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer.

Options on Securities

Writing covered options.  The fund may write covered call options and covered put options on optionable securities held in its portfolio or that it has an absolute and immediate right to acquire without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by Putnam in accordance with procedures established by the Trustees, in such amount are segregated by its custodian), when in the opinion of Putnam Management such transactions are consistent with the fund's investment objective(s) and policies.  Call options written by the fund give the purchaser the right to buy the underlying securities from the fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the fund at a stated price.

The fund may write only covered options, which means that, so long as the fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges) or have an absolute and immediate right to acquire without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by Putnam in accordance with procedures established by the Trustees, in such amount are segregated by its custodian).  In the case of put options, the fund will segregate assets determined to be liquid by Putnam in accordance with procedures established by the Trustees equal to the price to be paid if the option is exercised.  In addition, the fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written.  The fund may write combinations of covered puts and calls on the same underlying security.

The fund will receive a premium from writing a put or call option, which increases the fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit.  The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security.  By writing a call option, if the fund holds the security, the fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security.  If the fund does not hold the underlying security, the fund bears the risk that,

if the market price exceeds the option strike price, the fund will suffer a loss equal to the difference at the time of exercise. By writing a put option, the fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction, in which it purchases an offsetting option.  The fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option.  If the fund writes a call option but does not own the underlying security, and when it writes a put option, the fund may be required to deposit cash or securities with its broker as "margin,"

or collateral, for its obligation to buy or sell the underlying security.  As the value of the underlying security varies, the fund may have to deposit additional margin with the broker.  Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing put options.  The fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value.  Such protection is provided during the life of the put option since the fund, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price.  In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

Purchasing call options.  The fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy.  Such hedge protection is provided during the life of the call option since the fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price.  In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

Risk Factors in Options Transactions

The successful use of the fund's options strategies depends on the ability of Putnam Management to forecast correctly interest rate and market movements.  For example, if the fund were to write a call option based on Putnam Management's expectation that the price of the underlying security would fall, but the price were to rise instead, the fund could be required to sell the security upon exercise at a price below the current market price.  Similarly, if the fund were to write a put option based on Putnam Management's expectation that the price of the underlying security would rise, but the price were to fall instead,

the fund could be required to purchase the security upon exercise at a price higher than the current market price.

When the fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction before the option's expiration.  If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option.  This contrasts with an investment by the fund in the underlying security, since the fund will not realize a loss if the security's price does not change.

The effective use of options also depends on the fund's ability to terminate option positions at times when Putnam Management deems it desirable to do so.  There is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary market in options were to become unavailable, the fund could no longer engage in closing transactions.  Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options.  A market may discontinue trading of a particular option or options generally.  In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions.

For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited.

If an options market were to become unavailable, the fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by the fund could result in losses on the options.  If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well.  As a result, the fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a

substantially different price.  In addition, the Options Clearing

Corporation or other options markets may impose exercise restrictions.

If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted.  If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options.  The fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option's expiration.

Foreign-traded options are subject to many of the same risks presented by internationally-traded securities.  In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when

U.S. markets are closed.  As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Over-the-counter ("OTC") options purchased by the fund and assets held to cover OTC options written by the fund may, under certain

circumstances, be considered illiquid securities for purposes of any limitation on the fund's ability to invest in illiquid securities.

Investments in Miscellaneous Fixed-Income Securities

If the fund may invest in inverse floating obligations, premium securities, or interest-only or principal-only classes of

mortgage-backed securities (IOs and POs), it may do so without limit.

The fund, however, currently does not intend to invest more than 15% of its assets in inverse floating obligations or more than 35% of its assets in IOs and POs under normal market conditions.

Lower-rated Securities

The fund may invest in lower-rated fixed-income securities (commonly known as "junk bonds").  The lower ratings of certain securities held by the fund reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal.  The inability

(or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the fund more volatile and could limit the fund's ability to sell its securities at prices approximating the values the fund had placed on such securities.  In the absence of a liquid trading market for securities held by it, the fund at times may be unable to establish the fair value of such securities.

Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating.  Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate.

In addition, the rating assigned to a security by Moody's Investors

Service, Inc. or Standard & Poor's (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security.  See "Securities ratings."

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates.  A decrease in interest rates will generally result in an increase in the value of the fund's assets.  Conversely, during periods of rising interest rates, the value of the fund's assets will generally decline.

The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries.  Negative publicity or investor perceptions may also adversely affect the values

of lower-rated securities.   Changes by nationally recognized securities

rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.  Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the fund's net asset value.  The fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase.  However,

Putnam Management will monitor the investment to determine whether its retention will assist in meeting the fund's investment objective(s).

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.  Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing.  The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

At times, a substantial portion of the fund's assets may be invested in an issue of which the fund, by itself or together with other funds and accounts managed by Putnam Management or its affiliates, holds all or a major portion.  Although Putnam Management generally considers such securities to be liquid because of the availability of an  institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell these securities when Putnam Management believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held.  Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value.  In order to enforce its rights in the event of a default, the fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on such securities.  This could increase the fund's operating expenses and adversely affect the fund's net asset value.  In the case of tax-exempt funds, any income derived from the fund's ownership or operation of such assets would not be tax-exempt.  The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers.  In addition, the fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code may limit the extent to which the fund may exercise its rights by taking possession of such assets.

Certain securities held by the fund may permit the issuer at its option to "call," or redeem, its securities.  If an issuer were to redeem securities held by the fund during a time of declining interest rates,

the fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

The fund may invest without limit in so-called "zero-coupon" bonds and

"payment-in-kind" bonds.  Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically.  Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds.  Because zero-coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently.  Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments.  Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash.  The fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though such bonds do not pay current interest in cash.  Thus, it may be necessary at times for the fund to liquidate investments in order to satisfy its dividend requirements.

To the extent the fund invests in securities in the lower rating categories, the achievement of the fund's goals is more dependent on

Putnam Management's investment analysis than would be the case if the fund were investing in securities in the higher rating categories.  This also may be true with respect to tax-exempt securities, as the amount of information about the financial condition of an issuer of tax-exempt securities may not be as extensive as that which is made available by corporations whose securities are publicly traded.

Loan Participations and Other Floating Rate Loans.

The fund may invest in "loan participations."  By purchasing a loan participation, the fund acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower.  Many such loans are secured, and most impose restrictive covenants which must be met by the borrower.  These loans are typically made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate,

and for enforcing its and their other rights against the borrower.  Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.

The fund's ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower.  The failure by the fund to receive scheduled interest or principal payments on a loan participation would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in the fund's net asset value.  Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate.  In selecting the loan participations in which the fund will invest,

however, Putnam Management will not rely solely on that credit analysis,

but will perform its own investment analysis of the borrowers.  Putnam

Management's analysis may include consideration of the borrower's financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates.  Putnam Management will be unable to access non-public information to which other investors in syndicated loans may have access.  Because loan participations in which the fund may invest are not generally rated by independent credit rating agencies, a decision by the fund to invest in a particular loan participation will depend almost exclusively on Putnam Management's, and the original lending institution's, credit analysis of the borrower.  Investments in loan participations may be of any quality, including "distressed" loans, and will be subject to the fund's credit quality policy.

Loan participations may be structured in different forms, including novations, assignments and participating interests.  In a novation, the fund assumes all of the rights of a lending institution in a loan,

including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower.  The fund assumes the position of a co-lender with other syndicate members.  As an alternative, the fund may purchase an assignment of a portion of a lender's interest in a loan.  In this case, the fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank's rights in the loan.  The fund may also purchase a participating interest in a portion of the rights of a lending institution in a loan.  In such case,

it will be entitled to receive payments of principal, interest and premium, if any, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, and must rely for that purpose on the lending institution.  The fund may also acquire a loan participation directly by acting as a member of the original lending syndicate.

The fund will in many cases be required to rely upon the lending institution from which it purchases the loan participation to collect and pass on to the fund such payments and to enforce the fund's rights under the loan.  As a result, an insolvency, bankruptcy or

reorganization of the lending institution may delay or prevent the fund from receiving principal, interest and other amounts with respect to the underlying loan.  When the fund is required to rely upon a lending institution to pay to the fund principal, interest and other amounts received by it, Putnam Management will also evaluate the

creditworthiness of the lending institution.

The borrower of a loan in which the fund holds a participation interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time.  There is no assurance that the fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation.


Corporate loans in which the fund may purchase a loan participation are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities.  Under current market conditions, most of the corporate loan participations purchased by the fund will represent interests in loans made to finance highly leveraged corporate acquisitions, known as "leveraged buy-out"

transactions.  The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions.  In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets.

As a result, the fund may be unable to sell loan participations at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value. The fund may hold investments in loans for a very short period of time when opportunities to resell the investments that Putnam Management believes are attractive arise.


Certain of the loan participations acquired by the fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility.  In such cases, the fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation.  To the extent that the fund is committed to make additional loans under such a participation, it will at all times hold and maintain in a segregated account liquid assets in an amount sufficient to meet such commitments.  Certain of the loan participations acquired by the fund may also involve loans made in foreign currencies.

The fund's investment in such participations would involve the risks of currency fluctuations described above with respect to investments in the foreign securities.

With respect to its management of investments in floating rate loans,

Putnam will normally seek to avoid receiving material, non-public information ("Confidential Information") about the issuers of floating rate loans being considered for acquisition by the fund or held in the fund's portfolio.  In many instances, issuers may offer to furnish

Confidential Information to prospective purchasers, and to holders, of the issuer's floating rate loans.  Putnam's decision not to receive

Confidential Information may place Putnam at a disadvantage relative to other investors in floating rate loans (which could have an adverse effect on the price the fund pays or receives when buying or selling loans).  Also, in instances where holders of floating rate loans are asked to grant amendments, waivers or consent, Putnam's ability to assess their significance or desirability may be adversely affected.

For these and other reasons, it is possible that Putnam's decision not to receive Confidential Information under normal circumstances could adversely affect the fund's investment performance.

Notwithstanding its intention generally not to receive material,

non-public information with respect to its management of investments in floating rate loans, Putnam may from time to time come into possession of material, non-public information about the issuers of loans that may be held in the fund's portfolio.  Possession of such information may in some instances occur despite Putnam's efforts to avoid such possession,

but in other instances Putnam may choose to receive such information

(for example, in connection with participation in a creditors' committee with respect to a financially distressed issuer).  As, and to the extent, required by applicable law, Putnam's ability to trade in these loans for the account of the fund could potentially be limited by its possession of such information.  Such limitations on Putnam's ability to trade could have an adverse effect on the fund by, for example,

preventing the fund from selling a loan that is experiencing a material decline in value.  In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by Putnam may hold other securities issued by borrowers whose floating rate loans may be held in the fund's portfolio.  These other securities may include, for example,

debt securities that are subordinate to the floating rate loans held in the fund's portfolio, convertible debt or common or preferred equity securities.  In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer's floating rate loans.  In such cases, Putnam may owe conflicting fiduciary duties to the fund and other client accounts.  Putnam will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if Putnam's client accounts collectively held only a single category of the issuer's securities.

Floating Rate and Variable Rate Demand Notes

Floating rate and variable rate demand notes and bonds may have a stated

maturity in excess of one year, but may have features that permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank's prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

Mortgage Related and Asset-backed Securities

Mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and certain stripped mortgage-backed securities represent a participation in, or are secured by, mortgage loans.

Asset-backed securities are structured like mortgage-backed securities,

but instead of mortgage loans or interests in mortgage loans, the underlying assets  may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements.  The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets.  Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain

mortgage-backed securities include both interest and a partial repayment of principal.  Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans.  If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities.

In that event the fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities.

Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities.  The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.  During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities.  During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities.  If the life of a mortgage-related security is inaccurately predicted, the fund may not be able to realize the rate of return it expected.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates.  One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates.

These prepayments would have to be reinvested at lower rates.  As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates.

Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates.

Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities,

subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and,

therefore, potentially increasing the volatility of the fund.

Prepayments may cause losses on securities purchased at a premium.  At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer.  Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities,

these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs.  CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways.  Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages.  CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid.  If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities.

Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore,

potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans.  The yield to maturity on an interest only or "IO" class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets.  A rapid rate of principal prepayments may have a measurable adverse effect on the fund's yield to maturity to the extent it invests in IOs.  If the assets underlying the

IO experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities.  Conversely, principal only or "POs" tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.

The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities,

potentially limiting the fund's ability to buy or sell those securities at any particular time.

Hybrid Instruments

These instruments are generally considered derivatives and include indexed or structured securities, and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument.  A hybrid instrument may be a debt security,

preferred stock, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity,

redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies,

intangibles, goods, articles or commodities (collectively, "underlying assets"), or by another objective index, economic factor or other measure, including interest rates, currency exchange rates, or commodities or securities indices (collectively, "benchmarks").  Hybrid instruments may take a number of forms, including, but not limited to,

debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index at a future time,

preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies.

An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S.

dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark.

The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked.  Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements.  Hybrid instruments may be highly volatile and their use by a fund may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates.  Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain).  The latter scenario may result if "leverage" is used to structure the hybrid instrument.

Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return.  For example, a fund may wish to take advantage of expected declines in interest rates in several European countries,

but avoid the transaction costs associated with buying and

currency-hedging the foreign bond positions.  One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries.  The redemption price formula would provide for payoffs of less than par if rates were above the specified level.

Furthermore, a fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly.  The purpose of this arrangement,

known as a structured security with an embedded put option, would be to give the fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs.  Of course, there is no guarantee that the strategy will be successful and a fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments.  Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument.  Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities.  Under certain conditions,

the redemption value of such an investment could be zero.  In addition,

because the purchase and sale of hybrid investments could take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between the fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty of the issuer of the hybrid instrument would be an additional risk factor the fund would have to consider and monitor.  Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Structured investments. A structured investment is a security having a return tied to an underlying index or other security or asset class.

Structured investments generally are individually negotiated agreements and may be traded over-the-counter.  Structured investments are organized and operated to restructure the investment characteristics of the underlying security.  This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities ("structured securities")

backed by, or representing interests in, the underlying instruments.

The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.  Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class.  Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities.  Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities.  Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

Securities of Other Investment Companies. Securities of other investment companies, including shares of open- and closed-end investment companies and unit investment trusts (which may include exchange-traded funds

("ETFs")), represent interests in collective investment portfolios that, in turn, invest directly in underlying instruments. The fund may invest in other investment companies when it has more uninvested cash than Putnam

Management believes is advisable, when it receives cash collateral from securities lending arrangements, when there is a shortage of direct investments available, or when Putnam Management believes that investment companies offer attractive values.

Investment companies may be structured to perform in a similar fashion to a broad-based securities index or may focus on a particular strategy or class of assets. ETFs typically seek to track the performance or dividend yield of specific indexes or companies in related industries. These indexes may be broad-based, sector-based or international. Investing in investment companies involves substantially the same risks as investing directly in the underlying instruments, but also involves expenses at the investment company-level, such as portfolio management fees and operating expenses.

These expenses are in addition to the fees and expenses of the fund itself,

which may lead to duplication of expenses while the fund owns another investment company's shares. In addition, investing in investment companies involves the risk that they will not perform in exactly the same fashion,

or in response to the same factors, as the underlying instruments or index.

To the extent the fund invests in other investment companies that are professionally managed, its performance will also depend on the investment and research abilities of investment managers other than Putnam Management.

Open-end investment companies typically offer their shares continuously at net asset value plus any applicable sales charge and stand ready to redeem shares upon shareholder request. The shares of certain other types of investment companies, such as ETFs and closed-end investment companies,

typically trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. In the case of closed-end investment companies, the number of shares is typically fixed. The securities of closed-end investment companies and ETFs carry the risk that the price the fund pays or receives may be higher or lower than the investment company's net asset value. ETFs and closed-end investment companies are also subject to certain additional risks, including the risks of illiquidity and of possible trading halts due to market conditions or other reasons, based on the policies of the relevant exchange. The shares of investment companies,

particularly closed-end investment companies, may also be leveraged, which would increase the volatility of the fund's net asset value.

The extent to which the fund can invest in securities of other investment companies, including ETFs, is generally limited by federal securities laws.

Tax-exempt Securities

General description.  As used in this SAI, the term "Tax-exempt securities" includes debt obligations issued by a state, its political subdivisions (for example, counties, cities, towns, villages, districts and authorities) and their agencies, instrumentalities or other governmental units, the interest from which is, in the opinion of bond counsel, exempt from federal income tax and the corresponding state's personal income tax.  Such obligations are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing,

hospitals, mass transportation, schools, streets and water and sewer works.  Other public purposes for which Tax-exempt securities may be issued include the refunding of outstanding obligations or the payment of general operating expenses.

Short-term Tax-exempt securities are generally issued by state and local governments and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance such public purposes.

In addition, certain types of "private activity" bonds may be issued by public authorities to finance projects such as privately operated housing facilities; certain local facilities for supplying water, gas or electricity; sewage or solid waste disposal facilities; student loans;

or public or private institutions for the construction of educational,

hospital, housing and other facilities.  Such obligations are included within the term Tax-exempt securities if the interest paid thereon is,

in the opinion of bond counsel, exempt from federal income tax and state personal income tax (such interest may, however, be subject to federal alternative minimum tax).  Other types of private activity bonds, the proceeds of which are used for the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities, may also constitute Tax-exempt securities,

although the current federal tax laws place substantial limitations on the size of such issues.

Participation interests (Money Market Funds only).  The money market funds may invest in Tax-exempt securities either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments,

or both, on Tax-exempt securities, provided that, in the opinion of counsel, any discount accruing on a certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Tax-exempt securities will be exempt from federal income tax to the same extent as interest on the Tax-exempt securities.  The money market funds may also invest in Tax-exempt securities by purchasing from banks participation interests in all or part of specific holdings of

Tax-exempt securities.  These participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank.  The selling bank may receive a fee from the money market funds in connection with the arrangement.  The money market funds will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on Tax-exempt securities in which it holds such participation interests is exempt from federal income tax.  No money market fund expects to invest more than 5% of its assets in participation interests.

Stand-by commitments.  When the fund purchases Tax-exempt securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those Tax-exempt securities.  A stand-by commitment may be considered a security independent of the Tax-exempt security to which it relates.  The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying Tax-exempt security to a third party at any time.  The fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration.  The fund does not expect to assign any value to stand-by commitments.

Yields.  The yields on Tax-exempt securities depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the Tax-exempt security market, the size of a particular offering, the maturity of the obligation and the rating of the issue.  The ratings of nationally recognized securities rating agencies represent their opinions as to the credit quality of the Tax-exempt securities which they undertake to rate.  It should be emphasized, however, that ratings are general and are not absolute standards of quality.  Consequently,

Tax-exempt securities with the same maturity and interest rate but with different ratings may have the same yield.  Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates and may be due to such factors as changes in the overall demand or supply of various types of

Tax-exempt securities or changes in the investment objectives of investors.  Subsequent to purchase by the fund, an issue of  Tax-exempt securities or other investments may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by the fund.

Neither event will require the elimination of an investment from the fund's portfolio, but Putnam Management will consider such an event in its determination of whether the fund should continue to hold an investment in its portfolio.

"Moral obligation" bonds.  The fund does not  currently intend to invest in so-called "moral obligation" bonds, where repayment is backed by a moral commitment of an entity other than the issuer, unless the credit of the issuer itself, without regard to the "moral obligation," meets the investment criteria established for investments by the fund.

Municipal leases. The fund may acquire participations in lease obligations or installment purchase contract obligations (collectively,

"lease obligations") of municipal authorities or entities. Lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged. Certain of these lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease,

the fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, and in any event, foreclosure of that property might prove difficult.

Inverse Floaters have variable interest rates that typically move in the opposite direction from movements in prevailing short-term interest rate levels - rising when prevailing short-term interest rate fall, and vice versa.  The prices of inverse floaters can be considerably more volatile than the prices of bonds with comparable maturities.

Additional risks.  Securities in which the fund may invest, including

Tax-exempt securities, are subject to the provisions of bankruptcy,

insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code (including special provisions related to municipalities and other public entities), and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations.  There is also the possibility that, as a result of litigation or other conditions, the power, ability or willingness of issuers to meet their obligations for the payment of interest and principal on their

Tax-exempt securities may be materially affected.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions.  Federal tax laws limit the types and amounts of tax-exempt bonds issuable for certain purposes, especially industrial development bonds and private activity bonds.  Such limits may affect the future supply and yields of these types of Tax-exempt securities.

Further proposals limiting the issuance of Tax-exempt securities may well be introduced in the future.  If it appeared that the availability of Tax-exempt securities for investment by the fund and the value of the fund's portfolio could be materially affected by such changes in law,

the Trustees of the fund would reevaluate its investment objective and policies and consider changes in the structure of the fund or its dissolution.

Convertible Securities

Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into or exchanged for,

at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer.  Convertible securities entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted or exchanged.

The market value of a convertible security is a function of its

"investment value" and its "conversion value."  A security's "investment value" represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security).  The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date.  At any given time, investment value is dependent upon such factors as the general level of interest  rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security.  Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security.

The fund's investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer.  Because conversion of the security is not at the option of the holder, the fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

The fund's investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid.  The fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the fund.

Alternative Investment Strategies

Under normal market conditions, each fund seeks to remain fully invested and to minimize its cash holdings.  However, at times Putnam Management may judge that market conditions make pursuing a fund's investment strategies inconsistent with the best interests of its shareholders.

Putnam Management then may temporarily use alternative strategies that are mainly designed to limit the fund's losses.  In implementing these strategies, the funds may invest primarily in debt securities, preferred stocks, U.S. Government and agency obligations, cash or money market instruments, or any other securities Putnam Management considers consistent with such defensive strategies.

Money market instruments, or short-term debt instruments, consist of obligations such as commercial paper, bank obligations (i.e.,

certificates of deposit and bankers' acceptances), repurchase agreements and various government obligations, such as Treasury bills.  These instruments have a remaining maturity of one year or less and are generally of high credit quality.  Money market instruments may be structured to be, or may employ a trust or other form so that they are,

eligible investments for money market funds.  For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability.  If a structure fails to function as intended, adverse tax or investment consequences may result.  Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities.  Future tax or other regulatory determinations could adversely affect the value, liquidity,

or tax treatment of the income received from these securities or the nature and timing of distributions made by the funds.


Initial Public Offerings (IPOs)

The fund may purchase debt or equity securities in initial public offerings

(IPOs).  These securities, which are often issued by unseasoned companies,

may be subject to many of the same risks of investing in companies with smaller market capitalizations.  Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods.  Because securities issued in an IPO frequently are very volatile in price, the fund may hold securities purchased in an IPO for a very short period of time.  As a result, the fund's investments in IPOs may increase portfolio turnover, which increases brokerage and administrative costs and may result in taxable distributions to shareholders.

At any particular time or from time to time the fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the fund.  In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs.  Similarly, as the number of Putnam funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease.  The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be

lower than during periods when the fund is able to do so.   In addition, as

the fund increases in size, the impact of IPOs on the fund's performance will generally decrease.


Private Placements and Restricted Securities

The fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell such securities when Putnam Management believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held.  At times,

it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value.

While such private placements may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted  securities,"  i.e.,

securities  which cannot be sold to the public without registration under the Securities Act of 1933 or the availability of an exemption from registration (such as Rules 144 or 144A), or which are "not readily marketable" because they are subject to other legal or contractual delays in or restrictions on resale.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments.  Disposing of illiquid investments may involve time-consuming negotiation and legal expenses,

and it may be difficult or impossible for the fund to sell them promptly at an acceptable price.  The fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration.  Also market quotations are less readily available. The judgment of Putnam Management may at times play a greater role in valuing these securities than in the case of publicly traded securities.

Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act of

1933.  The fund may be deemed to be an "underwriter" for purposes of the

Securities Act of 1933 when selling restricted securities to the public,

and in such event the fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading.

The SEC Staff currently takes the view that any delegation by the

Trustees of the authority to determine that a restricted security is readily marketable (as described in the investment restrictions of the funds) must be pursuant to written procedures established by the

Trustees and the Trustees have delegated such authority to Putnam

Management.

Futures Contracts and Related Options

Subject to applicable law the fund may invest without limit in futures contracts and related options for hedging and non-hedging purposes, such as to manage the effective duration of the fund's portfolio or as a substitute for direct investment.  A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price.  A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price.  The specific instruments delivered or taken,

respectively, at settlement date are not determined until on or near that date.  The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission (the

"CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.


Although futures contracts (other than index futures and futures based on the volatility or variance experienced by an index) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.  Index futures and futures based on the volatility or variance experienced by an index do not call for actual delivery or acceptance of commodities or securities, but instead require cash settlement of the futures contract on the settlement date specified in the contract.  Such contracts may also be closed out before the settlement date.  Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date.  If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain.

 Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss.  If the fund is unable to enter into a closing transaction, the amount of the fund's potential loss is unlimited.  The closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale.  If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss.


Unlike when the fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract.

Upon entering into a contract, the fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of liquid assets.  This amount is known as "initial margin."  The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance the transactions.  Rather,

initial margin is similar to a performance bond or good faith deposit which is returned to the fund upon termination of the futures contract,

assuming all contractual obligations have been satisfied.  Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin" or "maintenance margin,"

to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable,

a process known as "marking to the market."  For example, when the fund has purchased a futures contract on a security and the price of the underlying security has risen, that position will have increased in value and the fund will receive from the broker a variation margin payment based on that increase in value.  Conversely, when the fund has purchased a security futures contract and the price of the underlying security has declined, the position would be less valuable and the fund would be required to make a variation margin payment to the broker.

The fund may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a hedge position then currently held by the fund.  The fund may close its positions by taking opposite positions which will operate to terminate the fund's position in the futures contracts.  Final determinations of variation margin are then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain.

Such closing transactions involve additional commission costs.

The fund does not intend to purchase or sell futures or related options for other than hedging purposes, if, as a result, the sum of the initial margin deposits on the fund's existing futures and related options positions and premiums paid for outstanding options on futures contracts would exceed 5% of the fund's net assets.

The fund has claimed an exclusion from the definition of the term

"commodity pool operator" under the Commodity Exchange Act (the "CEA"), and therefore, is not subject to registration or regulation as a pool operator under the CEA.

Options on futures contracts.  The fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions.  In return for the premium paid, options on futures contracts give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.  The fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts.  For example,

to hedge against a possible decrease in the value of its portfolio securities, the fund may purchase put options or write call options on futures contracts rather than selling futures contracts.  Similarly, the fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the fund expects to purchase.  Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option.

There is no guarantee that such closing transactions can be effected.

The fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above in connection with the discussion of futures contracts.

Risks of transactions in futures contracts and related options.  Successful use of futures contracts by the fund is subject to Putnam Management's ability to predict movements in various factors affecting securities markets, including interest rates, and, in the case of index futures and futures based on the volatility or variance experienced by an index, Putnam

Management's ability to predict the future level of the index or the future volatility or variance experienced by an index.  Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).  However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments.  The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

The use of options and futures strategies also involves the risk of imperfect correlation among movements in the prices of the securities underlying the futures and options purchased and sold by the fund, of the options and futures contracts themselves, and, in the case of hedging transactions, of the securities which are the subject of a hedge.  The successful use of these strategies further depends on the ability of Putnam

Management to forecast interest rates and market movements correctly, and,

in the case of futures contracts based on the volatility or variance experienced by an index, the ability of Putnam Management to forecast volatility or variance experienced by an index correctly.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a position held by the fund, the fund may seek to close out such position.  The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market.  It is not certain that this market will develop or continue to exist for a particular futures contract or option.  Reasons for the absence of a liquid secondary market on an exchange include the following:  (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

U.S. Treasury security futures contracts and options.  U.S. Treasury security futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price.  Options on U.S.

Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury security futures contract at the specified option exercise price at any time during the period of the option.

Successful use of U.S. Treasury security futures contracts by the fund is subject to Putnam Management's ability to predict movements in the direction of interest rates and other factors affecting markets for debt securities.  For example, if the fund has sold U.S. Treasury security futures contracts in order to hedge against the possibility of an increase in interest rates which would adversely affect securities held in its portfolio, and the prices of the fund's securities increase instead as a result of a decline in interest rates, the fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions.  In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements at a time when it may be disadvantageous to do so.

There is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for particular securities.  For example, if the fund has hedged against a decline in the values of tax-exempt securities held by it by selling Treasury security futures and the values of Treasury securities subsequently increase while the values of its tax-exempt securities decrease, the fund would incur losses on both the Treasury security futures contracts written by it and the tax-exempt securities held in its portfolio.

Index futures contracts.  An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made.  Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index.  Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position.  A unit is the current value of the index.

The fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s).  The fund may also purchase and sell options on index futures contracts.

For example, the Standard & Poor's 500 Composite Stock Price Index ("S&P

500") is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange.  The S&P 500 assigns relative weightings to the common stocks included in the Index, and the value fluctuates with changes in the market values of those common stocks.  In the case of the S&P 500, contracts are to buy or sell 500 units.  Thus,

if the value of the S&P 500 were $150, one contract would be worth

$75,000 (500 units x $150).  The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place.  Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.  For example, if the fund enters into a futures contract to buy 500 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date,

the fund will gain $2,000 (500 units x gain of $4).  If the fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at

$152 on that future date, the fund will lose $1,000 (500 units x loss of

$2).

There are several risks in connection with the use by the fund of index futures.  One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge.  Putnam Management will, however, attempt to reduce this risk by buying or selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the securities sought to be hedged.

Successful use of index futures by the fund is also subject to Putnam

Management's ability to predict movements in the direction of the market.  For example, it is possible that, where the fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the fund's portfolio may decline.  If this occurred,

the fund would lose money on the futures and also experience a decline in value in its portfolio securities.  It is also possible that, if the fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions.  In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the portion of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions.  First, all participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets.  Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does.  Increased participation by speculators in the futures market may also cause temporary price distortions.  Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by Putnam Management may still not result in a profitable position over a short time period.

Options on stock index futures.  Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.  Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future.  If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date.  Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Options on Indices

As an alternative to purchasing call and put options on index futures,

the fund may purchase and sell call and put options on the underlying indices themselves.  Such options would be used in a manner identical to the use of options on index futures.

Index Warrants

The fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("index warrants").  Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise.  In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index.  The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index.  If the fund were not to exercise an index warrant prior to its expiration, then the fund would lose the amount of the purchase price paid by it for the warrant.

The fund will normally use index warrants in a manner similar to its use of options on securities indices.  The risks of the fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant.  Also, index warrants generally have longer terms than index options.  Although the fund will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency.  In addition, the terms of index warrants may limit the fund's ability to exercise the warrants at such time, or in such quantities, as the fund would otherwise wish to do.

Short-term Trading

In seeking the fund's objective(s), Putnam Management will buy or sell portfolio securities whenever Putnam Management believes it appropriate to do so.  From time to time the fund will buy securities intending to seek short-term trading profits.  A change in the securities held by the fund is known as "portfolio turnover" and generally involves some expense to the fund.  This expense may include brokerage commissions or dealer markups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities.  If sales of portfolio securities cause the fund to realize net short-term capital gains, such gains will be taxable as ordinary income.  As a result of the fund's investment policies, under certain market conditions the fund's portfolio turnover rate may be higher than that of other mutual funds.  Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities -- excluding securities whose maturities at acquisition were one year or less.  The fund's portfolio turnover rate is not a limiting factor when Putnam

Management considers a change in the fund's portfolio.

Securities Loans

The fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 25% of its total assets, thereby realizing additional income.  The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.  As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan,

"marked-to-market" daily.  The borrower pays to the fund an amount equal to any dividends or interest received on securities lent.  The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower.  Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the fund to exercise voting rights on any matters materially affecting the investment.  The fund may also call such loans in order to sell the securities.

Repurchase Agreements

The fund, unless it is a money market fund, may enter into repurchase agreements, amounting to not more than 25% of its total assets.  Money market funds may invest without limit in repurchase agreements.  A repurchase agreement is a contract under which the fund acquires a security for a relatively short period (usually not more than one week)

subject to the obligation of the seller to repurchase and the fund to resell such security at a fixed time and price (representing the fund's cost plus interest).  It is the fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S.

government or its agencies or instrumentalities.  Repurchase agreements may also be viewed as loans made by the fund which are collateralized by the securities subject to repurchase.  Putnam Management will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor.  If the seller defaults, the fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest.  In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Pursuant to an exemptive order issued by the Securities and Exchange

Commission, the fund may transfer uninvested cash balances into a joint account, along with cash of other Putnam funds and certain other accounts.  These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

Forward Commitments

The fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the fund sets aside, on the books and records of its custodian, liquid assets in an amount sufficient to meet the purchase price, or if the fund enters into offsetting contracts for the forward sale of other securities it owns.  In the case of to-be-announced

("TBA") purchase commitments, the unit price and the estimated principal amount are established when the fund enters into a contract, with the actual principal amount being within a specified range of the estimate.

Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets.  Where such purchases are made through dealers, the fund relies on the dealer to consummate the sale.  The dealer's failure to do so may result in the loss to the fund of an advantageous yield or price.  Although the fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.  The fund may realize short-term profits or losses upon the sale of forward commitments.

The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell securities it owns under delayed delivery arrangements.  Proceeds of TBA sale commitments are not received until the contractual settlement date.  During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date,

are held as "cover" for the transaction.  Unsettled TBA sale commitments are valued at current market value of the underlying securities.  If the

TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security.  If the fund delivers securities under the commitment, the fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

Swap Agreements

The fund may enter into swap agreements and other types of over-the-counter transactions with broker-dealers or other financial institutions.  Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors.

Depending on their structures, swap agreements may increase or decrease the fund's exposure to long-or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices, inflation rates or the volatility of an index or one or more securities.  The value of the fund's swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, volatility or other indices or measures.  Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price.  The fund's ability to engage in certain swap transactions may be limited by tax considerations.

The fund's ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the fund.  Under certain circumstances, suitable transactions may not be available to the fund, or the fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities.

Derivatives

Certain of the instruments in which the fund may invest, such as futures contracts, options and forward contracts, are considered to be

"derivatives."  Derivatives are financial instruments whose value depends upon, or is derived from, the value or other attributes of an underlying asset, such as a security or an index.  Further information about these instruments and the risks involved in their use is included elsewhere in the prospectus or in this SAI. The fund's use of derivatives may cause the fund to recognize higher amounts of short-term capital gains, generally taxed to shareholders at ordinary income tax rates.  Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Industry and sector groups

Putnam uses a customized set of industry and sector groups for classifying securities ("Putnam Industry Codes").  The Putnam Industry Codes are based on an expanded Standard & Poor's industry classification model, modified to be more representative of global investing and more applicable to both large and small capitalization securities. For presentation purposes, the fund may apply the Putnam Industry Codes differently in reporting industry groups in the fund's shareholder reports or other communications.

TAXES

The following discussion of U.S. Federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"),

existing U.S. Treasury regulations, and other applicable authority, as of the date of this SAI.  These authorities are subject to change by legislative or administrative action, possibly with retroactive effect.

The following discussion is only a summary of some of the important U.S.

Federal tax considerations generally applicable to investments in the fund.  There may be other tax considerations applicable to particular shareholders.  Shareholders should consult their own tax advisers regarding their particular situation and the possible application of foreign, state and local tax laws.

Taxation of the fund.  The fund intends to qualify each year as a regulated investment company under Subchapter M of the Code.  In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the fund must, among other things:

(a) derive at least 90% of its gross income from dividends, interest,

payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income

(including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

(b)  distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the

Code without regard to the deduction for dividends paid--generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

(c)  diversify its holdings so that, at the end of each quarter of the fund's taxable year, (i) at least 50% of the market value of the fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than

5% of the value of the fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the fund's total assets is invested (x) in the securities

(other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below).  In the case of the fund's investments in loan participations, the fund shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, the American Jobs Creation

Act of 2004 (the "2004 Act"), provides that for taxable years of a regulated investment company beginning after October 22, 2004, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90%

of its income from the qualifying income described in paragraph (a) above)

will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.  Finally, for purposes of paragraph (c) above, the term

"outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

If the fund qualifies as a regulated investment company that is accorded special tax treatment, the fund will not be subject to federal income tax on income distributed in a timely manner, to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If the fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income.  In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If the fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the fund is permitted so to elect and so elects), plus any retained amount from the prior year, the fund will be subject to a 4% excise tax on the undistributed amounts.  A dividend paid to shareholders by the fund in January of a year generally is deemed to have been paid by the fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or

December of that preceding year.  The fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

Fund distributions.  Distributions from the fund (other than exempt-interest dividends, as discussed below) will be taxable to shareholders as ordinary income to the extent derived from the fund's investment income and net short-term capital gains.  Properly designated distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) ("Capital Gain

Dividends") will be taxable to shareholders as such, regardless of how long a shareholder has held the shares in the fund.

If a fund invests all of its assets in shares of underlying funds, its distributable income and gains will normally consist entirely of distributions from underlying funds and gains and losses on the disposition of shares of underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, the fund will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other underlying funds)

until it disposes of shares of the underlying fund or those losses reduce distributions required to be made by the underlying fund. Moreover, even when the fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction would be. In particular, the fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund). As a result of the foregoing rules, and certain other special rules, the amounts of net investment income and net capital gains that the fund will be required to distribute to shareholders may be greater than such amounts would have been had the fund invested directly in the securities held by the underlying funds,

rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from a fund (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the fund invested directly in the securities held by the underlying funds.

For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain.  In order for some portion of the dividends received by a fund shareholder to be qualified dividend income,

the fund must meet holding period and other requirements with respect to some portion of the dividend -paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund's shares.  A dividend will not be treated as qualified dividend income (at either the fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, on the case of certain preferred stock, 91 days during the

181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United

States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the

United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income designated by a fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to such fund's shares.  In any event, if the aggregate qualified dividends received by a fund during any taxable year are 95% or more of its gross income, then 100% of the fund's dividends (other than properly designated Capital Gain Dividends) will be eligible to be treated as qualified dividend income.  For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

In general, fixed-income and money market funds receive interest, rather than dividends, from their portfolio securities.  As a result, it is not currently expected that any significant portion of such funds'

distributions to shareholders will be derived from qualified dividend income.

If a fund receives dividends from an underlying fund that qualifies as a regulated investment company, and the underlying fund designates such dividends as "qualified dividend income," then the fund may, in turn,

designate a portion of its distributions as "qualified dividend income" as well, provided the fund meets the holding period and other requirements with respect to shares of the underlying fund.

Long-term capital gain rates applicable to individuals have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets--for taxable years beginning on or before December 31, 2008.

Exempt-interest dividends.  The fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the fund's taxable year, at least 50% of the total value of the fund's assets consists of obligations the interest on which is exempt from federal income tax.  Distributions that the fund properly designates as exempt-interest dividends are treated as interest excludable from shareholders' gross income for federal income tax purposes but may be taxable for federal alternative minimum tax purposes and for state and local purposes.  If the fund intends to be qualified to pay exempt-interest dividends, the fund may be limited in its ability to enter into taxable transactions involving forward commitments,

repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.

Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the fund paying exempt-interest dividends is not deductible.  The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the fund's total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends.  Under rules used by the Internal Revenue Service to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are

"substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users.

A fund that is qualified to pay exempt-interest dividends will inform investors within 60 days of the fund's fiscal year-end of the percentage of its income distributions designated as tax-exempt.  The percentage is applied uniformly to all distributions made during the year.  The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the fund's income that was tax-exempt during the period covered by the distribution.

Hedging transactions.  If the fund engages in hedging transactions,

including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses.  These rules could therefore affect the amount, timing and character of distributions to shareholders.  The fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the fund.

Certain of the fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income.  If the fund's book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient's basis in the shares, and (iii)

thereafter as gain from the sale or exchange of a capital asset.  If the fund's book income is less than its taxable income, (or, for tax-exempt funds, the sum of its net tax-exempt and taxable income), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.


In general, 40% of the gain or loss arising from the closing out of a futures contract traded on an exchange approved by the CFTC is treated as short-term gain or loss, and 60% is treated as long-term gain or loss.


Return of capital distributions.  If the fund makes a distribution to you in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of your tax basis in your shares, and thereafter as capital gain.  A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by you of your shares.

Dividends and distributions on the fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment.  Such distributions are likely to occur in respect of shares purchased at a time when the fund's net asset value reflects gains that are either unrealized, or realized but not distributed.  Distributions are taxable to a shareholder even if they are paid from income or gains earned by the fund prior to the shareholder's investment (and thus included in the price paid by the shareholder).

Securities issued or purchased at a discount.  The fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the fund to accrue and distribute income not yet received.  In order to generate sufficient cash to make the requisite distributions, the fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

Capital loss carryover.  Distributions from capital gains are generally made after applying any available capital loss carryovers.  The amounts and expiration dates of any capital loss carryovers available to the fund are shown in Note 1 (Federal income taxes) to the financial statements included in Part I of this SAI or incorporated by reference into this SAI.

Foreign currency-denominated securities and related hedging

transactions.  The fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

If more than 50% of the fund's assets at year end consists of the securities of foreign corporations, the fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the fund to foreign countries in respect of foreign securities the fund has held for at least the minimum period specified in the Code.  In such a case,

shareholders will include in gross income from foreign sources their pro rata shares of such taxes.  A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes.  In particular, shareholders must hold their fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend.  Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

Under current law, a fund cannot pass through to shareholders foreign tax credits borne in respect of foreign securities income earned by underlying funds.  In general, a fund may elect to pass through to its shareholders foreign income taxes it pays only in the case where it directly holds more than 50% of its assets in foreign stock and securities at the close of its taxable year.  Foreign securities held indirectly through an underlying fund do not contribute to this 50% threshold.

Investment by the fund in "passive foreign investment companies" could subject the fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however,

this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund."

A "passive foreign investment company" is any foreign corporation: (i)

75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which

(generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent.  Generally, passive income for this purpose means dividends,

interest (including income equivalent to interest), royalties, rents,

annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains.

Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Sale or redemption of shares.  The sale, exchange or redemption of fund shares may give rise to a gain or loss.  In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months.

Otherwise the gain or loss on the sale, exchange or redemption of fund shares will be treated as short-term capital gain or loss. However, if a shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for Federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss

(not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital

Gain Dividends received by the shareholder with respect to the shares.  All or a portion of any loss realized upon a taxable disposition of fund shares will be disallowed if other shares of the same fund are purchased within 30 days before or after the disposition.  In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Depending on a fund's percentage ownership in an underlying fund both before and after a redemption of underlying fund shares, the fund's redemption of shares of such underlying fund may cause the fund to be treated as receiving a dividend taxable as ordinary income on the full amount of the distribution instead of receiving capital gain income on the shares of the underlying fund.  This would be the case where the fund holds a significant interest in an underlying fund and redeems only a small portion of such interest.

Shares purchased through tax-qualified plans.  Special tax rules apply to investments though defined contribution plans and other tax-qualified plans.  Shareholders should consult their tax advisers to determine the suitability of shares of a fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Backup withholding.  The fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to any individual shareholder who fails to furnish the fund with a correct taxpayer identification number (TIN),

who has under-reported dividends or interest income, or who fails to certify to the fund that he or she is not subject to such withholding.

The back-up withholding tax rate is 28% for amounts paid through 2010.

This legislation will expire and the back-up withholding rate will be

31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

In order for a foreign investor to qualify for exemption from the back-up withholding tax rates and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements.  Foreign investors in a fund should consult their tax advisers in this regard.

Tax shelter reporting regulations.  Under U.S. Treasury regulations issued on February 28, 2003, if a shareholder realizes a loss on disposition of fund shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted.  Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

Non-U.S. Shareholders.  In general, dividends (other than Capital Gain

Dividends) paid by the fund to a shareholder that is not a "U.S. person"

within the meaning of the Code (a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding.  However, under the 2004 Act, effective for taxable years of the fund beginning after December 31, 2004 and before

January 1, 2008, the fund will not be required to withhold any amounts (i)

with respect to distributions (other than distributions to a foreign person

(w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from

U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the fund (an

"interest-related dividend"), and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the

United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the fund (a "short-term capital gain dividend").  In addition, as indicated above, Capital Gain Dividends will not be subject to withholding of U.S. federal income tax.

The fact that a fund achieves its investment objectives by investing in underlying funds will generally not adversely affect the fund's ability to pass on to foreign shareholders the full benefit of the interest-related dividends and short-term capital gain dividends that it receives from its underlying investments in the funds, except possibly to the extent that (1)

interest-related dividends received by the fund are offset by deductions allocable to the fund's qualified interest income or (2) short-term capital gain dividends received by the fund are offset by the fund's net short- or long-term capital losses, in which case the amount of a distribution from the fund to a foreign shareholder that is properly designated as either an interest-related dividend or a short-term capital gain dividend,

respectively, may be less than the amount that such shareholder would have received had they invested directly in the underlying funds.

If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United

States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

The 2004 Act modifies the tax treatment of distributions from a fund that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs.  The

Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation's U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a

U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. Under the 2004 Act, which is generally effective for taxable years of RICs beginning after December 31, 2004 and which applies to dividends paid or deemed paid on or before December 31, 2007,

distributions to foreign persons attributable to gains from the sale or exchange of USRPIs (a "FIRPTA Distribution") will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax,

and may well be subject to withholding under future regulations. Under current law, a distribution to a foreign shareholder by a fund that invests all of its assets in shares of underlying funds is not anticipated to be characterized as a FIRPTA Distribution.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the fund or on Capital Gain Dividends unless (i) such gain or Capital

Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or

(iii) the shares constitute USRPIs or (effective for taxable years of the fund beginning after December 31, 2004) the Capital Gain Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs.




MANAGEMENT

Trustees


-----------------------------------------------------------------------------------------------------------

Name, Address 1, Date of

Birth, Position(s) Held

with Fund and Length of            Principal

Service as a Putnam Fund       Occupation(s) During        Other Directorships

Trustee 2                         Past 5 Years             Held by Trustee

-----------------------------------------------------------------------------------------------------------


Jameson A. Baxter               President of Baxter        Director of ASHTA Chemicals, Inc., Banta

(9/6/43), Trustee since 1994    Associates, Inc.,          Corporation (a printing and digital

                                a private investment firm  imaging firm), Ryerson Tull, Inc.

                                that she founded in 1986.  (a steel service corporation), the Mutual Fund

                                                           Directors Forum, Advocate Health Care and

                                                           BoardSource (formerly the National Center for

                                                           Nonprofit Boards).  She is Chairman Emeritus of

                                                           the Board of Trustees, Mount Holyoke College,

                                                           having served as Chairman for five years and

                                                           as a board member for thirteen years.  Until

                                                           2002, Ms. Baxter was a Director of Intermatic

                                                           Corporation (a manufacturer of energy control

                                                           products).

-----------------------------------------------------------------------------------------------------------

Charles B. Curtis               President and Chief        Member of the Council on Foreign

(4/27/40), Trustee since 2001   Operating Officer,         Relations and the Trustee Advisory Council

                                Nuclear Threat Initiative  of the Applied Physics Laboratory, Johns

                                (a private foundation      Hopkins University. Until 2003, Mr. Curtis was

                                dealing with national      a Member of the Electric Power Research

                                security issues) and       Institute Advisory Council and the University

                                serves as Senior Advisor   of Chicago Board of Governors for Argonne

                                to the Untited Nations     National Laboratory. Prior to 2002, Mr. Curtis

                                Foundation.                was a Member of the Board of Directors of the

                                                           Gas Technology Institute and the Board of

                                                           Directors of the Environment and Natural

                                                           Resources Program Steering Committee, John F.

                                                           Kennedy School of Government, Harvard

                                                           University. Until 2001, Mr. Curtis was a Member

                                                           of the Department of Defense Policy Board and

                                                           Director of EG&G Technical Services, Inc.

                                                           (a fossil energy research and development

                                                           support company).

-----------------------------------------------------------------------------------------------------------

Myra R. Drucker                 Until August 31, 2004,     Vice Chair of the Board of Trustees of Sarah

(1/16/48), Trustee since 2004   Ms. Drucker was Managing   Lawrence College. She is a Trustee of

                                Director and a member of   Commonfund (a not-for-profit firm specializing

                                the Board of Directors     in asset management for educational endowments

                                of General Motors Asset    and foundations) and a member of the Investment

                                Management and Chief       Committee of the Kresge Foundation (a

                                Investment Officer of      charitable trust). She is an ex-officio member

                                General Motors Trust       of the New York Stock Exchange (NYSE) Pension

                                Bank. Prior to 2001,       Managers  Advisory Committee, having served

                                she served as Chief        as Chair for seven years, and a member of the

                                Investment Officer of      Executive Committee of the Committee on

                                Xerox Corporation (a       Investment of Employee Benefit Assets. She is

                                technology and service     Chair of the Advisory Board of Hamilton Lane

                                company in the document    Advisors (an investment management firm) and a

                                industry).                 member of the Advisory Board of RCM (an

                                                           investment management firm). Until August

                                                           2001, Ms. Drucker served as a member of the

                                                           NYSE Corporate Accountability and Listing

                                                           Standards Committee and the NYSE/NASD IPO

                                                           Advisory Committee.

-----------------------------------------------------------------------------------------------------------

John A. Hill                    Vice Chairman, First       Director of Devon Energy Corporation,

(1/31/42),                      Reserve Corporation (a     TransMontaigne Oil Company, Continuum

Trustee since 1985 and          private equity buyout      Health Partners of New York and various

Chairman since 2000             firm that specializes      private companies controlled by First

                                in energy investments      Reserve Corporation, as well as a Trustee

                                in the diversified         of TH Lee Putnam Investment Trust (a

                                world-wide energy          closed-end investment company advised by an

                                industry).                 affiliate of Putnam Management).  He is also

                                                           a Trustee of Sarah Lawrence College.

-----------------------------------------------------------------------------------------------------------

Paul L. Joskow (6/30/47),       Elizabeth and James        Director of National Grid Transco (a UK-based

Trustee since 1997              Killian Professor of       holding company with interests in electric and

                                Economics and Management,  gas transmission and distribution and

                                and Director of the        telecommunications infrastructure) and

                                Center for Energy and      TransCanada Corporation (an energy company

                                Environmental Policy       focused on natural gas transmission and power

                                Research at the            services). He has also been President of the

                                Massachusetts Institute    Yale University Council since 1993. Prior to

                                of Technology.             February 2005, he served on the board of the

                                                           Whitehead Institute for Biomedical Research

                                                           (a non-profit research institution). Prior to

                                                           February 2002, he was a Director of State Farm

                                                           Indemnity Company (an automobile insurance

                                                           company), and prior to March 2000, he was a

                                                           Director of New England Electric System

                                                           (a public utility holding company).

-----------------------------------------------------------------------------------------------------------

Elizabeth T. Kennan             Partner in Cambus-Kenneth  Lead Director of Northeast Utilities and is a

(2/25/38), Trustee              Farm (thoroughbred horse   Director of Talbots, Inc. (a distributor of

since 1992                      and catlle breeding).      women's apparel). She is a Trustee of National

                                She is President Emeritus  Trust for Historic Preservation, of Centre

                                of Mount Holyoke College.  College and of Midway College (in Midway,

                                                           Kentucky).She is also a Member of The Trustees

                                                           of Reservations. Prior to 2001, Dr. Kennan

                                                           served on the oversight committee of the Folger

                                                           Shakespeare Library. Prior to September 2000,

                                                           she was a Director of Chastain Real Estate;

                                                           prior to June 2000, she was a Director of Bell

                                                           Atlantic Corp.

-----------------------------------------------------------------------------------------------------------

John H. Mullin, III             Chairman and CEO of        Director of The Liberty Corporation (a

(6/15/41), Trustee              Ridgeway Farm (a limited   broadcasting company), Progress Energy, Inc. (a

since 1997                      liability company engaged  utility company, formerly known as Carolina

                                in timber and farming).    Power & Light) and Sonoco Products, Inc. (a

                                                           packaging company).  Mr. Mullin is Trustee

                                                           Emeritus of The National Humanities Center and

                                                           Washington & Lee University, where he served as

                                                           Chairman of the Investment Committee. Until

                                                           February 2004 and May 2001, he was a Director

                                                           of Alex Brown Realty, Inc. and Graphic

                                                           Packaging International Corp., respectively.

-----------------------------------------------------------------------------------------------------------

Robert E. Patterson             Senior Partner of Cabot    Chairman Emeritus and Trustee of the Joslin

(3/15/45), Trustee              Properties, L.P. and       Diabetes Center and a Director of Brandywine

since 1984                      Chairman of Cabot          Trust Group, LLC. Prior to December 2001 and

                                Properties, Inc. (a        June 2003, Mr. Patterson served as a Trustee of

                                private equity firm        Cabot Industrial Trust and Sea Education

                                investing in commercial    Association, respectively.

                                real estate). Prior to

                                December 2001, he was

                                President of Cabot

                                Industrial Trust (a

                                publicly traded real

                                estate investment

                                trust).

-----------------------------------------------------------------------------------------------------------

W. Thomas Stephens              Chairman and Chief         Director of TransCanada Pipelines Limited. Until

(9/2/42), Trustee               Executive Officer of       2004, Mr. Stephens was a Director of Xcel Energy

since 1997                      Boise Cascade, L.L.C.      Incorporated (a public utility company), Qwest

                                (a paper, forest product   Communications and Norske Canada, Inc. (a paper

                                and timberland assets      manufacturer).  Until 2003, Mr. Stephens was a

                                company).                  Director of Mail-Well, Inc. (a diversified

                                                           printing company). Prior to July 2001, Mr.

                                                           Stephens was Chairman of Mail-Well.

-----------------------------------------------------------------------------------------------------------

Richard B. Worley               Managing Partner of        Serves on the Executive Committee of the

(11/15/45), Trustee since 2004  Permit Capital LLC (an     University of Pennsylvania Medical Center.  He

                                investment management      is a Trustee of The Robert Wood Johnson

                                firm). Prior to 2002, he   Foundation (a philanthropic organization devoted

                                served as Chief Strategic  to health care issues) and Director of The

                                Officer of Morgan Stanley  Colonial Williamsburg Foundation (a historical

                                Investment Management. He  preservation organization). Mr. Worley also

                                previously served as       serves on the investment committees of Mount

                                President, Chief           Holyoke College and World Wildlife Fund (a

                                Executive Officer and      wildlife conservation organization).

                                Chief Investment Officer

                                of Morgan Stanley Dean

                                Witter Investment

                                Management and as a

                                Managing Director of

                                Morgan Stanley (a

                                financial services firm).

-----------------------------------------------------------------------------------------------------------

Interested Trustees

-----------------------------------------------------------------------------------------------------------

*Charles E. Haldeman, Jr.       President and Chief        Trustee of Dartmouth College and Emeritus

(10/29/48), Trustee since 2004  Executive Officer of       Trustee of Abington Memorial Hospital.

                                Putnam, LLC ("Putnam

                                Investments"). Member of

                                Putnam Investments'

                                Executive Board of

                                Directors and Advisory

                                Council.  Prior to

                                November 2003, Mr.

                                Haldeman served as Co-Head

                                of Putnam Investments'

                                Investment Division. Prior

                                to joining Putnam

                                Investments in 2002, he

                                served as Chief Executive

                                Officer of Delaware

                                Investments and President

                                and Chief Operating

                                Officer of United Asset

                                Management.

-----------------------------------------------------------------------------------------------------------

*George Putnam III              President of New           Director of The Boston Family Office, L.L.C.

(8/10/51), Trustee              Generation Research, Inc.  (a registered investment advisor), and a Trustee

since 1984 and                  (a publisher of financial  of St. Mark's School and Shore Country Day School.

President since                 advisory and other         Until 2002, Mr. Putnam was a Trustee of the Sea

2000                            research services) and     Education Association.

                                of New Generation

                                Advisers, Inc. (a

                                registered investment

                                adviser to private funds).

                                Both firms he founded

                                in 1986.

-----------------------------------------------------------------------------------------------------------


1 The address of each Trustee is One Post Office Square, Boston, MA

  02109.  As of December 31, 2004, there were 110 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management,

  Putnam Retail Management Limited Partnership ("Putnam Retail Management")

  or Marsh & McLennan Companies, Inc., the parent company of Putnam

  Investments and its affiliated companies.  Messrs. Putnam, III and Haldeman are deemed "interested persons" by virtue of their positions as officers of the fund or Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc.  Charles E. Haldeman, Jr.

  is President and Chief Executive Officer of Putnam Investments.  George

  Putnam, III is the President of the Fund and each of the other Putnam

  Funds.



Officers


In addition to George Putnam III, the fund's President, the other officers of the fund are shown below.  All of the officers of your fund, with the exception of George Putnam III, are employees of Putnam Management or its affiliates or are members of the Trustees' independent administrative staff.




-----------------------------------------------------------------------------------------------------------

Name, Address 1, Date of

Birth, Position(s) Held       Length of Service with     Principal Occupation(s)

with Fund                     the Putnam Funds           During Past 5 Years

-----------------------------------------------------------------------------------------------------------


Charles E. Porter 2           Since 1989                 Executive Vice President, Associate Treasurer and

(7/26/38), Executive                                     Principal Executive Officer, The Putnam Funds

Vice President, Associate

Treasurer and Principal

Executive Officer

-----------------------------------------------------------------------------------------------------------

Jonathan S. Horwitz 2         Since 2004                 Senior Vice President and Treasurer, The Putnam

(6/4/55), Senior Vice                                    Funds. Prior to 2004, Managing Director, Putnam

President and Treasurer                                  Investments.

-----------------------------------------------------------------------------------------------------------

Steven D. Krichmar            Since 2002                 Managing Director, Putnam Investments and Putnam

(6/27/58), Vice President                                Investor Services. Prior to 2001, Partner,

and Principal Financial                                  PricewaterhouseCoopers LLP.

Officer

-----------------------------------------------------------------------------------------------------------

Michael T. Healy              Since 2000                 Managing Director, Putnam Investments and Putnam

(1/24/58), Assistant                                     Investor Services.

Treasurer and Principal

Accounting Officer

-----------------------------------------------------------------------------------------------------------

Beth S. Mazor                 Since 2002                 Senior Vice President, Putnam Investments and

(4/6/58), Vice President                                 Putnam Investor Services.

-----------------------------------------------------------------------------------------------------------

Daniel T. Gallagher 2         Since 2004                 Senior Vice President, Staff Counsel and

(2/27/62), Senior Vice                                   Compliance Liaison, The Putnam Funds. Prior to

President, Staff Counsel                                 2004, Mr. Gallagher was an attorney for Ropes &

and Compliance Liaison                                   Gray LLP; prior to 2000, he was a law clerk for

                                                         the Massachusetts Supreme Judicial Court.

-----------------------------------------------------------------------------------------------------------

Mark C. Trenchard             Since 2002                 Senior Vice President, Putnam Investments.

(6/5/62), Vice President

and BSA Compliance Officer

-----------------------------------------------------------------------------------------------------------

Francis J. McNamara, III      Since 2004                 Senior Managing Director, Putnam Investments.

(8/19/55), Vice President                                Prior to 2004, Mr. McNamara was General Counsel

and Chief Legal Officer                                  of State Street Research & Management Company.

-----------------------------------------------------------------------------------------------------------

Charles A. Ruys de Perez      Since 2004                 Managing Director, Putnam Investments, Putnam

(10/17/57), Vice President                               Advisory Company, Putnam Investor Services,

and Chief Compliance Officer                             Putnam Management and Putnam Retail Management.

-----------------------------------------------------------------------------------------------------------

James P. Pappas               Since 2004                 Managing Director, Putnam Investments and Putnam

(2/24/53), Vice President                                Management. During 2002, Mr. Pappas was Chief

                                                         Operating Officer of Atalanta/Sosnoff Management

                                                         Corporation. Prior to 2001, he was President and

                                                         Chief Executive Officer of UAM Investment

                                                         Services, Inc.

-----------------------------------------------------------------------------------------------------------

Richard S. Robie, III         Since 2004                 Senior Managing Director, Putnam Investments,

(3/30/60), Vice President                                Putnam Management and Putnam Advisory Company.

                                                         Prior to 2003, Mr. Robie was Senior Vice President

                                                         of United Asset Management Corporation.

-----------------------------------------------------------------------------------------------------------

Judith Cohen 2                Since 1993                 Vice President, Clerk and Assistant Treasurer,

(6/7/45), Vice President,                                The Putnam Funds.

Clerk and Assistant Treasurer

-----------------------------------------------------------------------------------------------------------

Wanda M. McManus 2            Since 2005                 Vice President, Senior Associate Treasurer and

(1/4/47), Vice President,                                Assistant Clerk, The Putnam Funds.

Senior Associate Treasurer

and Assistant Clerk

-----------------------------------------------------------------------------------------------------------

Nancy T. Florek 2             Since 2005                 Vice President, Assistant Clerk, Assistant

(6/13/57), Vice President,                               Treasurer and Proxy Manager, The Putnam Funds.

Assistant Clerk, Assistant

Treasurer and Proxy Manager

-----------------------------------------------------------------------------------------------------------

1 The address of each Officer is One Post Office Square, Boston, MA 02109.

2 Officers of the fund who are members of the Trustees' independent administrative staff. Compensation for these individuals is fixed by the Trustees and reimbursed to Putnam Management.




Except as stated above, the principal occupations of the officers and

Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers.

Committees of the Board of Trustees

Audit and Pricing Committee.  The Audit and Pricing Committee provides oversight on matters relating to the preparation of the funds' financial statements, compliance matters and Code of Ethics issues. This oversight is discharged by regularly meeting with management and the funds' independent auditors and keeping current on industry developments.  Duties of this

Committee also include the review and evaluation of all matters and relationships pertaining to the funds' independent auditors, including their independence. The members of the Committee include only Trustees who are not "interested persons" of the fund or Putnam Management.  Each member of the Committee is "independent" as defined in Sections 303.01(B)(2)(a)

and (3) of the listing standards of the New York Stock Exchange and as defined in Section 121(A) of the listing standards of the American Stock

Exchange.  The Trustees have adopted a written charter for the Committee.

The Committee also reviews the funds' policies and procedures for achieving accurate and timely pricing of the funds' shares, including oversight of fair value determinations of individual securities made by Putnam

Management or other designated agents of the funds. The Committee oversees compliance by money market funds with Rule 2a-7, interfund transactions pursuant to Rule 17a-7, and the correction of occasional pricing errors.

The Committee also receives reports regarding the liquidity of portfolio securities. The Audit and Pricing Committee currently consists of Dr.

Joskow (Chairperson), Ms. Drucker and Messrs. Patterson, Stephens and

Worley.

Board Policy and Nominating Committee. The Board Policy and Nominating

Committee reviews matters pertaining to the operations of the Board of

Trustees and its Committees, the compensation of the Trustees and their staff, and the conduct of legal affairs for the funds. The Committee evaluates and recommends all candidates for election as Trustees and recommends the appointment of members and chairs of each board committee. The Committee also reviews policy matters affecting the operation of the Board and its independent staff and makes

recommendations to the Board as appropriate.  The Committee consists only of Trustees who are not "interested persons" of your fund or Putnam

Management. The Committee also oversees the voting of proxies associated with portfolio investments of The Putnam Funds with the goal of ensuring that these proxies are voted in the best interest of the Funds'

shareholders. The Board Policy and Nominating Committee currently consists of Dr. Kennan (Chairperson), Ms. Baxter and Messrs. Hill,

Mullin and Patterson. The Board Policy and Nominating Committee will consider nominees for trustee recommended by shareholders of a fund provided shareholders submit their recommendations by the date disclosed in the fund's proxy statement and provided the shareholders'

recommendations otherwise comply with applicable securities laws,

including Rule 14a-8 under the Securities Exchange Act of 1934.


Brokerage and Custody Committee.  The Brokerage and Custody Committee

reviews the policies and procedures of the Funds regarding the execution of portfolio transactions for the Funds, including policies regarding the allocation of brokerage commissions and soft dollar credits.  The

Committee reviews periodic reports regarding the Funds' activities involving derivative securities.  The Committee also reviews and evaluates matters relating to the Funds' custody arrangements.  The

Committee currently consists of Messrs. Curtis and Mullin, Ms. Baxter and Dr. Kennan.


Communication, Service, and Marketing Committee.  This Committee

examines the quality, cost and levels of services provided to the shareholders of The Putnam Funds.  The Committee also reviews communications sent from the Funds to their shareholders, including shareholder reports, prospectuses, newsletters and other materials. In addition, this Committee oversees marketing and sales communications of the Funds' distributor.  The Committee currently consists of Messrs.

Putnam (Chairperson), and Stephens and Dr. Joskow.


Contract Committee.  The Contract Committee reviews and evaluates at least annually all arrangements pertaining to (i) the engagement of

Putnam Investment Management and its affiliates to provide services to the Funds, (ii) the expenditure of the Funds' assets for distribution purposes pursuant to the Distribution Plans of the Funds, and (iii) the

engagement of other persons to provide material services to the Funds,

including in particular those instances where the cost of services is shared between the Funds and Putnam Investment Management and its affiliates or where Putnam Investment Management or its affiliates have a material interest. The Committee recommends to the Trustees such changes in arrangements that it deems appropriate. The Committee also reviews the conversion of Class B shares into Class A shares of the

Funds in accordance with procedures approved by the Trustees. After review and evaluation, the Committee recommends to the Trustees the proposed organization of new Fund products, and proposed structural changes to existing Funds.  The Committee is comprised exclusively of

Independent Trustees.  The Committee currently consists of Ms. Baxter

(Chairperson), Messrs. Curtis and Mullin and Dr. Kennan.

Distributions Committee.  This Committee oversees all Fund distributions and the management of the Closed-End Funds. In regard to distributions, the

Committee approves the amount and timing of distributions paid by all the

Funds to the shareholders when the Trustees are not in session. This

Committee also meets regularly with representatives of Putnam Investments to review distribution levels and the Funds' distribution policies. Its oversight of the Closed-End Funds includes (i) investment performance, (ii)

trading activity, (iii) determinations with respect to sunroof provisions,

(iv) disclosure practices, and (v) the use of leverage.  The Committee currently consists of Mr. Patterson (Chairperson) and Dr. Joskow.

Executive Committee. The functions of the Executive Committee are twofold.  The first is to ensure that the Funds' business may be conducted at times when it is not feasible to convene a meeting of the

Trustees or for the Trustees to act by written consent. The Committee may exercise any or all of the power and authority of the Trustees when the Trustees are not in session. The second is to establish annual and ongoing goals, objectives and priorities for the Board of Trustees and to insure coordination of all efforts between the Trustees and Putnam

Investments on behalf of the shareholders of the Putnam Funds.  The

Committee currently consists of Messrs. Hill (Chairman) and Putnam,

Dr. Joskow and Ms. Baxter.

Investment Oversight Committees.  These Committees regularly meet with investment personnel of Putnam Investment Management to review the investment performance and strategies of the Putnam Funds in light of their stated investment objectives and policies.  Investment Oversight Committee

A currently consists of Mses. Drucker (Chairperson) and Baxter.

Investment Oversight Committee B currently consists of Messrs. Curtis

(Chairperson), Hill and Stephens.  Investment Committee C currently consists of Messrs. Mullin (Chairperson), Putnam and Patterson, and Dr.

Kennan. Investment Oversight Committee D currently consists of Mr. Worley

(Chairperson) and Dr. Joskow.


Each Trustee of the fund receives an annual retainer fee and an additional meeting fee for each Trustees' meeting attended.  Trustees who are not

"interested persons" of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings and for special services rendered in that connection.  All of the

Trustees who are not "interested persons" of Putnam Management are Trustees of all the Putnam funds and each receives fees for their services.  For details of Trustees' fees paid by the fund and information concerning retirement guidelines for the Trustees, see "Charges and expenses" in Part

I of this SAI.

The Agreement and Declaration of Trust of the fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Agreement and Declaration of

Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.  The fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Putnam Management and its affiliates

Putnam Management is one of America's oldest and largest money management firms.  Putnam Management's staff of experienced portfolio managers and research analysts selects securities and constantly supervises the fund's portfolio.  By pooling an investor's money with that of other investors, a greater variety of securities can be purchased than would be the case individually; the resulting diversification helps reduce investment risk.  Putnam Management has been managing mutual funds since 1937.

Putnam Management is a subsidiary of Putnam, LLC, which is also the parent company of Putnam Retail Management, The Putnam Advisory Company, LLC (a

wholly-owned subsidiary of Putnam Advisory Company, Limited Partnership),

Putnam Investments Limited (a wholly-owned subsidiary of The Putnam

Advisory Company, LLC) and Putnam Fiduciary Trust Company.  Putnam, LLC,

which generally conducts business under the name Putnam Investments, is a wholly-owned subsidiary of Putnam Investments Trust, a holding company that, except for a minority stake owned by employees, is owned by Marsh &

McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

Trustees and officers of the fund who are also officers of Putnam

Management or its affiliates or who are stockholders of Marsh & McLennan

Companies, Inc. will benefit from the advisory fees, sales commissions,

distribution fees, custodian fees and transfer agency fees paid or allowed by the fund.

The Management Contract

Under a Management Contract between the fund and Putnam Management,

subject to such policies as the Trustees may determine, Putnam

Management, at its expense, furnishes continuously an investment program for the fund and makes investment decisions on behalf of the fund.

Subject to the control of the Trustees, Putnam Management also manages,

supervises and conducts the other affairs and business of the fund,

furnishes office space and equipment, provides bookkeeping and clerical services (including determination of the fund's net asset value, but excluding shareholder accounting services) and places all orders for the purchase and sale of the fund's portfolio securities.  Putnam Management may place fund portfolio transactions with broker-dealers that furnish

Putnam Management, without cost to it, certain research, statistical and quotation services of value to Putnam Management and its affiliates in advising the fund and other clients.  In so doing, Putnam Management may cause the fund to pay greater brokerage commissions than it might otherwise pay.

For details of Putnam Management's compensation under the Management

Contract, see "Charges and expenses" in Part I of this SAI.  Putnam

Management's compensation under the Management Contract may be reduced in any year if the fund's expenses exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the fund are qualified for offer or sale.  The term "expenses" is defined in the statutes or regulations of such jurisdictions, and generally excludes brokerage commissions, taxes,

interest, extraordinary expenses and, if the fund has a distribution plan, payments made under such plan.

Under the Management Contract, Putnam Management may reduce its compensation to the extent that the fund's expenses exceed such lower expense limitation as Putnam Management may, by notice to the fund, declare to be effective.  For the purpose of determining any such limitation on

Putnam Management's compensation, expenses of the fund shall not reflect the application of commissions or cash management credits that may reduce designated fund expenses.  The terms of any such expense limitation from time to time in effect are described in the prospectus and/or Part I of this SAI.


In addition, through the end of the fund's fiscal year ending in 2006,

Putnam Management has agreed to waive fees and reimburse expenses of the fund to the extent necessary to ensure that the fund pays total fund operating expenses at an annual rate that does not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc.

as having the same investment classification or objective as the fund

(expressed in each case as a percentage of average net assets).  For these purposes, total fund operating expenses of both the fund and the Lipper category average will be calculated without giving effect to 12b-1 fees or any expense offset and brokerage service arrangements that may reduce fund expenses, the Lipper category average will be calculated by Lipper each calendar quarter in accordance with Lipper's standard method for comparing fund expenses based on expense information for the most recent fiscal year of each fund included in that category, and the expense limitation will be updated as of the first business day after Lipper publishes the category average (generally shortly after the end of each calendar quarter).


In addition to the fee paid to Putnam Management, the fund reimburses

Putnam Management for the compensation and related expenses of certain officers of the fund and their assistants who provide certain administrative services for the fund and the other Putnam funds, each of which bears an allocated share of the foregoing costs.  The aggregate amount of all such payments and reimbursements is determined annually by the Trustees.

The amount of this reimbursement for the fund's most recent fiscal year is included in "Charges and Expenses" in Part I of this SAI.  Putnam

Management pays all other salaries of officers of the fund.  The fund pays all expenses not assumed by Putnam Management including, without limitation, auditing, legal, custodial, investor servicing and shareholder reporting expenses.  The fund pays the cost of typesetting for its prospectuses and the cost of printing and mailing any prospectuses sent to its shareholders.  Putnam Retail Management pays the cost of printing and distributing all other prospectuses.

The Management Contract provides that Putnam Management shall not be subject to any liability to the fund or to any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith,

gross negligence or reckless disregard of its duties on the part of

Putnam Management.

The Management Contract may be terminated without penalty by vote of the

Trustees or the shareholders of the fund, or by Putnam Management, on 30 days' written notice.  It may be amended only by a vote of the shareholders of the fund.  The Management Contract also terminates without payment of any penalty in the event of its assignment.  The

Management Contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not "interested persons" of Putnam Management or the fund.  In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940.

In considering the Management Contract, the Trustees consider numerous factors they believe to be relevant, including the advisor's research and decision-making processes, the methods adopted to assure compliance with the fund's investment objectives, policies and restrictions; the level of research required to select the securities appropriate for investment by the fund; the education, experience and number of advisory personnel; the level of skill and effort required to manage the fund;

the value of services provided by the advisor; the economies and diseconomies of scale reflected in the management fee; the advisor's profitability; the financial condition and stability of the advisor; the advisor's trade allocation methods; the standards and performance in seeking best execution; allocation for brokerage and research and use of soft dollars; the fund's total return performance compared with its peers.  Putnam has established several management fee categories to fit the particular characteristics of different types of funds.

The nature and complexity of international and global funds generally makes these funds more research intensive than funds that invest mainly in U.S. companies, due to the greater difficulty of obtaining information regarding the companies in which the fund invests, and the governmental, economic and market conditions of the various countries outside of the U.S.  In addition, trade execution and settlement may be more costly than in the U.S.

Conversely, the research intensity for a U.S. money market or bond fund is typically less than for a international or global fund or a U.S.

equity fund due to the more ready availability of information regarding the issuer, the security, the accessibility of the trading market and the typically lower trading and execution costs.  See "Portfolio

Transactions - Brokerage and Research Services."

The Sub-Manager


Putnam Investments Limited ("PIL"), a wholly-owned subsidiary of The Putnam

Advisory Company, LLC and an affiliate of Putnam Management, has been retained as the sub-manager for a portion of the assets of certain funds as determined by Putnam Management from time to time.  PIL is currently authorized to serve as the sub-manager, to  the extent determined by Putnam

Management from time to time, for the following funds: Putnam Diversified

Income Trust, Putnam Global Income Trust, Putnam High Yield Advantage Fund,

Putnam High Yield Trust, Putnam Global Equity Fund, Putnam Europe Equity

Fund, Putnam International Equity Fund, Putnam International Growth and

Income Fund and Putnam Utilities Growth & Income Fund.  PIL may serve as sub-manager pursuant to the terms of a sub-management agreement between

Putnam Management and PIL.  Pursuant to the terms of the sub-management agreement, Putnam Management (and not the fund) pays a quarterly sub-management fee to PIL for its services at the annual rate of 0.35% of the average aggregate net asset value of the portion of Putnam Europe

Equity Fund, Putnam Global Equity Fund, Putnam International Equity Fund,

Putnam International Growth and Income Fund and Putnam Utilities Growth

and Income Fund, if any, managed by PIL from time to time, and 0.40% of the average aggregate net asset value of the portion of Putnam Diversified

Income Trust, Putnam Global Income Trust, Putnam High Yield Advantage Fund

and Putnam High Yield Fund, if any, managed by PIL from time to time.


Under the terms of the sub-management contract, PIL, at its own expense,

furnishes continuously an investment program for that portion of each such fund that is allocated to PIL from time to time by Putnam Management and makes investment decisions on behalf of such portion of the fund, subject to the supervision of Putnam Management.  Putnam Management may also, at its discretion, request PIL to provide assistance with purchasing and selling securities for the fund, including placement of orders with certain broker-dealers.  PIL, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties.

The sub-management contract provides that PIL shall not be subject to any liability to Putnam Management, the fund or any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties on the part of PIL.

The sub-management contract may be terminated with respect to a fund without penalty by vote of the Trustees or the shareholders of the fund, or by PIL or Putnam Management, on 30 days' written notice.  The sub-management contract also terminates without payment of any penalty in the event of its assignment.  Subject to applicable law, it may be amended by a majority of the Trustees who are not "interested persons" of Putnam

Management or the fund.  The sub-management contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not "interested persons" of

Putnam Management or the fund.  In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940.

Portfolio Transactions

Potential conflicts of interest in managing multiple accounts.  Like other investment professionals with multiple clients, the fund's Portfolio

Leader(s) and Portfolio Member(s) may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under "Other Accounts Managed by the Fund's Portfolio Managers" at

the same time.  The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms.  As described below, Putnam

Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance ("performance fee accounts"), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts.  These potential conflicts may include, among others:

* The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

* The trading of higher-fee accounts could be favored as to timing and/or execution price.  For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

* The trading of other accounts could be used to benefit higher-fee accounts (front-running).

* The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure,

on the same footing for investment management purposes.  For example, under

Putnam Management's policies:

* Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

* All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g.,

  based on relative risk budgets of accounts).

* All trading must be effected through Putnam's trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

* Front running is strictly prohibited.

* The fund's Portfolio Leader(s) and Portfolio Member(s) may not be

  guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Leader(s)

or Portfolio Member(s) have  personal investments in other accounts that may create an incentive to favor those accounts.  As a general matter and subject to limited exceptions, Putnam Management's investment professionals do not have the opportunity to invest in client accounts, other than the

Putnam funds.  However, in the ordinary course of business, Putnam

Management or related persons may from time to time establish "pilot" or

"incubator" funds for the purpose of testing proposed investment strategies and products prior to offering them to clients.  These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate.  Putnam Management or an affiliate supplies the funding for these accounts.  Putnam employees, including the fund's Portfolio Leader(s)

and Portfolio Member(s), may also invest in certain pilot accounts.  Putnam

Management, and to the extent applicable, the Portfolio Leader(s) and

Portfolio Member(s) will benefit from the favorable investment performance of those funds and accounts.  Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts.  Putnam

Management's policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation - neither favoring nor disfavoring them except as is legally required.  For example, pilot accounts are normally included in Putnam Management's daily block trades to the same extent as client accounts.

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities.  On occasions when the Portfolio

Leader(s) or Portfolio Member(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts,

Putnam Management's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any.

Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold - for example, by allocating a

disproportionate amount of a security that is likely to increase in value to a favored account.  Putnam Management's trade allocation policies generally provide that each day's transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management's opinion is equitable to each account and in accordance with the amount being purchased or sold by each account.

Certain exceptions exist for specialty, regional or sector accounts.  Trade allocations are reviewed on a periodic basis as part of Putnam Management's trade oversight procedures in an attempt to ensure fairness over time across accounts.

"Cross trades," in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts),

may also pose a potential conflict of interest.  Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay.  Putnam Management and the fund's

Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts.  For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund.

Depending on another account's objectives or other factors, the Portfolio

Leader(s) and Portfolio Member(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made,

with respect to the fund.  In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved.  Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time.  More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Leader(s) or

Portfolio Member(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.  As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund's Portfolio Leader(s) and Portfolio Member(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.  For information on restrictions imposed on personal securities transactions of  the fund's

Portfolio Leader(s) and Portfolio Member(s), please see "Personal

Investments by Employees of Putnam Management and Putnam Retail Management

and Officers and Trustees of the Fund."

For information about other funds and accounts managed by the fund's

Portfolio Leader(s) and Portfolio Member(s), please refer to "Who manages the fund(s)?" in the prospectus and "Other Accounts Managed By The Fund's

Portfolio Managers" in Part I of the SAI.

Brokerage and research services.  Transactions on stock exchanges,

commodities markets and futures markets and other agency transactions involve the payment by the fund of negotiated brokerage commissions.

Such commissions vary among different brokers.  A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction.  Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States.  The fund pays commissions on certain securities traded in the over-the-counter markets.  In underwritten offerings, the price paid by the fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.  It is anticipated that most purchases and sales of securities by funds investing primarily in tax-exempt securities and certain other fixed-income securities will be with the issuer or with underwriters of or dealers in those securities, acting as principal.  Accordingly, those funds would not ordinarily pay significant brokerage commissions with respect to securities transactions.  See "Charges and expenses" in Part

I of this SAI for information concerning commissions paid by the fund.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services (as defined in the

Securities Exchange Act of 1934, as amended (the "1934 Act")) from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, Putnam Management receives brokerage and research services and other similar services from many broker-dealers with which Putnam Management places the fund's portfolio transactions and from third parties with which these broker-dealers have arrangements.  These services include such matters as economic analysis,

investment research and database services, industry and company reviews,

evaluations of investments, recommendations as to the purchase and sale of investments, performance measurement services, subscriptions, pricing services, quotation services, news services and computer equipment

(investment-related hardware and software) utilized by Putnam

Management's managers and analysts.  Where the services referred to above are used by Putnam Management not exclusively for research purposes, Putnam Management, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to their non-research use. Some of these services are of value to Putnam Management and its affiliates in advising various of their clients (including the fund), although not all of these services are necessarily useful and of value in managing the fund.  The management fee paid by the fund is not reduced because Putnam Management and its affiliates receive these services even though Putnam Management might otherwise be required to purchase some of these services for cash.

Putnam Management places all orders for the purchase and sale of portfolio investments for the fund and buys and sells investments for the fund through a substantial number of brokers and dealers.  In so doing, Putnam Management uses its best efforts to obtain for the fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below.  In seeking the most favorable price and execution, Putnam

Management, having in mind the fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

As permitted by Section 28(e) of the 1934 Act, and by the Management

Contract, Putnam Management may cause the fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934

Act) to Putnam Management an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction.  Putnam Management's authority to cause the fund to pay any such greater commissions is subject to such policies as the Trustees may adopt from time to time.  Putnam Management does not currently intend to cause the fund to make such payments. It is the position of the staff of the Securities and Exchange Commission that Section 28(e) does not apply to the payment of such greater commissions in "principal" transactions.

Accordingly Putnam Management will use its best effort to obtain the most favorable price and execution available with respect to such transactions, as described above.

The Management Contract provides that commissions, fees, brokerage or similar payments received by Putnam Management or an affiliate in connection with the purchase and sale of portfolio investments of the fund, less any direct expenses approved by the Trustees, shall be recaptured by the fund through a reduction of the fee payable by the fund under the Management Contract.  Putnam Management seeks to recapture for the fund soliciting dealer fees on the tender of the fund's portfolio securities in tender or exchange offers.  Any such fees which may be recaptured are likely to be minor in amount.

Principal Underwriter

Putnam Retail Management is the principal underwriter of shares of the fund and the other continuously offered Putnam funds.  Putnam Retail

Management is not obligated to sell any specific amount of shares of the fund and will purchase shares for resale only against orders for shares.

See "Charges and expenses" in Part I of this SAI for information on sales charges and other payments received by Putnam Retail Management.

Personal Investments by Employees of Putnam Management and Putnam Retail

Management and Officers and Trustees of the Fund

Employees of Putnam Management, PIL and Putnam Retail Management and

officers and Trustees of the fund are subject to significant restrictions on engaging in personal securities transactions. These restrictions are set forth in the Codes of Ethics adopted by Putnam Management, PIL and Putnam

Retail Management (the Putnam Investments Code of Ethics) and by the fund

(the Putnam Funds Code of Ethics). The Putnam Investments Code of Ethics

and the Putnam Funds Code of Ethics, in accordance with Rule 17j-1 of the

Investment Company Act of 1940, as amended, contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the fund.

The Putnam Investments Code of Ethics does not prohibit personnel from investing in securities that may be purchased or held by the fund. However,

the Putnam Investments Code of Ethics, consistent with standards recommended by the Investment Company Institute's Advisory Group on

Personal Investing and requirements established by Rule 17j-1 and rules adopted under the Investment Advisers Act of 1940, among other things,

prohibits personal securities investments without pre-clearance, imposes time periods during which personal transactions may not be made in certain securities by employees with access to investment information, and requires the timely submission of broker confirmations and quarterly reporting of personal securities transactions.  Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process.

The Putnam Funds Code of Ethics incorporates and applies the restrictions of the Putnam Investments Code of Ethics to officers and Trustees of the fund who are affiliated with Putnam Investments. The Putnam Funds Code of

Ethics does not prohibit unaffiliated officers and Trustees from investing in securities that may be held by the fund; however, the Putnam Funds Code of Ethics regulates the personal securities transactions of unaffiliated

Trustees of the fund, including limiting the time periods during which they may personally buy and sell certain securities and requiring them to submit reports of personal securities transactions under certain circumstances.

The fund's Trustees, in compliance with Rule 17j-1, approved the Putnam

Investments and the Putnam Funds Codes of Ethics and are required to approve any material changes to these Codes. The Trustees also provide continued oversight of personal investment policies and annually evaluate the implementation and effectiveness of the Codes of Ethics.

Investor Servicing Agent and Custodian

Putnam Investor Services, a division of Putnam Fiduciary Trust Company

("PFTC"), is the fund's investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees that are paid monthly by the fund as an expense of all its shareholders.  The fee paid to

Putnam Investor Services is determined on the basis of the number of shareholder accounts and the assets of the fund.  For Putnam Prime Money

Market Fund the fee paid to Putnam Investor Services is 0.01% per annum.

Certain dealers that are not affiliated with PFTC also receive payments from PFTC in recognition of services they provide to shareholders or retirement plan participants that invest in the fund or other Putnam funds through their retirement plans.  These services include subaccounting and similar recordkeeping services.  For purposes of this section the term

"dealers" includes any broker, dealer, bank, bank trust department,

registered investment advisor, financial planner, retirement plan administrator and any other institution having a selling, services or any similar agreement with Putnam Retail Management or one of its affiliates.

Payments by PFTC to dealers for subaccounting services provided to retirement plan participants who invest in the funds are not expected to exceed 0.10% of the total assets in the plans invested in the funds on an annual basis.  Payments to dealers for subaccounting services provided to shareholders who invest in the funds through an omnibus account may be determined on the basis of the number of shareholders in such omnibus accounts or the assets held in such account and are not expected to exceed

$16 or $19 (depending on whether the shares in which the shareholder invests are subject to a contingent deferred sales charge) for those payments determined on the basis of the number of shareholders in such account or 0.10% or 0.13% (depending on whether the shares in which the shareholder invests are subject to a contingent deferred sales charge) of the total assets in such account invested in the funds on an annual basis for those payments determined on the basis of the assets held in such account.  PFTC also makes payments to dealers that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts.


PFTC and its affiliates transferred their defined contribution plan administration business to Mercer HR Services, LLC ("MHRS"), an affiliate of PFTC, effective January 1, 2005.  In connection with that transfer, PFTC has agreed to pay MHRS 0.386% of the average value of the assets in

MHRS-administered plans invested in the funds on an annual basis in consideration of recordkeeping, retirement plan administration and other services being provided to participants in MHRS-administered retirement plans with respect to their investments in the funds.  These services were previously provided to such participants by PFTC.  Putnam Retail Management has also agreed to make additional transitional payments to MHRS (or one of MHRS's affiliates) (i) during 2005 of 0.154% on an annual basis of the average value of the assets invested in the funds by clients whose plans were administered by PFTC prior to the transfer of the business and (ii)

during 2006 of 0.077% on an annual basis of the average value of the assets invested in the funds by clients whose plans were administered by PFTC prior to the transfer of the business.  Such additional transitional payments are expected to cease after 2006.


PFTC is the custodian of the fund's assets.  In carrying out its duties under its custodian contract, PFTC may employ one or more subcustodians whose responsibilities include safeguarding and controlling the fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the fund's investments.  PFTC and any subcustodians employed by it have a lien on the securities of the fund (to the extent permitted by the fund's investment restrictions) to secure charges and any advances made by such subcustodians at the end of any day for the purpose of paying for securities purchased by the fund. The fund expects that such advances will exist only in unusual circumstances.

Neither PFTC nor any subcustodian determines the investment policies of the fund or decides which securities the fund will buy or sell.  PFTC pays the fees and other charges of any subcustodians employed by it.  The fund pays

PFTC an annual fee based on the fund's assets, securities transactions and securities holdings and reimburses PFTC for certain out-of-pocket expenses incurred by it or any subcustodian employed by it in performing custodial services.

The fund may from time to time pay custodial or investor servicing agent expenses in full or in part through the placement by Putnam Management of the fund's portfolio transactions with the subcustodians or with a third party broker having an agreement with the subcustodians.  See "Charges and expenses" in Part I of this SAI for information on fees and reimbursements for investor servicing and custody received by PFTC. The fees may be reduced by credits allowed by PFTC.

Counsel to the Fund and the Independent Trustees

Ropes & Gray LLP serves as counsel to the fund and the independent

Trustees, and is located at One International Place, Boston,

Massachusetts 02110.

DETERMINATION OF NET ASSET VALUE

The fund determines the net asset value per share of each class of shares once each day the New York Stock Exchange (the "Exchange") is open.  Currently, the Exchange is closed Saturdays, Sundays and the following holidays: New Year's Day, Rev. Dr. Martin Luther King, Jr.

Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July,

Labor Day, Thanksgiving and Christmas. The fund determines net asset value as of the close of regular trading on the Exchange, normally 4:00

p.m except that Putnam Prime Money Market Fund normally determines net asset value as of 5:00 p.m. Eastern time.  However, equity options held by the fund are priced as of the close of trading at 4:10 p.m., and futures contracts on U.S. government and other fixed-income securities and index options held by the fund are priced as of their close of trading at 4:15 p.m.

Securities for which market quotations are readily available are valued at prices which, in the opinion of Putnam Management, most nearly represent the market values of such securities.  Currently, such prices are determined using the last reported sale price (or official closing price for certain markets) or, if no sales are reported (as in the case of some securities traded over-the-counter), the last reported bid price, except that certain securities are valued at the mean between the last reported bid and ask prices.  Short-term investments having remaining maturities of 60 days or less are valued at amortized cost,

which approximates market value.  All other securities and assets are valued at their fair value following procedures approved by the

Trustees.  Liabilities are deducted from the total, and the resulting amount is divided by the number of shares of the class outstanding.

Reliable market quotations are not considered to be readily available for long-term corporate bonds and notes, certain preferred stocks,

tax-exempt securities, and certain foreign securities.  These investments are valued at fair value on the basis of valuations furnished by pricing services, which determine valuations for normal,

institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

If any securities held by the fund are restricted as to resale, Putnam

Management determines their fair value following procedures approved by the Trustees.  The fair value of such securities is generally determined as the amount which the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time.

The valuation procedures applied in any specific instance are likely to vary from case to case.  However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the fund in connection with such disposition).  In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the

Exchange.  Currency exchange rates are normally determined at the close of trading in London, England (11:00 a.m., New York time).  If there has been a movement in the U.S. currency market that exceeds a specified threshold that may change from time to time, the fund will generally use exchange rates determined as of 3:00 p.m. Eastern time.  The closing prices for securities in markets or on exchanges outside the U.S. that close prior to the close of the Exchange may not fully reflect events that occur after such close but before the close of the Exchange.  As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold.  Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the fund to a significant extent.  In addition, securities held by some of the funds may be traded in foreign markets that are open for business on days that the fund is not,

and the trading of such securities on those days may have an impact on the value of a shareholder's investment at a time when the shareholder cannot buy and sell shares of the fund.

In addition, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities and tax-exempt securities) are determined based on market quotations collected prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between the time of the determination of value and the close of the Exchange which will not be reflected in the computation of the fund's net asset value.  If events materially affecting the value of such securities occur during such period,

then these securities will be valued at their fair value following procedures approved by the Trustees.

The funds may also value their assets at fair value under other circumstances pursuant to procedures approved by the Trustees.

Money Market Funds

Money market funds generally value their portfolio securities at amortized cost according to Rule 2a-7 under the Investment Company Act of 1940.

Since the net income of a money market fund is declared as a dividend each time it is determined, the net asset value per share of a money market fund remains at $1.00 per share immediately after such determination and dividend declaration.  Any increase in the value of a shareholder's investment in a money market fund representing the reinvestment of dividend income is reflected by an increase in the number of shares of that fund in the shareholder's account on the last business day of each month.  It is expected that a money market fund's net income will normally be positive each time it is determined.

However, if because of realized losses on sales of portfolio investments, a sudden rise in interest rates, or for any other reason the net income of a fund determined at any time is a negative amount, a money market fund may offset such amount allocable to each then shareholder's account from dividends accrued during the month with respect to such account.  If, at the time of payment of a dividend, such negative amount exceeds a shareholder's accrued dividends, a money market fund may reduce the number of outstanding shares by treating the shareholder as having contributed to the capital of the fund that number of full and fractional shares which represent the amount of the excess.

Each shareholder is deemed to have agreed to such contribution in these circumstances by his or her investment in a money market fund.

HOW TO BUY SHARES

Each prospectus describes briefly how investors may buy shares of the fund and identifies the share classes offered by that prospectus.

Because of these different sales charges and expenses, the investment performance of the classes will vary.  For more information, including your eligibility to purchase certain classes of shares, contact your investment dealer or Putnam Investor Services (at 1-800-225-1581).

This section of the SAI contains more information on how to buy shares and the features of all share classes offered by Putnam funds.  These features include the sales charges and contingent deferred sales charges

(CDSCs) payable by investors, the conditions under which those charges may be reduced, and the sales charges, commissions and other amounts payable by Putnam Retail Management to investment dealers.  As set forth under the following sub-headings of this section, some features apply to all classes, while others apply only to certain classes:

* General Information describes how to buy shares, identifies the classes, describes ways of reducing sales charges that apply to all classes and describes certain payments to investment dealers.

* Additional Information about Class A and Class M Shares describes the allocation of initial sales charges between Putnam Retail Management and investment dealers, ways of reducing those sales charges, the CDSC payable by certain purchasers of $1 million or more of class A shares and the commissions on those purchases payable by Putnam Retail Management to investment dealers.

* Additional Information about Class B, Class C and Class R Shares describes the commissions payable by Putnam Retail Management to investment dealers.

* Putnam Prime Money Market Fund describes the special procedures applicable to that fund.  Information in the other sections listed above is not applicable to that fund.


Investors who purchase shares at net asset value through employer-sponsored defined contribution plans should also consult their employer for information about the extent to which the matters described below apply to them.


General Information

The fund is currently making a continuous offering of its shares.  The fund receives the entire net asset value of shares sold.  The fund will accept unconditional orders for shares to be executed at the public offering price based on the net asset value per share next determined after the order is placed.  In the case of class A shares and class M shares, the public offering price is the net asset value plus the applicable sales charge, if any.  (The public offering price is thus calculable by dividing the net asset value by 100% minus the sales charge, expressed as a percentage.)  No sales charge is included in the public offering price of other classes of shares.  In the case of orders for purchase of shares placed through dealers, the public offering price will be based on the net asset value determined on the day the order is placed, but only if the dealer or a registered transfer agent or registered clearing agent receives the order,

together with all required identifying information, before the close of regular trading on the Exchange.  If the dealer or registered transfer agent or registered clearing agent receives the order after the close of the Exchange, the price will be based on the net asset value next determined.  If funds for the purchase of shares are sent directly to

Putnam Investor Services, they will be invested at the public offering price based on the net asset value next determined after all required identifying information has been collected.  Payment for shares of the fund must be in U.S. dollars; if made by check, the check must be drawn on a

U.S. bank.

Initial and subsequent purchases must satisfy the minimums stated in the prospectus, except that (i) individual investments under certain employee benefit plans or Tax Qualified Retirement Plans may be lower,

(ii) persons who are already shareholders may make additional purchases of $50 or more by sending funds directly to Putnam Investor Services

(see "Your investing account" below), and (iii) for investors participating in systematic investment plans and military allotment plans, the initial and subsequent purchases must be $25 or more.

Information about these plans is available from investment dealers or from Putnam Investor Services.

As a convenience to investors, shares may be purchased through a systematic investment plan. Pre-authorized monthly, semimonthly or weekly bank drafts for a fixed amount (at least $25) are used to purchase fund shares at the applicable public offering price next determined after Putnam Retail Management receives the proceeds from the draft.  A shareholder may choose any day of the month or week for these drafts, but if the date falls on a weekend or holiday, the draft will be processed on the next business day.  Further information and application forms are available from investment dealers or from Putnam

Retail Management.

Distributions to be reinvested are reinvested without a sales charge in shares of the same class as of the ex-dividend date using the net asset value determined on that date, and are credited to a shareholder's account on the payment date.  Dividends for Putnam money market funds are credited to a shareholder's account on the payment date.  Distributions for all other funds that declare a distribution daily are reinvested without a sales charge as of the last day of the period for which distributions are paid using the net asset value determined on that date, and are credited to a shareholder's account on the payment date.

Payment in securities.  In addition to cash, the fund may accept securities as payment for fund shares at the applicable net asset value.

Generally, the fund will only consider accepting securities to increase its holdings in a portfolio security, or if Putnam Management determines that the offered securities are a suitable investment for the fund and in a sufficient amount for efficient management.

While no minimum has been established, it is expected that the fund would not accept securities with a value of less than $100,000 per issue as payment for shares.  The fund may reject in whole or in part any or all offers to pay for purchases of fund shares with securities, may require partial payment in cash for such purchases to provide funds for applicable sales charges, and may discontinue accepting securities as payment for fund shares at any time without notice.  The fund will value accepted securities in the manner described in the section

"Determination of Net Asset Value" for valuing shares of the fund.  The fund will only accept securities which are delivered in proper form.

The fund will not accept options or restricted securities as payment for shares.  The acceptance of securities by certain funds in exchange for fund shares is subject to additional requirements.  For federal income tax purposes, a purchase of fund shares with securities will be treated as a sale or exchange of such securities on which the investor will generally realize a taxable gain or loss.  The processing of a purchase of fund shares with securities involves certain delays while the fund considers the suitability of such securities and while other requirements are satisfied.  For information regarding procedures for payment in securities, contact Putnam Retail Management.  Investors should not send securities to the fund except when authorized to do so and in accordance with specific instructions received from Putnam Retail

Management.

Class A shares and class M shares are generally sold with a sales charge payable at the time of purchase (except for class A shares and class M shares of money market funds).  As used in this SAI and unless the context requires otherwise, the term "class A shares" includes shares of funds that offer only one class of shares.  The prospectus contains a table of applicable sales charges.

Class B shares and class C shares are generally sold subject to a CDSC payable upon redemption within a specified period after purchase.  The prospectus contains a table of applicable CDSCs. CDSCs on shares sold outside the United States may differ.

Class B shares will automatically convert into class A shares on or around the end of the month eight years after the purchase date.  Class B shares acquired by exchanging class B shares of another Putnam fund will convert into class A shares based on the time of the initial purchase. Class B shares acquired through reinvestment of distributions will convert into

Class A shares based on the date of the initial purchase to which such shares relate.  For this purpose, class B shares acquired through reinvestment of distributions will be attributed to particular purchases of class B shares in accordance with such procedures as the Trustees may determine from time to time.  The conversion of class B shares to class A shares is subject to the condition that such conversions will not constitute taxable events for Federal tax purposes.

Class T shares are sold at net asset value without a sales charge or

CDSC.  See the prospectus that offers class T shares for more information.

Class R shares, which are not subject to sales charges or a CDSC, are available only to certain defined contribution plans.

Class Y shares, which are not subject to sales charges or a CDSC, are available only to certain defined contribution plans, college savings plans, bank trust departments, trust companies and Putnam funds and investment products.  See the prospectus that offers class Y shares for more information.

Sales without sales charges, contingent deferred sales charges or short-term trading fees.  The fund may sell shares without a sales charge or

CDSC to:

(i) current and former Trustees of the fund, their family members,

business and personal associates; current and former employees of Putnam

Management and certain corporate affiliates, their family members,

business and personal associates; employee benefit plans for the foregoing; and partnerships, trusts or other entities in which any of the foregoing has a substantial interest;

(ii) employer-sponsored retirement plans, for the repurchase of shares in connection with repayment of plan loans made to plan participants (if the sum loaned was obtained by redeeming shares of a Putnam fund sold with a sales charge) (not offered by tax-exempt funds);

(iii) clients of administrators or other service providers of tax-qualified employer-sponsored retirement plans which have entered into agreements with

Putnam Retail Management (not offered by tax-exempt funds);

(iv) registered representatives and other employees of broker-dealers having sales agreements with Putnam Retail Management; employees of financial institutions having sales agreements with Putnam Retail

Management or otherwise having an arrangement with any such

broker-dealer or financial institution with respect to sales of fund shares; and their family members  (Putnam Retail Management is regarded as the dealer of record for all such accounts);

(v) investors meeting certain requirements who sold shares of certain

Putnam closed-end funds pursuant to a tender offer by such closed-end fund;

(vi) a trust department of any financial institution purchasing shares of the fund in its capacity as trustee of any trust (other than a tax-qualified retirement plan trust), through an arrangement approved by

Putnam Retail Management, if the value of the shares of the fund and other Putnam funds purchased or held by all such trusts exceeds $1 million in the aggregate; and

(vii) "wrap accounts" maintained for clients of broker-dealers,

financial institutions or financial intermediaries who have entered into agreements with Putnam Retail Management with respect to such accounts,

which in all cases shall be subject to a wrap fee economically comparable to a sales charge.  Fund shares offered pursuant to this waiver may not be advertised as "no load," or otherwise offered for sale at net asset value without a wrap fee.

The fund may issue its shares at net asset value without an initial sales charge or a CDSC in connection with the acquisition of substantially all of the securities owned by other investment companies or personal holding companies.  The CDSC will be waived on redemptions to pay premiums for insurance under Putnam's insured investor program.

Investors who set up an Systematic Withdrawal Plan ("SWP") for a share account (see "Plans available to shareholders -- Systematic Withdrawal

Plan") may withdraw through the SWP up to 12% of the net asset value of the account (calculated as set forth below) each year without incurring any CDSC.  Shares not subject to a CDSC (such as shares representing reinvestment of distributions) will be redeemed first and will count toward the 12% limitation.  If there are insufficient shares not subject to a CDSC, shares subject to the lowest CDSC liability will be redeemed next until the 12% limit is reached.  The 12% figure is calculated on a pro rata basis at the time of the first payment made pursuant to an SWP and recalculated thereafter on a pro rata basis at the time of each SWP payment.  Therefore, shareholders who have chosen an SWP based on a percentage of the net asset value of their account of up to 12% will be able to receive SWP payments without incurring a CDSC.  However,

shareholders who have chosen a specific dollar amount (for example, $100 per month from the fund that pays income distributions monthly) for their periodic SWP payment should be aware that the amount of that payment not subject to a CDSC may vary over time depending on the net asset value of their account.  For example, if the net asset value of the account is $10,000 at the time of payment, the shareholder will receive $100 free of the CDSC (12% of $10,000 divided by 12 monthly payments).  However, if at the time of the next payment the net asset value of the account has fallen to $9,400, the shareholder will receive

$94 free of any CDSC (12% of $9,400 divided by 12 monthly payments) and

$6 subject to the lowest applicable CDSC.  This SWP privilege may be revised or terminated at any time.

No CDSC is imposed on the redemption of shares of any class subject to a

CDSC to the extent that the shares redeemed (i) are no longer subject to the holding period therefor, (ii) resulted from reinvestment of distributions, or (iii) were exchanged for shares of another Putnam fund, provided that the shares acquired in such exchange or subsequent exchanges (including shares of a Putnam money market fund) will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires.  In determining whether the CDSC applies to each redemption, shares not subject to a CDSC are redeemed first.

The fund will waive any CDSC on redemptions, in the case of individual,

joint or Uniform Transfers to Minors Act accounts, in the event of death or post-purchase disability of a shareholder, for the purpose of paying benefits pursuant to tax-qualified retirement plans ("Benefit Payments"),

or, in the case of living trust accounts, in the event of the death or post-purchase disability of the settlor of the trust. Benefit Payments currently include, without limitation, (1) distributions from an IRA due to death or post-purchase disability, (2) a return of excess contributions to an IRA or 401(k) plan, and (3) distributions from retirement plans qualified under Section 401(a) of the Code or from a 403(b) plan due to death, disability, retirement or separation from service. These waivers may be changed at any time.

The short-term trading fee will not apply to automatic rebalancing arrangements entered into by Putnam Retail Management and dealers and also will not be imposed in cases of shareholder death or post-purchase disability or other circumstances in which a CDSC would be waived as stated

above.

Additional Information About Class A and Class M Shares

The underwriter's commission is the sales charge shown in the prospectus less any applicable dealer discount.  Putnam Retail Management will give dealers ten days' notice of any changes in the dealer discount.  Putnam

Retail Management retains the entire sales charge on any retail sales made by it.

Putnam Retail Management offers several plans by which an investor may obtain reduced sales charges on purchases of class A shares and class M shares.  The variations in sales charges reflect the varying efforts required to sell shares to separate categories of purchasers.  These plans may be altered or discontinued at any time.

The public offering price of class A and class M shares is the net asset value plus a sales charge that varies depending on the size of your purchase (calculable as described above).  The fund receives the net asset value.  The sales charge is allocated between your investment dealer and

Putnam Retail Management as shown in the following table, except when

Putnam Retail Management, in its discretion, allocates the entire amount to your investment dealer.

For Growth Funds, Blend Funds, Value Funds, Asset Allocation Funds and

RetirementReady Funds only:





                                    CLASS A                      CLASS M

                                           Amount of                     Amount of

                          Sales charge   sales charge   Sales charge   sales charge

                              as a        reallowed to      as a        reallowed to

                            percentage   dealers as a    percentage     dealers as a

Amount of transaction      of offering    percentage of  of offering   percentage of

at offering price ($)         price      offering price     price      offering price

-------------------------------------------------------------------------------------


Under 50,000                  5.25%         5.00%           3.25%          3.00%

50,000 but under 100,000      4.00          3.75            2.25           2.00

100,000 but under 250,000     3.00          2.75            1.25           1.00

250,000 but under 500,000     2.25          2.00            1.00           1.00

500,000 but under 1,000,000   2.00          1.75            1.00           1.00

1,000,000 and above           NONE          NONE            NONE           NONE

-------------------------------------------------------------------------------------







For Taxable and Tax-Free Income Funds only (except for Money Market Funds,

Putnam Floating Rate Income Fund and Putnam Limited Duration Government

Income Fund):


                                    CLASS A                       CLASS M

                                           Amount of                     Amount of

                          Sales charge   sales charge   Sales charge   sales charge

                              as a        reallowed to      as a        reallowed to

                            percentage   dealers as a    percentage     dealers as a

Amount of transaction      of offering    percentage of  of offering   percentage of

at offering price ($)         price      offering price     price      offering price

-------------------------------------------------------------------------------------


Under 50,000                  3.75%          3.50%          3.25%          3.00%

50,000 but under 100,000      3.75           3.50           2.25           2.00

100,000 but under 250,000     3.00           2.75           1.25           1.00

250,000 but under 500,000     2.25           2.00           1.00           1.00

500,000 but under 1,000,000   2.00           1.75           1.00           1.00

1,000,000 and above           NONE           NONE           NONE           NONE

-------------------------------------------------------------------------------------







For Putnam Floating Rate Income Fund and Putnam Limited Duration Government

Income Fund only:


                                   CLASS A                       CLASS M

                                           Amount of                     Amount of

                          Sales charge   sales charge   Sales charge   sales charge

                              as a        reallowed to      as a        reallowed to

                            percentage   dealers as a    percentage     dealers as a

Amount of transaction      of offering    percentage of  of offering   percentage of

at offering price ($)         price      offering price     price      offering price

-------------------------------------------------------------------------------------


Under 100,000                 3.25%          3.00%          2.00%          1.80%

100,000 but under 250,000     2.50           2.25           1.25           1.00

250,000 but under 500,000     2.00           1.75           1.00           1.00

500,000 but under 1,000,000   1.50           1.25           1.00           1.00

1,000,000 and above           NONE           NONE           NONE           NONE

-------------------------------------------------------------------------------------




Combined purchase privilege.  The following persons may qualify for the sales charge reductions or eliminations shown in the prospectus by combining into a single transaction the purchase of class A shares or class M shares with other purchases of any class of shares by such persons:

(i) an individual, or a "company" as defined in Section 2(a)(8) of the

Investment Company Act of 1940 (which includes corporations which are corporate affiliates of each other);

(ii) an individual, his or her spouse and their children under twenty-one, purchasing for his, her or their own account;

(iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under

Section 401 of the Internal Revenue Code of 1986, as amended (the

"Code");

(iv) tax-exempt organizations qualifying under Section 501(c)(3) of the

Internal Revenue Code (not including tax-exempt organizations qualifying under Section 403(b)(7) (a "403(b) plan") of the Code; and

(v) employee benefit plans of a single employer or of affiliated employers, other than 403(b) plans.

A combined purchase currently may also include shares of any class of other continuously offered Putnam funds (other than money market funds) purchased at the same time, if the dealer places the order for such shares directly with Putnam Retail Management.

Right of accumulation.  A purchaser of class A shares or class M shares may qualify for a right of accumulation discount by combining all current purchases by such person with the value of certain other shares of any class of Putnam funds already owned.  In the case of an individual purchaser, all current purchases made or already owned by the individual's spouse and children under the age of 21 may be combined with the individual's current purchases.  The applicable sales charge is based on the total of:

(i) the investor's current purchase(s); and

(ii) the maximum public offering price (at the close of business on the previous day) of:

(a) all shares held in accounts registered to the investor and other accounts eligible to be linked to the investor's accounts (as described below) in all of the Putnam funds (except closed-end and money market funds, unless acquired as described in (b) below); and

(b) any shares of money market funds acquired by exchange from other

Putnam funds

Account types eligible to be linked for the purpose of qualifying for a right of accumulation discount include the following (in each case as registered to the investor, his or her spouse and his or her children under the age of 21):

(i) individual accounts;

(ii) joint accounts;

(iii) accounts established as part of a plan established pursuant to

Section 403(b) of the Internal Revenue Code of 1986, as amended ("403(b)

plans") or an IRA other than a Simple IRA, SARSEP or SEP IRA;

(iv) shares owned through accounts in the name of the investor's (or spouse's or minor child's) dealer or other financial intermediary (with documentation identifying to the satisfaction of Putnam Investor

Services the beneficial ownership of such shares); and

(v) accounts established as part of a Section 529 college savings plan managed by Putnam Management

Putnam Investor Services automatically links accounts the registrations of which are under the same last name and address.  Shares owned by a plan participant as part of an employee benefit plan of a single employer or of affiliated employers (other than 403(b) plans) or a single fiduciary account opened by a trustee or other fiduciary (including a pension,

profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code) are not eligible for linking to other accounts attributable to such person to qualify for the right of accumulation discount, although all current purchases made by each such plan may be combined with existing aggregate balances of such plan in Putnam funds for purposes of determining the sales charge applicable to shares purchased at such time by the plan.

To obtain the right of accumulation discount on a purchase through an investment dealer, when each purchase is made the investor or dealer must provide Putnam Retail Management with sufficient information to verify that the purchase qualifies for the privilege or discount.  The shareholder must furnish this information to Putnam Investor Services when making direct cash investments.  Sales charge discounts under a right of accumulation apply only to current purchases. No credit is given for any higher sales charge paid with respect to previous purchases for the investor's account or any linked accounts.

Statement of Intention.  Investors may also obtain the reduced sales charges for class A shares or class M shares shown in the prospectus for investments of a particular amount by means of a written Statement of

Intention, which expresses the investor's intention to invest that amount (including certain "credits," as described below) within a period of 13 months in shares of any class of the fund or any other continuously offered Putnam fund (excluding money market funds).  Each purchase of class A shares or class M shares under a Statement of

Intention will be made at the public offering price applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Statement of Intention.  A Statement of Intention may

include purchases of shares made not more than 90 days prior to the date that an investor signs a Statement; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

An investor may receive a credit toward the amount indicated in the

Statement of Intention equal to the maximum public offering price as of the close of business on the previous day of all shares he or she owns on the date of the Statement of Intention which are eligible for purchase under a Statement of Intention (plus any shares of money market funds acquired by exchange of such eligible shares).  Investors do not receive credit for shares purchased by the reinvestment of

distributions.  Investors qualifying for the "combined purchase privilege" (see above) may purchase shares under a single Statement of

Intention.

The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated.  The minimum initial investment under a Statement of Intention is 5% of such amount, and must be invested immediately.  Class A shares or class M shares purchased with the first 5% of such amount will be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased.  When the full amount indicated has been purchased, the escrow will be released.  If an investor desires to redeem escrowed shares before the full amount has been purchased, the shares will be released from escrow only if the investor pays the sales charge that, without regard to the Statement of

Intention, would apply to the total investment made to date.

To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period, upon recovery from the investor's dealer of its portion of the sales charge adjustment.

Once received from the dealer, which may take a period of time or may never occur, the sales charge adjustment will be used to purchase additional shares at the then current offering price applicable to the actual amount of the aggregate purchases.  These additional shares will not be considered as part of the total investment for the purpose of determining the applicable sales charge pursuant to the Statement of

Intention.  No sales charge adjustment will be made unless and until the investor's dealer returns any excess commissions previously received.

To the extent that an investor purchases less than the dollar amount indicated on the Statement of Intention within the 13-month period, the sales charge will be adjusted upward for the entire amount purchased at the end of the 13-month period.  This adjustment will be made by redeeming shares from the account to cover the additional sales charge, the proceeds of which will be paid to the investor's dealer and Putnam Retail Management in accordance with the prospectus.  Putnam Retail Management will make a corresponding downward adjustment to the amount of the reallowance payable to the dealer with respect to purchases made prior to the investor's failure to fulfill the conditions of the Statement of Intention. If the account exceeds an amount that would otherwise qualify for a reduced sales charge, that reduced sales charge will be applied. Adjustments to sales charges and dealer reallowances will not be made in the case of the shareholder's death prior to the expiration of the 13-month period.

Statements of Intention are not available for certain employee benefit plans.

Statement of Intention forms may be obtained from Putnam Retail Management or from investment dealers.  In addition, shareholders may complete the applicable portion of the fund's standard account application. Interested investors should read the Statement of Intention carefully.

Group purchases of class A and class M shares.  Members of qualified groups may purchase class A shares of the fund at a group sales charge rate of 4.50% of the public offering price (4.71% of the net amount invested).  The dealer discount on such sales is 3.75% of the offering price.  Members of qualified groups may also purchase class M shares at net asset value.

To receive the class A or class M group rate, group members must purchase shares through a single investment dealer designated by the group.  The designated dealer must transmit each member's initial purchase to Putnam Retail Management, together with payment and completed application forms.  After the initial purchase, a member may send funds for the purchase of shares directly to Putnam Investor

Services.  Purchases of shares are made at the public offering price based on the net asset value next determined after Putnam Retail

Management or Putnam Investor Services receives payment for the shares.

The minimum investment requirements described above apply to purchases by any group member.  Only shares purchased under the class A group discount are included in calculating the purchased amount for the purposes of these requirements.

Qualified groups include the employees of a corporation or a sole proprietorship, members and employees of a partnership or association,

or other organized groups of persons (the members of which may include other qualified groups) provided that: (i) the group has at least 25 members of which, with respect to the class A discount only, at least 10 members participate in the initial purchase; (ii) the group has been in existence for at least six months; (iii) the group has some purpose in addition to the purchase of investment company shares at a reduced sales charge; (iv) the group's sole organizational nexus or connection is not that the members are credit card holders of a company, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or security holders of a company; (v) with respect to the class A discount only, the group agrees to provide its designated investment dealer access to the group's membership by means of written communication or direct presentation to the membership at a meeting on not less frequently than an annual basis; (vi) the group or its investment dealer will provide annual certification in form satisfactory to Putnam Investor Services that the group then has at least 25 members and, with respect to the class A discount only, that at least ten members participated in group purchases during the immediately preceding

12 calendar months; and (vii) the group or its investment dealer will provide periodic certification in form satisfactory to Putnam Investor

Services as to the eligibility of the purchasing members of the group.

Members of a qualified group include: (i) any group which meets the requirements stated above and which is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group as being a good standing employee,

partner, member or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member's beneficiary.  For example, a qualified group could consist of a trade association which would have as its members individuals, sole proprietors, partnerships and

corporations.  The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnerships and their employees, and the corporations and their employees, as well as the trustees of employee benefit trusts acquiring class A shares for the benefit of any of the foregoing.

A member of a qualified group may, depending upon the value of class A shares of the fund owned or proposed to be purchased by the member, be entitled to purchase class A shares of the fund at non-group sales charge rates shown in the prospectus which may be lower than the group sales charge rate, if the member qualifies as a person entitled to reduced non-group sales charges.  Such a group member will be entitled to purchase at the lower rate if, at the time of purchase, the member or his or her investment dealer furnishes sufficient information for Putnam

Retail Management or Putnam Investor Services to verify that the purchase qualifies for the lower rate.

Interested groups should contact their investment dealer or Putnam

Retail Management.  The fund reserves the right to revise the terms of or to suspend or discontinue group sales at any time.


Purchases of $1 million or more of Class A shares.  Purchases of class A shares of one or more Putnam funds of $1 million or more are not subject to an initial sales charge, but shares purchased by investors other than qualified benefit plans are subject to a CDSC of 1.00% or 0.50% if redeemed before the first or second anniversary, respectively, of purchase, unless the dealer of record has, with Putnam Retail Management's approval, (i)

waived its commission, (ii) agreed to refund its commission to Putnam

Retail Management if a CDSC would otherwise apply or (iii) agreed to receive a commission of 1.00% of the purchase amount in eight quarterly increments of 0.125%.


On sales of class A shares at net asset value to a qualified benefit plan,

Putnam Retail Management pays commissions monthly to the dealer of record at the time of the sale on net monthly purchases up to the following rates:

1.00% of the first $1 million, 0.75% of the next $1 million and 0.50%

thereafter.

On sales at net asset value to other investors, Putnam Retail Management pays commissions on sales during the one-year period beginning with the date of the initial purchase at net asset value.  Each subsequent one-year measuring period for these purposes begins with the first net asset value purchase following the end of the prior period.  These commissions are paid at the rate of 1.00% of the amount under $3 million, 0.50% of the next $47 million and 0.25% thereafter.


Purchases of less than $1 million of Class A shares for rollover IRAs.

Purchases of class A shares for a Putnam Rollover IRA, including Putnam

Rollover IRAs for which Putnam Retail Management or an affiliate is the dealer of record, with less than $1 million in proceeds from a retirement plan for which a Putnam fund is an investment option are not subject to an initial sales charge or CDSC.  Putnam Retail Management or Putnam Investor

Services may pay commissions or finders' fees of up to 1.00% (which may be paid in quarterly increments over a period of up to two years) of the proceeds for such Putnam Rollover IRA purchases to the dealer of record or other third party.


Purchases of Class M shares for rollover IRAs.  Purchases of class M shares for a Putnam Rollover IRA with proceeds in any amount from a retirement plan for which a Putnam fund is an investment option are not subject to an initial sales charge but may be subject to a CDSC on shares redeemed within one year of purchase at the rates set forth below, which are equal to commissions Putnam Retail Management pays to the dealer of record at the time of the sale of class M shares.  These purchases will not be subject to a CDSC if the dealer of record has,

with Putnam Retail Management's approval, waived its commission or agreed to refund its commission to Putnam Retail Management if a CDSC would otherwise apply.


                                    Class M CDSC and dealer commission

                                    ----------------------------------

All growth, blend, value and asset

allocation funds:                                 0.65%

All income funds (except Putnam Money

Market Fund):                                     0.40%

Putnam Money Market Fund                          0.15%


Additional Information About Class B, Class C and Class R Shares

Except as noted below, Putnam Retail Management will pay a 4% commission on sales of class B shares of the fund only to those financial intermediaries who have entered into service agreements with Putnam Retail Management. For tax-exempt funds, this commission includes a 0.20% pre-paid service fee

(except for Putnam Tax-Free High Yield Fund and Putnam AMT-Free Insured

Municipal Fund, each of which has a 0.25% pre-paid service fee).  For

Putnam Floating Rate Income Fund and Putnam Limited Duration Government

Income Fund, Putnam Retail Management will pay a 2.75% commission to financial intermediaries selling class B shares of the fund.  Putnam Retail

Management pays financial intermediaries a 1.00% commission on sales of class C shares of a fund, and may, at its discretion, pay financial intermediaries up to a 1.00% commission on sales of class R shares of a fund.  Putnam Retail Management will retain any CDSC imposed on redemptions of class B and class C shares to compensate it for the cost of paying the up-front commissions paid to financial intermediaries for class B or class

C share sales.  Purchases of class C shares may be made without a CDSC if the dealer of record has, with Putnam Retail Management's approval, waived its commission or agreed to refund its commission to Putnam Retail

Management.  Commissions may vary on sales outside the United States.

Putnam Prime Money Market Fund

The fund makes a continuous offering of its shares.  Shares of the fund are sold at the net asset value per share next determined after confirmation  of a completed purchase order by Putnam Investor

Services.  As the fund is designed for institutional investors, the share classes offered and the terms and conditions of buying them vary from other Putnam funds.  The fund's prospectus contains detailed information on these terms and conditions.  Payment for shares must be in federal funds or other immediately available funds.

No initial or contingent deferred sales charges apply to shares of the fund.

ADDITIONAL DEALER PAYMENTS

As described above and in the section "Distribution Plans," dealers may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the funds.  These payments may include servicing payments to retirement plan administrators and other institutions up to the same levels as described below under

"Distribution Plans."  For purposes of this section the term "dealer"

includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator and any other institution having a selling, services or any similar agreement with Putnam Retail Management or one of its affiliates.

Putnam Retail Management and its affiliates pay additional compensation to selected dealers under the categories described below.  These categories are not mutually exclusive, and a single dealer may receive payments under all categories.  These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the fund or other

Putnam funds to its customers.  These additional payments are made pursuant to agreements with dealers and do not change the price paid by investors for the purchase of a share or the amount a fund will receive as proceeds from such sales or the distribution (12b-1) fees and the expenses paid by the fund as shown under the heading "Fees and Expenses" in the prospectus.

Marketing Support Payments

Putnam Retail Management and its affiliates will make payments to certain dealers for marketing support services, including business planning assistance, educating dealer personnel about the Putnam funds and shareholder financial planning needs, placement on the dealer's preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the dealer.  These payments are made to dealers that are registered as holders of record or dealers of record for accounts in the fund.  These payments are generally based on one or more of the following factors: average net assets of

Putnam's retail mutual funds attributable to that dealer, gross or net sales of Putnam's retail mutual funds attributable to that dealer,

reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment for services rendered.

Putnam Retail Management and its affiliates compensate dealers differently depending upon, among other factors, the level and/or type of marketing

support provided by the dealer.   In addition, payments typically apply to

retail sales and assets, but may not, in certain situations, apply to other specific types of sales or assets, such as to retirement plans or fee-based advisory programs.

Marketing support payments to any one dealer are not expected, with certain limited exceptions, to exceed 0.085% of the average net assets of Putnam's retail mutual funds attributable to that dealer on an annual basis.

Program Servicing Payments

Putnam Retail Management and its affiliates will also make payments to certain dealers that sell Putnam fund shares through retirement plans and other investment programs to compensate dealers for a variety of services they provide to such programs.  A dealer may perform program services itself or may arrange with a third party to perform program services.  In addition to participant recordkeeping, reporting, or transaction processing, program services may include services rendered in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services.

Payments by Putnam Retail Management and its affiliates for program servicing support to any one dealer are not expected, with certain limited exceptions, to exceed 0.15% of the total assets in the program on an annual basis.  In addition, Putnam Retail Management and its affiliates will make one-time or annual payments to selected dealers receiving program servicing payments in reimbursement of printing costs for literature for participants, account maintenance fees or fees for establishment of Putnam funds on the dealer's system.  The amounts of these payments may, but will not normally (except in cases where the aggregate assets in the program are small), cause the aggregate amount of the program servicing payments to such dealer on an annual basis to exceed the amounts set forth above.

Other Payments

From time to time, Putnam Retail Management, at its expense, may provide additional compensation to dealers which sell or arrange for the sale of shares of the fund to the extent not prohibited by laws or the rules of any self-regulatory agency, such as the NASD.  Such compensation provided by

Putnam Retail Management may include financial assistance to dealers that enable Putnam Retail Management to participate in and/or present at dealer-sponsored conferences or seminars, sales or training programs for invited registered representatives and other dealer employees, dealer entertainment, and other dealer-sponsored events, and travel expenses,

including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips.  Putnam Retail Management makes payments for entertainment events it deems appropriate, subject to Putnam Retail Management's internal guidelines and applicable law.  These payments may vary upon the nature of the event.

Certain dealers also receive payments in recognition of subaccounting or other services they provide to shareholders or plan participants who invest in the fund or other Putnam funds through their retirement plan.  See the discussion under the heading "Management - Investor Servicing Agent and

Custodian" for more details.

You can ask your dealer for information about payments it receives from

Putnam Retail Management or its affiliates and the services it provides for those payments.

In addition to payments to dealers described above, PFTC or Putnam Retail

Management may, at the direction of a retirement plan's sponsor, reimburse or pay direct expenses of the plan that would otherwise be payable by the plan.

DISTRIBUTION PLANS

If the fund or a class of shares of the fund has adopted a distribution plan, the prospectus describes the principal features of the plan.  This

SAI contains additional information which may be of interest to investors.

Continuance of a plan is subject to annual approval by a vote of the

Trustees, including a majority of the Trustees who are not interested persons of the fund and who have no direct or indirect interest in the plan or related arrangements (the "Qualified Trustees"), cast in person at a meeting called for that purpose.  All material amendments to a plan must be likewise approved by the Trustees and the Qualified Trustees.

No plan may be amended in order to increase materially the costs which the fund may bear for distribution pursuant to such plan without also being approved by a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be.  A plan terminates automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the

Qualified Trustees or by a vote of a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be.

Putnam Retail Management compensates qualifying dealers (including, for this purpose, certain financial institutions) for sales of shares and the maintenance of shareholder accounts.

Putnam Retail Management may suspend or modify its payments to dealers.

The payments are also subject to the continuation of the relevant distribution plan, the terms of the service agreements between the dealers and Putnam Retail Management and any applicable limits imposed by the National Association of Securities Dealers, Inc.

Financial institutions receiving payments from Putnam Retail Management as described above may be required to comply with various state and federal regulatory requirements, including among others those regulating the activities of securities brokers or dealers.

Except as otherwise agreed between Putnam Retail Management and a dealer, for purposes of determining the amounts payable to dealers for shareholder accounts for which such dealers are designated as the dealer of record, "average net asset value" means the product of (i) the average daily share balance in such account(s) and (ii) the average daily net asset value of the relevant class of shares over the quarter.

Class A shares:

Putnam Retail Management makes quarterly (or in certain cases monthly)

payments to dealers at up to the annual rates set forth below (as a percentage of the average net asset value of class A shares for which such dealers are designated the dealer of record) except as described below.  No payments are made during the first year after purchase on shares purchased at net asset value by shareholders that invest at least $1 million, unless the dealer of record has waived the sales commission, or, in the case of dealers of record for a qualified benefit plan investing at least $1 million, where such dealer has agreed to a reduced sales commission.





Rate*                         Fund

----                          ----


0.25%                         All funds currently making payments under a class A

                              distribution plan, except for those listed below

0.20% for shares purchased

before 3/21/05;               Putnam Tax-Free High Yield Fund

0.25% for shares purchased

on or after 3/21/05**

0.20% for shares purchased

before 4/1/05;                Putnam AMT-Free Insured Municipal Fund

0.25% for shares purchased

on or after 4/1/05

0.20% for shares purchased

on or before 12/31/89;        Putnam Convertible Income-Growth Trust

0.25% for shares

purchased after 12/31/89      The George Putnam Fund of Boston

                              Putnam Global Equity Fund

                              Putnam Global Natural Resources Fund

                              Putnam Health Sciences Trust

                              The Putnam Fund for Growth and Income

                              Putnam Investors Fund

                              Putnam Vista Fund

                              Putnam Voyager Fund

0.20% for shares purchased

on or before 3/31/90;         Putnam High Yield Trust

0.25% for shares

purchased after 3/31/90       Putnam U.S. Government Income Trust

0.20% for shares purchased

on or before 1/1/90;          Putnam Equity Income Fund

0.25% for shares purchased

after 1/1/90

0.20% for shares purchased

on or before 3/31/91;         Putnam Income Fund

0.25% for shares

purchased after 3/31/91;

0.15% for shares purchased

on or before 3/6/92;          Putnam Michigan Tax Exempt Income Fund

0.20% for shares

purchased after 3/6/92        Putnam Minnesota Tax Exempt Income Fund

but before 4/1/05;            Putnam Ohio Tax Exempt Income Fund

0.25% for shares purchased

on or after 4/1/05

0.15% for shares purchased

on or before 5/11/92;         Putnam Massachusetts Tax Exempt Income Fund

0.20% for shares

purchased after 5/11/92

but before 4/1/05;

0.25% for shares purchased

on or after 4/1/05

0.15% for shares purchased

on or before 12/31/92;        Putnam California Tax Exempt Income Fund

0.20% for shares

purchased after 12/31/92      Putnam New Jersey Tax Exempt Income Fund

but before 4/1/05;            Putnam New York Tax Exempt Income Fund

0.25% for shares purchased    Putnam Tax Exempt Income Fund

on or after 4/1/05

0.15% for shares purchased

on or before 3/5/93;          Putnam Arizona Tax Exempt Income Fund

0.20% for shares

purchased after 3/5/93

but before 4/1/05;

0.25% for shares purchased

on or after 4/1/05

0.15% for shares purchased

on or before 7/8/93;          Putnam Florida Tax Exempt Income Fund

0.20% for shares

purchased after 7/8/93        Putnam Pennsylvania Tax Exempt Income Fund

but before 4/1/05;

0.25% for shares purchased

on or after 4/1/05

0.00%                         Putnam Money Market Fund

                              Putnam Tax Exempt Money Market Fund


 * For purposes of this table, shares are deemed to be purchased on date of settlement (i.e., once purchased and paid for). Shares issued in connection with dividend reinvestments are considered to be purchased on the date of their issuance, not the issuance of the original shares.

** Shares of Putnam Tax-Free High Yield Fund issued in connection with the merger of Putnam Municipal Income Fund into that fund pay a commission at the annual rate of 0.20% or 0.25%, based on the date of the original purchase of the shareholder's corresponding shares of Putnam Municipal

   Income Fund, as set forth below: 0.20% for shares purchased on or before

   5/7/92; 0.25% for shares purchased after 5/7/92.



Class B shares:

Putnam Retail Management makes quarterly (or in certain cases monthly)

payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class B shares for which such dealers are designated the dealer of record).





Rate                           Fund

----                           ----


0.25%                          All funds currently making payments under a class B

                               distribution plan, except for those listed below

0.25%, except that the first   Putnam AMT-Free Insured Municipal Fund

year's service fees of 0.25%   Putnam Tax-Free High Yield Fund

are prepaid at time of sale

0.20%, except that the first   Putnam Arizona Tax Exempt Income Fund

year's service fees of 0.20%   Putnam California Tax Exempt Income Fund

are prepaid at time of sale    Putnam Florida Tax Exempt Income Fund

                               Putnam Massachusetts Tax Exempt Income Fund

                               Putnam Michigan Tax Exempt Income Fund

                               Putnam Minnesota Tax Exempt Income Fund

                               Putnam New Jersey Tax Exempt Income Fund

                               Putnam New York Tax Exempt Income Fund

                               Putnam Ohio Tax Exempt Income Fund

                               Putnam Pennsylvania Tax Exempt Income Fund

                               Putnam Tax Exempt Income Fund

0.00%                          Putnam Money Market Fund




Class C shares:

Putnam Retail Management makes quarterly (or in certain cases monthly)

payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class C shares for which such dealers are designated the dealer of record).  No payments are made during the first year after purchase unless the shareholder has made arrangements with Putnam Retail Management and the dealer of record has waived the sales commission.





Rate                           Fund

----                           ----


1.00%                          All funds currently making payments under a class C

                               distribution plan, except the fund listed below

0.50%                          Putnam Money Market Fund


Different rates may apply to shares sold outside the United States.



Class M shares:

Putnam Retail Management makes quarterly (or in certain cases monthly)

payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class M shares for which such dealers are designated the dealer of record), except as follows.  No payments are made during the first year after purchase on shares purchased at net asset value for Putnam Rollover IRAs, unless the dealer of record has waived the sales commission.





Rate                           Fund

----                           ----


0.65%                          All growth, blend, value and asset allocation funds currently making payments under a class M distribution plan

0.40%                          All income funds currently making payments under a class M distribution plan (except for Putnam Money Market Fund)

0.15%                          Putnam Money Market Fund




Class R shares:

Putnam Retail Management makes quarterly (or in certain cases monthly)

payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class R shares for which such dealers are designated the dealer of record).





Rate                           Fund

----                           ----


0.50%                          All funds currently making payments under a class R

                               distribution plan


A portion of the Class R distribution fee payable to dealers may be paid to third parties who provide services to plans investing in Class R shares and participants in such plans.



Class T shares:

Putnam Retail Management makes quarterly (or in certain cases monthly)

payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class T shares for which such dealers are designated the dealer of record).


Rate                           Fund

----                           ----

0.25%                          Putnam Money Market Fund

Class S Shares


Putnam Retail Management makes quarterly (or in certain cases monthly)

payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class S shares for which such dealers are designated the dealer of record).


Rate                           Fund

----                           ----

0.10%                          Putnam Prime Money Market Fund


INVESTOR SERVICES

Shareholder Information


Each time shareholders buy or sell shares, they will receive a statement confirming the transaction and listing their current share balance. (Under certain investment plans, a statement may only be sent quarterly.)

Shareholders will receive a statement confirming reinvestment of distributions in additional fund shares (or in shares of other Putnam funds for Dividends Plus accounts) promptly following the quarter in which the reinvestment occurs.  To help shareholders take full advantage of their

Putnam investment, they will receive a Welcome Kit and a periodic publication covering many topics of interest to investors.  The fund also sends annual and semiannual reports that keep shareholders informed about its portfolio and performance, and year-end tax information to simplify their recordkeeping.  Easy-to-read, free booklets on special subjects such as the Exchange Privilege and IRAs are available from Putnam Investor

Services.  Shareholders may call Putnam Investor Services toll-free weekdays at 1-800-225-1581 between 8:30 a.m. and 8:00 p.m., and Saturdays from 9:00 a.m. to 5:00 p.m., Boston time for more information, including account balances.  Shareholders can also visit the Putnam Web site at

http://www.putnaminvestments.com.


Your Investing Account

The following information provides more detail concerning the operation of a Putnam Investing Account.  For further information or assistance,

investors should consult Putnam Investor Services. Shareholders who purchase shares through a defined contribution plan should note that not all of the services or features described below may be available to them, and they should contact their employer for details.

A shareholder may reinvest a cash distribution without a front-end sales charge or without the reinvested shares being subject to a CDSC, as the case may be, by delivering to Putnam Investor Services the uncashed distribution check, endorsed to the order of the fund.  Putnam Investor

Services must receive the properly endorsed check within 1 year after the date of the check.

The Investing Account also provides a way to accumulate shares of the fund.  In most cases, after an initial investment of $500, a shareholder may send checks to Putnam Investor Services for $50 or more, made payable to the fund, to purchase additional shares at the applicable public offering price next determined after Putnam Investor Services receives the check.  Checks must be drawn on a U.S. bank and must be payable in U.S. dollars.

Putnam Investor Services acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account.  Upon receipt of instructions that shares are to be purchased for a shareholder's account, shares will be purchased through the investment dealer designated by the shareholder.  Shareholders may change investment dealers at any time by written notice to Putnam

Investor Services, provided the new dealer has a sales agreement with

Putnam Retail Management.

Shares credited to an account are transferable upon written instructions in good order to Putnam Investor Services and may be sold to the fund as described under "How do I sell fund shares?" in the prospectus.  Money market funds and certain other funds will not issue share certificates.

A shareholder may send to Putnam Investor Services any certificates which have been previously issued for safekeeping at no charge to the shareholder.

Putnam Retail Management, at its expense, may provide certain additional reports and administrative material to qualifying institutional investors with fiduciary responsibilities to assist these investors in discharging their responsibilities.  Institutions seeking further information about this service should contact Putnam Retail Management,

which may modify or terminate this service at any time.

Putnam Investor Services may make special services available to shareholders with investments exceeding $1,000,000.  Contact Putnam

Investor Services for details.

The fund pays Putnam Investor Services' fees for maintaining Investing

Accounts.

Reinstatement Privilege

An investor who has redeemed shares of the fund may reinvest (within 1 year) the proceeds of such sale in shares of the same class of the fund, or may be able to reinvest (within 1 year) the proceeds in shares of the same class of one of the other continuously offered Putnam funds (through the exchange privilege described in the prospectus), including, in the case of shares subject to a CDSC, the amount of CDSC charged on the redemption. Any such reinvestment would be at the net asset value of the shares of the fund(s) the investor selects, next determined after Putnam Retail

Management receives a Reinstatement Authorization.  The time that the previous investment was held will be included in determining any applicable

CDSC due upon redemptions and, in the case of class B shares, the eight-year period for conversion to class A shares. Reinstatements into class B, class C or class M shares may be permitted even if the resulting purchase would otherwise be rejected for causing a shareholder's investments in such class to exceed the applicable investment maximum.

Shareholders will receive from Putnam Retail Management the amount of any

CDSC paid at the time of redemption as part of the reinstated investment,

which may be treated as capital gains to the shareholder for tax purposes.

Exercise of the Reinstatement Privilege does not alter the federal income tax treatment of any capital gains realized on a sale of fund shares, but to the extent that any shares are sold at a loss and the proceeds are reinvested in shares of the fund, some or all of the loss may be disallowed as a deduction.  Consult your tax adviser. Investors who desire to exercise the Reinstatement Privilege should contact their investment dealer or

Putnam Investor Services.

Exchange Privilege

Except as otherwise set forth in this section, by calling Putnam Investor

Services, investors may exchange shares valued up to $500,000 between accounts with identical registrations, provided that no certificates are outstanding for such shares.  During periods of unusual market changes and shareholder activity, shareholders may experience delays in contacting

Putnam Investor Services by telephone to exercise the telephone exchange privilege.  No exchanges are permitted into or out of Putnam Prime Money

Market Fund.

Putnam Investor Services also makes exchanges promptly after receiving a properly completed Exchange Authorization Form and, if issued, share certificates.  If the shareholder is a corporation, partnership, agent,

or surviving joint owner, Putnam Investor Services will require additional documentation of a customary nature.  Because an exchange of shares involves the redemption of fund shares and reinvestment of the proceeds in shares of another Putnam fund, completion of an exchange may be delayed under unusual circumstances if the fund were to suspend redemptions or postpone payment for the fund shares being exchanged, in accordance with federal securities laws.  Exchange Authorization Forms and prospectuses of the other Putnam funds are available from Putnam

Retail Management or investment dealers having sales contracts with

Putnam Retail Management.  The prospectus of each fund describes its investment objective(s) and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange.  Shares of certain Putnam funds are not available to residents of all states.  The fund reserves the right to change or suspend the exchange privilege at any time.  Shareholders would be notified of any change or suspension.  Additional information is available from Putnam Investor Services.

Shareholders of other Putnam funds may also exchange their shares at net asset value for shares of the fund, as set forth in the current prospectus of each fund.

For federal income tax purposes, an exchange is a sale on which the investor generally will realize a capital gain or loss depending on whether the net asset value at the time of the exchange is more or less than the investor's basis.

All exchanges are subject to applicable short-term trading fees and

Putnam's policies on short-term trading, as set forth in the Fund's

Prospectus. In addition, trustees, sponsors and administrators of qualified plans that invest in the Fund may impose short-term trading fees whose terms may differ from those described in the Prospectus.

Dividends PLUS

Shareholders may invest the fund's distributions of net investment income or distributions combining net investment income and short-term capital gains in shares of the same class of another continuously offered Putnam fund (the "receiving fund") using the net asset value per share of the receiving fund determined on the date the fund's distribution is payable.  No sales charge or CDSC will apply to the purchased shares unless the fund paying the distribution is a money market fund.  The prospectus of each fund describes its investment objective(s) and policies, and shareholders should obtain a prospectus and consider these objective(s) and policies carefully before investing their distributions in the receiving fund.  Shares of certain Putnam funds are not available to residents of all states.

The minimum account size requirement for the receiving fund will not apply if the current value of your account in the fund paying the distribution is more than $5,000.

Shareholders of other Putnam funds (except for money market funds, whose shareholders must pay a sales charge or become subject to a CDSC) may also use their distributions to purchase shares of the fund at net asset value.

For federal tax purposes, distributions from the fund which are reinvested in another fund are treated as paid by the fund to the shareholder and invested by the shareholder in the receiving fund and thus, to the extent comprised of taxable income and deemed paid to a taxable shareholder, are taxable.

The Dividends PLUS program may be revised or terminated at any time and is not available for dividends paid by Putnam Prime Money Market Fund.

Shareholders in other Putnam funds cannot cross fund reinvest into the

Putnam Prime Money Market Fund.

Plans Available To Shareholders

The plans described below are fully voluntary and may be terminated at any time without the imposition by the fund or Putnam Investor Services of any penalty.  All plans provide for automatic reinvestment of all distributions in additional shares of the fund at net asset value.  The fund, Putnam Retail Management or Putnam Investor Services may modify or cease offering these plans at any time.

Systematic Withdrawal Plan ("SWP").  An investor who owns or buys shares of the fund valued at $5,000 or more at the current public offering price may open a SWP plan and have a designated sum of money ($50 or more) paid monthly, quarterly, semi-annually or annually to the investor or another person.  (Payments from the fund can be combined with payments from other Putnam funds into a single check through a designated payment plan.)  Shares are deposited in a plan account, and all distributions are reinvested in additional shares of the fund at net asset value (except where the plan is utilized in connection with a charitable remainder trust).  Shares in a plan account are then redeemed at net asset value to make each withdrawal payment.  Payment will be made to any person the investor designates; however, if shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fiduciary, except in the case of a profit-sharing or pension plan where payment will be made to a designee.  As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor.  The redemption of shares in connection with a plan generally will result in a gain or loss for tax purposes.  Some or all of the losses realized upon redemption may be disallowed pursuant to the so-called wash sale rules if shares of the same fund from which shares were redeemed are purchased (including through the reinvestment of fund distributions)

within a period beginning 30 days before, and ending 30 days after, such redemption.  In such a case, the basis of the replacement shares will be increased to reflect the disallowed loss.  Continued withdrawals in excess of income will reduce and possibly exhaust invested principal,

especially in the event of a market decline.  The maintenance of a plan concurrently with purchases of additional shares of the fund would be disadvantageous to the investor because of the sales charge payable on such purchases.  For this reason, the minimum investment accepted while a plan is in effect is $1,000, and an investor may not maintain a plan for the accumulation of shares of the fund (other than through reinvestment of distributions) and a plan at the same time.  The cost of administering these plans for the benefit of those shareholders participating in them is borne by the fund as an expense of all shareholders.  The fund, Putnam Retail Management or Putnam Investor

Services may terminate or change the terms of the plan at any time.  A plan will be terminated if communications mailed to the shareholder are returned as undeliverable.

Investors should consider carefully with their own financial advisers whether the plan and the specified amounts to be withdrawn are appropriate in their circumstances.  The fund and Putnam Investor

Services make no recommendations or representations in this regard.

Tax-favored plans.  (Not offered by funds investing primarily in tax-exempt securities.)  Investors may purchase shares of the fund through the following Tax Qualified Retirement Plans, available to qualified individuals or organizations:

Standard and variable profit-sharing (including 401(k)) and money purchase pension plans; and Individual Retirement Account Plans (IRAs), including simple IRAs, Roth IRAs, SEP IRAs; and Coverdell Education savings plans.

Forms and further information on these Plans are available from investment dealers or from Putnam Retail Management.  In addition, specialized professional plan administration services are available on an optional basis; contact Putnam Investor Services at 1-866-207-7261.

Consultation with a competent financial and tax adviser regarding these

Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974, or otherwise, is recommended.

Automatic Rebalancing Arrangements.  Putnam Retail Management or Putnam

Investor Services may enter into arrangements with certain dealers which provide for automatic periodic rebalancing of shareholders' accounts in

Putnam funds.  For more information about these arrangements, please contact Putnam Retail Management or Putnam Investor Services.

SIGNATURE GUARANTEES

Requests to redeem shares having a net asset value of $100,000 or more,

or to transfer shares or make redemption proceeds payable to anyone other than the registered account owners, must be signed by all registered owners or their legal representatives and must be guaranteed by a bank, broker/dealer, municipal securities dealer or broker, credit union, national securities exchange, registered securities association,

clearing agency, savings association or trust company, provided such institution is authorized and acceptable under and conforms with Putnam

Fiduciary Trust Company's signature guarantee procedures.  A copy of such procedures is available upon request.  In certain situations, for example, if you want your redemption proceeds sent to an address other than your address as it appears on Putnam's records, you may also need to provide a signature guarantee.  Putnam Investor Services usually requires additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact Putnam Investor Services for more information on Putnam's signature guarantee and documentation requirements.

SUSPENSION OF REDEMPTIONS

The fund may not suspend shareholders' right of redemption, or postpone payment for more than seven days, unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the Commission for protection of investors.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain

circumstances, be held personally liable for the obligations of the fund.  However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation,

or instrument entered into or executed by the fund or the Trustees.  The

Agreement and Declaration of Trust provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of the fund.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund would be unable to meet its obligations.  The likelihood of such circumstances is remote.

DISCLOSURE OF PORTFOLIO INFORMATION

The Trustees of the Putnam funds have adopted policies with respect to the disclosure of the fund's portfolio holdings by the fund, Putnam Management,

or their affiliates. These policies provide that information about the fund's portfolio generally may not be released to any party prior to (i)

the posting of such information on the Putnam Investments Web site, (ii)

the filing of the information with the SEC in a required filing, or (iii)

the dissemination of such information to all shareholders simultaneously.

Certain limited exceptions pursuant to the fund's policies are described below.  The Trustees will periodically receive reports from the fund's

Chief Compliance Officer regarding the operation of these policies and procedures, including any arrangements to make non-public disclosures of the fund's portfolio information to third parties. Putnam Management and its affiliates are not permitted to receive compensation or other consideration in connection with disclosing information about the fund's portfolio holdings to third parties.

Public Disclosures

The fund's portfolio holdings are currently disclosed to the public through required filings with the SEC and on the Putnam Investments Web site.  The fund files its portfolio holdings with the SEC for each fiscal quarter on

Form N-CSR (with respect to each annual period and semi-annual period) and

Form N-Q (with respect to the first and third quarters of the fund's fiscal year).  Shareholders may obtain the fund's Form N-CSR and N-Q filings on the SEC's Web site at http://www.sec.gov.  In addition, the fund's Form

N-CSR and N-Q filings may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.

Putnam Management also currently makes the fund's portfolio information publicly available on the Putnam Investments Web site,

www.putnaminvestments.com, as disclosed in the following table:


Information(1)           Frequency of Disclosure     Date of Web Posting

------------------------------------------------------------------------------

Full Portfolio Holdings(2)     Quarterly        Last business day of the month

                                                   following the end of each

                                                       calendar quarter

------------------------------------------------------------------------------

Top 10 Portfolio Holdings       Monthly        Approximately 15 days after the

and other portfolio statistics                       end of each month

------------------------------------------------------------------------------

(1) Putnam RetirementReady[REGISTRATION MARK] Funds and Putnam mutual funds that are not currently offered to the general public ("incubated" funds)

    do not post portfolio holdings on the Web. For information about Putnam

    RetirementReady[REGISTRATION MARK] Funds' investments, which consist of six other Putnam funds, please see the funds' prospectus.

(2) Money market funds do not currently make full quarterly holdings available on the Putnam Investments Web site.


The scope of the information relating to the fund's portfolio that is made available on the Web site may change from time to time without notice. In addition, the posting of fund holdings may be delayed in some instances for technical reasons.

Putnam Management or its affiliates may include fund portfolio information that has already been made public through a Web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that, in the case of information made public through the Web, the information is disclosed no earlier than the day after the date of posting to the Web site.

Other Disclosures

The fund's policies require that non-public disclosures of information regarding the fund's portfolio may be made only if there is a legitimate business purpose consistent with fiduciary duties to all shareholders of the fund. In addition, the party receiving the non-public information must sign a non-disclosure agreement unless otherwise approved by Putnam

Management's Compliance Department.  Arrangements to make non-public disclosures of the fund's portfolio information must be approved by the

Chief Compliance Officer of the fund. The Chief Compliance Officer will report on an ongoing basis to a committee of the fund's Board of Trustees consisting only of Trustees who are not "interested persons" of the fund or

Putnam Management regarding any such arrangement that the fund may enter into with third parties other than service providers to the fund.

The fund periodically discloses its portfolio information on a confidential basis to various service providers that require such information in order to assist the fund with its day-to-day business affairs.  In addition to

Putnam Management and its affiliates, including PFTC and PRM, these service providers include the fund's sub-custodians, which currently include Mellon

Bank N.A., State Street Bank and Trust Company, Brown Brothers Harriman &

Co., UMB Bank, N.A., JPMorgan Chase Bank, and Citibank N.A., the fund's independent registered public accounting firm, legal counsel, and financial printer (McMunn Associates, Inc.), and the fund's proxy voting service,

currently Investor Responsibility Research Center, Inc. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the fund.

The fund may also periodically provide non-public information about its portfolio holdings to rating and ranking organizations, such as Lipper Inc.

and Morningstar Inc., in connection with those firms' research on and classification of the fund and in order to gather information about how the fund's attributes (such as volatility, turnover, and expenses) compare with those of peer funds. Any such firm would be required to keep the fund's portfolio information confidential and would be prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the fund.

PROXY VOTING GUIDELINES AND PROCEDURES

The Trustees of the Putnam funds have established proxy voting guidelines and procedures that govern the voting of proxies for the securities held in the funds' portfolios.  The proxy voting guidelines summarize the funds'

positions on various issues of concern to investors, and provide direction to the proxy voting service used by the funds as to how fund portfolio securities should be voted on proposals dealing with particular issues. The proxy voting procedures explain the role of the Trustees, Putnam

Management, the proxy voting service and the funds' proxy coordinator in the proxy voting process, describe the procedures for referring matters involving investment considerations to the investment personnel of Putnam

Management and describe the procedures for handling potential conflicts of interest.  The Putnam funds' proxy voting guidelines and procedures are included in this SAI as Appendix A.  Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC's Web site at www.sec.gov.

If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures by calling Putnam's Shareholder Services at 1-800-225-1581.

SECURITIES RATINGS

The ratings of securities in which the fund may invest will be measured at the time of purchase and, to the extent a security is assigned a different rating by one or more of the various rating agencies,  Putnam

Management may use the highest rating assigned by any agency.   Putnam

Management will not necessarily sell an investment if its rating is reduced.  The following rating services describe rated securities as follows:

Moody's Investors Service, Inc.

Bonds

Aaa -- Bonds which are rated Aaa are judged to be of the best quality.

They carry the smallest degree of investment risk and are generally referred to as "gilt edged."  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.

Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements;

their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.

Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Notes

MIG 1/VMIG 1 -- This designation denotes best quality.  There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 -- This designation denotes high quality.  Margins of protection are ample although not so large as in the preceding group.

Commercial paper

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by the following

characteristics:

-- Leading market positions in well established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

-- Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Standard & Poor's

Bonds

AAA -- An obligation rated AAA has the highest rating assigned by

Standard & Poor's.  The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA -- An obligation rated AA differs from the highest-rated obligations only in small degree.  The obligor's capacity to meet its financial commitment on the obligation is very strong.

A -- An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB -- An obligation rated BBB exhibits adequate protection parameters.

However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics.  BB indicates the lowest degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB -- An obligation rated BB is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B -- An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligations. Adverse business,

financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC -- An obligation rated CCC is currently vulnerable to nonpayment,

and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC -- An obligation rated CC is currently highly vulnerable to nonpayment.

C -- The C rating may be used to cover a situation where a bankruptcy petition has been filed, or similar action has been taken, but payments on this obligation are being continued.

D -- An obligation rated D is in payment default.  The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless

Standard & Poor's believes that such payments will be made during such grace period.  The D rating also will be used upon the filing of a bankruptcy petition, or the taking of a similar action if payments on an obligation are jeopardized.

Notes

SP-1 -- Strong capacity to pay principal and interest.  Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

SP-2 -- Satisfactory capacity to pay principal and interest.

SP-3 -- Speculative capacity to pay principal and interest.

Commercial paper

A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+)

designation.


A-2 -- Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high as for issues designated 'A-1'.


A-3 -- Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Duff & Phelps Corporation

Long-Term Debt

AAA -- Highest credit quality.  The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA- -- High credit quality.  Protection factors are strong.

Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A- -- Protection factors are average but adequate.  However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, BBB- -- Below-average protection factors but still considered sufficient for prudent investment.  Considerable variability in risk during economic cycles.

BB+, BB, BB- -- Below investment grade but deemed likely to meet obligations when due.  Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes.

Overall quality may move up or down frequently within this category.

B+, B, B- -- Below investment grade and possessing risk that obligations will not be met when due.  Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes.  Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC -- Well below investment-grade securities.  Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends.  Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD -- Defaulted debt obligations.  Issuer failed to meet scheduled principal and/or interest payments.

Fitch Investors Service, Inc.

AAA -- Bonds considered to be investment grade and of the highest credit quality.  The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA -- Bonds considered to be investment grade and of very high credit quality.  The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

A -- Bonds considered to be investment grade and of high credit quality.

The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB -- Bonds considered to be investment grade and of satisfactory credit quality.  The obligor's ability to pay interest and repay principal is considered to be adequate.  Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment.  The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB -- Bonds considered to be speculative.  The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes.  However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B -- Bonds are considered highly speculative. Bonds in this class are lightly protected as to the obligor's ability to pay interest over the life of the issue and repay principal when due.

CCC -- Bonds have certain characteristics which, with passing of time,

could lead to the possibility of default on either principal or interest payments.

CC -- Bonds are minimally protected. Default in payment of interest and/

or principal seems probable.

C -- Bonds are in actual or imminent default in payment of interest or principal.

DDD -- Bonds are in default and in arrears in interest and/or principal payments. Such bonds are extremely speculative and should be valued only on the basis of their value in liquidation or reorganization of the obligor.

DEFINITIONS

"Putnam Management"         -- Putnam Investment Management, LLC, the

                               fund's investment manager.

"Putnam Retail Management"  -- Putnam Retail Management Limited

                               Partnership, the fund's principal underwriter.

"Putnam Fiduciary Trust     -- Putnam Fiduciary Trust Company,

 Company"                      the fund's custodian.

"Putnam Investor Services"  -- Putnam Investor Services, a division of Putnam Fiduciary Trust Company, the fund's

                               investor servicing agent.

"Putnam Investments"        -- The name under which Putnam LLC, the

                               parent company of Putnam Management and its

                               affiliates, generally conducts business.

Appendix A

Proxy voting guidelines of the Putnam funds

The proxy voting guidelines below summarize the funds' positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues.  The funds' proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy

Coordinator, a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds' proxies.

The proxy voting guidelines are just that - guidelines.  The guidelines are not exhaustive and do not include all potential voting issues.

Because proxy issues and the circumstances of individual companies are so varied, there may be instances when the funds may not vote in strict adherence to these guidelines.  For example, the proxy voting service is expected to bring to the Proxy Coordinator's attention proxy questions that are company-specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management's investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy

Coordinator of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines.  In such instances, the investment professionals will submit a written recommendation to the

Proxy Coordinator and the person or persons designated by Putnam

Management's Legal and Compliance Department to assist in processing referral items pursuant to the funds' "Proxy Voting Procedures."  The

Proxy Coordinator, in consultation with the funds' Senior Vice

President, Executive Vice President, and/or the Chair of the Board

Policy and Nominating Committee, as appropriate, will determine how the funds' proxies will be voted.  When indicated, the Chair of the Board

Policy and Nominating Committee may consult with other members of the

Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders.  Part I deals with proposals that have been put forth by management and approved and recommended by a company's board of directors.  Part II deals with proposals submitted by shareholders for inclusion in proxy statements.  Part III addresses unique considerations pertaining to non-U.S. issuers.

The Putnam funds will disclose their proxy votes in accordance with the timetable established by SEC rules (i.e., not later than August 31 of each year for the most recent 12-month period ended June 30).

I. BOARD-APPROVED PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as

"management proposals"), which have been approved and recommended by its board of directors.  In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds' intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds' proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines.

Accordingly, the funds' proxies will be voted for board-approved proposals, except as follows:

Matters relating to the Board of Directors

------------------------------------------

Uncontested Election of Directors

The funds' proxies will be voted for the election of a company's nominees for the board of directors, except as follows:

* The funds will withhold votes for the entire board of directors if

  * the board does not have a majority of independent directors,

  * the board has not established independent nominating, audit, and compensation committees,

  * the board has more than 19 members or fewer than five members, absent special circumstances,

  * the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company at its previous two annual meetings, or

  * the board has adopted or renewed a shareholder rights plan (commonly referred to as a "poison pill") without shareholder approval during the current or prior calendar year.

* The funds will withhold votes for any nominee for director who:

  * is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),

  * attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.),

  * as a director of a public company (Company A), is employed as a senior executive of another public company (Company B) if a director of Company

    B serves as a senior executive of Company A (commonly referred to as an

    "interlocking directorate"), or

  * serves on more than five unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board).

Commentary:

Board independence:  Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an "independent director" is a director who (1) meets all requirements to serve as an independent director of a company under the final NYSE Corporate Governance

Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company (including employment of an immediate family member as an executive officer)), and (2)

has not accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. The funds'

Trustees believe that the receipt of compensation for services other than service as a director raises significant independence issues.

Board size:  The funds' Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively.  Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance.

Boards that have too few members can stifle innovation and lead to excessive influence by management.

Time commitment:  Being a director of a company requires a significant time commitment to adequately prepare for and attend the company's board and committee meetings.  Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion,

particularly in times of crisis.  The funds' Trustees are concerned about over-committed directors.  In some cases, directors may serve on too many boards to make a meaningful contribution.  This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards.  The funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships:  The funds' Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices:  Board independence depends not only on its members' individual relationships, but also on the board's overall attitude toward management.  Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value.  The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.

Contested Elections of Directors

* The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

* The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary:  Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term.  The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting.  The funds' Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Other Board-Related Proposals

The funds will generally vote for board-approved proposals that have been approved by a majority independent board, and on a case-by-case basis on board-approved proposals where the board fails to meet the guidelines' basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation

The funds generally favor compensation programs that relate executive compensation to a company's long-term performance.  The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

* Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less

  (based on the disclosed term of the plan and including all equity-based plans).

* The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).

* The funds will vote against any stock option or restricted stock plan where the company's actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%.

* The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

* The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock's current market price.

* Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features:  (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2)

  the offering period under the plan is 27 months or less; and (3)

  dilution is 10% or less.

Commentary:  Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term.  Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation.

Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management.  The funds may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation.  In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization

Many proxy proposals involve changes in a company's capitalization,

including the authorization of additional stock, the issuance of stock,

the repurchase of outstanding stock, or the approval of a stock split.

The management of a company's capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company.  As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company's capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

* The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).

* The funds will vote for proposals to effect stock splits (excluding reverse stock splits).

* The funds will vote for proposals authorizing share repurchase programs.

Commentary:  A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes.  For the most part, these decisions are best left to the board of directors and senior management.  The funds will vote on a case-by-case basis, however, on other proposals to change a company's capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition,

merger or reorganization), or the authorization or issuance of preferred stock.  Actions such as these involve a number of considerations that may affect a shareholder's investment and that warrant a case-by-case determination.

Acquisitions, Mergers, Reincorporations, Reorganizations and Other

Transactions

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or

substantially all of a company's assets, which may require their consent.  Voting on such proposals involves considerations unique to each transaction.  As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions,

except as follows:

* The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary:  A company may reincorporate into another state through a merger or reorganization by setting up a "shell" company in a different state and then merging the company into the new company.  While reincorporation into states with extensive and established corporate laws - notably Delaware - provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially an offshore jurisdiction.

Anti-Takeover Measures

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company's board of directors.  These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights.  Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest.  As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

* The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

* The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary:  The funds' Trustees recognize that poison pills and fair price provisions may enhance shareholder value under certain circumstances.  As a result, the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters

Many proxies involve approval of routine business matters, such as changing a company's name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting.  For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company.  The funds will vote for board-approved proposals approving such matters, except as follows:

* The funds will vote on a case-by-case basis on proposals to amend a company's charter or bylaws (except for charter amendments necessary or to effect stock splits to change a company's name or to authorize additional shares of common stock).

* The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

* The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary:  Charter and bylaw amendments and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value.  As a result, the funds do not view such items as routine business matters.  Putnam Management's investment professionals and the funds' proxy voting service may also bring to the Proxy Coordinator's attention company-specific items that they believe to be non-routine and warranting special consideration.  Under these circumstances, the funds will vote on a case-by-case basis.

II. SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company's proxy statement.  These proposals generally seek to change some aspect of the company's corporate governance structure or to change some aspect of its business operations.  The funds generally will vote in accordance with the recommendation of the company's board of directors on all shareholder proposals, except as follows:

* The funds will vote for shareholder proposals to declassify a board,

  absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

* The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

* The funds will vote for shareholder proposals that are consistent with the funds' proxy voting guidelines for board-approved proposals.

* The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary:  In light of the substantial reforms in corporate governance that are currently underway, the funds' Trustees believe that effective corporate reforms should be promoted by holding boards of directors -

and in particular their independent directors - accountable for their actions, rather than imposing additional legal restrictions on board governance through piecemeal proposals.  Generally speaking, shareholder proposals relating to business operations are often motivated primarily by political or social concerns, rather than the interests of shareholders as investors in an economic enterprise.  As stated above,

the funds' Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior.  Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines.

Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis.

III.  VOTING SHARES OF NON-U.S. ISSUERS

Many of the Putnam funds invest on a global basis, and, as a result,

they may be required to vote shares held in non-U.S. issuers - i.e.,

issuers that are incorporated under the laws of foreign jurisdictions and that are not listed on a U.S. securities exchange or the NASDAQ stock market.  Because non-U.S. issuers are incorporated under the laws of countries and jurisdictions outside the U.S., protection for shareholders may vary significantly from jurisdiction to jurisdiction.

Laws governing non-U.S. issuers may, in some cases, provide

substantially less protection for shareholders.  As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S.

issuer are not able to trade in that company's stock on or around the shareholder meeting date.  This practice is known as "share blocking."

In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management's investment professionals.

In addition, some non-U.S. markets require that a company's shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the meeting.  This practice is known as

"share re-registration."  As a result, shareholders, including the funds, are not able to trade in that company's stock until the shares are re-registered back in the name of the local custodian or nominee.

In countries where share re-registration is practiced, the funds will generally not vote proxies.

The funds will vote proxies of non-U.S. issuers in accordance with the foregoing guidelines where applicable, except as follows:

Uncontested Election of Directors

Japan

* For companies that have established a U.S.-style corporate structure,

  the funds will withhold votes for the entire board of directors if

  * the board does not have a majority of outside directors,

  * the board has not established nominating and compensation committees composed of a majority of outside directors, or

  * the board has not established an audit committee composed of a majority of independent directors.

* The funds will withhold votes for the appointment of members of a company's board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure:  Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate structure (i.e., a board of directors and audit, nominating, and compensation committees).

The funds will vote for proposals to amend a company's articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director:  Corporate governance principles in Japan focus on the distinction between outside directors and independent directors.  Under these principles, an outside director is a director who is not and has never been a director,

executive, or employee of the company or its parent company,

subsidiaries or affiliates.  An outside director is "independent" if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client,

trading partner, or other business relationship; familial relationship with current director or executive; etc.).  The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

* The funds will withhold votes for the entire board of directors if

  * the board does not have a majority of outside directors,

  * the board has not established a nominating committee composed of at least a majority of outside directors, or

  * the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

Commentary:   For purposes of these guideline, an "outside director" is

a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair performing his or her duties impartially from the company, management or controlling shareholder.  In determining whether a director is an outside director, the funds will also apply the standards included in

Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company's largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

United Kingdom

* The funds will withhold votes for the entire board of directors if

  * the board does not have at least a majority of independent non-executive directors,

  * the board has not established nomination committees composed of a majority of independent non-executive directors, or

  * the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely of independent non-executive directors.

* The funds will withhold votes for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director

  (e.g., investment banking, consulting, legal, or financial advisory fees).

Commentary:

Application of guidelines:  Although the U.K.'s Combined Code on

Corporate Governance ("Combined Code") has adopted the "comply and explain" approach to corporate governance, the funds' Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies.

As a result, these guidelines will be applied in a prescriptive manner.

Definition of independence:  For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code

(i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company,

etc.), except that the funds do not view service on the board for more than nine years as affecting a director's independence.

Smaller companies:  A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Canada

In January 2004, Canadian securities regulators issued proposed policies that would impose new corporate governance requirements on Canadian public companies.  The recommended practices contained in these new corporate governance requirements mirror corporate governance reforms that have been adopted by the NYSE and other U.S. national securities exchanges and stock markets.  As a result, the funds will vote on matters relating to the board of directors of Canadian issuers in accordance with the guidelines applicable to U.S. issuers.

Commentary:  Like the U.K.'s Combined Code, the proposed policies on corporate governance issued by Canadian securities regulators embody the

"comply and explain" approach to corporate governance.  Because the funds' Trustees believe that the board independence standards contained in the proxy voting guidelines are integral to the protection of investors in Canadian companies, these standards will be applied in a prescriptive manner.

Other Matters

* The funds will vote for shareholder proposals calling for a majority of a company's directors to be independent of management.

* The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

* The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

* The funds will vote on a case-by-case basis on proposals relating to

  (1) the issuance of common stock in excess of 20% of the company's outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of the company's outstanding common stock where shareholders have preemptive rights.

As adopted December 10, 2004

Proxy voting procedures of the Putnam funds

The proxy voting procedures below explain the role of the funds' Trustees,

the proxy voting service and the Proxy Coordinator, as well as how the process will work when a proxy question needs to be handled on a case by case basis, or when there may be a conflict of interest.

The role of the funds' Trustees

The Trustees of the Putnam funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees.  The Board Policy and Nominating

Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis.

The Committee annually reviews and recommends, for Trustee approval,

guidelines governing the funds' proxy votes, including how the funds vote on specific proposals and which matters are to be considered on a case-by-case basis.  The Trustees are assisted in this process by their independent administrative staff ("Office of the Trustees"), independent legal counsel, and an independent proxy voting service.  The Trustees also receive assistance from Putnam Investment Management, LLC ("Putnam

Management"), the funds' investment advisor, on matters involving investment judgments.  In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service

The funds have engaged an independent proxy voting service to assist in the voting of proxies.  The proxy voting service is responsible for coordinating with the funds' custodians to ensure that all proxy materials received by the custodians relating to the funds' portfolio securities are processed in a timely fashion.  To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees.  The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines;

or (3) the guidelines call for specific instructions on a case-by-case basis.  The proxy voting service is also requested to call to the Proxy

Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues.  The funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The role of the Proxy Coordinator

Each year, a member of the Office of the Trustees is appointed Proxy

Coordinator to assist in the coordination and voting of the funds' proxies.

The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service,

will solicit voting recommendations and instructions from the Office of the

Trustees, the Chair of the Board Policy and Nominating Committee, and

Putnam Management's investment professionals, as appropriate.  The Proxy

Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service.

Voting procedures for referral items

As discussed above, the proxy voting service will refer proxy questions to the Proxy Coordinator under certain circumstances.  When the application of the proxy voting guidelines is unclear or a particular proxy question is not covered by the guidelines (and does not involve investment considerations), the Proxy Coordinator will assist in interpreting the guidelines and, as appropriate, consult with one or more senior staff members of the Office of the Trustees and the Chair of the Board Policy and

Nominating Committee on how the funds' shares will be voted.

For proxy questions that require a case-by-case analysis pursuant to the guidelines or that are not covered by the guidelines but involve investment considerations, the Proxy Coordinator will refer such questions, through a written request, to Putnam Management's investment professionals for a voting recommendation.  Such referrals will be made in cooperation with the person or persons designated by Putnam Management's Legal and Compliance

Department to assist in processing such referral items.  In connection with each such referral item, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under "Conflicts of

Interest," and provide a conflicts of interest report (the "Conflicts

Report") to the Proxy Coordinator describing the results of such review.

After receiving a referral item from the Proxy Coordinator, Putnam

Management's investment professionals will provide a written recommendation to the Proxy Coordinator and the person or persons designated by the Legal and Compliance Department to assist in processing referral items.  Such recommendation will set forth (1) how the proxies should be voted; (2) the basis and rationale for such recommendation; and (3) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties

(except for routine communications from proxy solicitors).  The Proxy

Coordinator will then review the investment professionals' recommendation and the Conflicts Report with one or more senior staff members of the

Office of the Trustees in determining how to vote the funds' proxies.  The

Proxy Coordinator will maintain a record of all proxy questions that have been referred to Putnam Management's investment professionals, the voting recommendation, and the Conflicts Report.

In some situations, the Proxy Coordinator and/or one or more senior staff members of the Office of the Trustees may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the

Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proxy question to the Committee or the full Board of

Trustees for consideration.

Conflicts of interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest.  A conflict of interest may exist, for example, if Putnam Management has a business relationship with

(or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote.  Any individual with knowledge of a personal conflict of interest

(e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy

Coordinator and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process.  The Legal and Compliance

Department will review each item referred to Putnam Management's investment professionals to determine if a conflict of interest exists and will provide the Proxy Coordinator with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional's recommendation.  The

Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 11, 2005

PUTNAM INVESTMENT FUNDS


Putnam Small Cap Value Fund


FORM N-1A

PART C

OTHER INFORMATION


Item 23.

Exhibits


(a)

Agreement and Declaration of Trust, as amended on January 6, 1995 – Incorporated by reference to Post-Effective Amendment No. 32 to Registrant’s Registration Statement.

(b)

By-Laws as amended through July 21, 2000 – Incorporated by reference to Post-Effective Amendment No. 33 to Registrant’s Registration Statement.

(c)(1)

Portions of Agreement and Declaration of Trust Relating to Shareholders’ Rights – Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement.

(c)(2)

Portions of By-Laws Relating to Shareholders’ Rights – Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement.

(d)

Management Contract dated December 2, 1994, as most recently revised on March 12, 2001 – Incorporated by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement.

(e)(1)

Distributor’s Contract dated December 2, 1994 – Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement.

(e)(2)

Form of Dealer Sales Contract – Incorporated by reference to Pre-effective Amendment No. 1 to the Registrant’s Registration Statement.

(e)(3)

Form of Financial Institution Sales Contract – Incorporated by reference to Pre-effective Amendment No. 1 to the Registrant’s Registration Statement.

(f)

Trustee Retirement Plan dated July 21, 2000 -- Incorporated by reference to Pre-Effective Amendment No. 66 to the Registrant’s Registration Statement.

(g)

Custodian Agreement with Putnam Fiduciary Trust Company dated May 3, 1991, as amended June 1, 2001 – Incorporated by reference to Post-Effective Amendment No. 48 to the Registrant’s Registration Statement.


(h)(1)

Amended and Restated Investor Servicing Agreement dated January 1, 2005 with Putnam Fiduciary Trust Company.


(h)(2)

Letter of Indemnity dated December 18, 2003 with Putnam Investment Management Incorporated by reference to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement.

(h)(3)

Liability Insurance Allocation Agreement – Incorporated by reference to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement.

(i)

Opinion of Ropes & Gray, including consent – Incorporated by reference to Post-Effective Amendment No. 44 to the Registrant’s Registration Statement.

(j)

Consent of Independent Registered Public Accounting Firm.

(k)

Not applicable.

(l)

Investment Letter from Putnam Investments, LLC to the Registrant – Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement.

(m)(1)

Class A Distribution Plan and Agreement dated April 1, 2000 – Incorporated by reference to Post-Effective Amendment No. 32 to the Registrant’s Registration Statement.

(m)(2)

Class B Distribution Plan and Agreement dated April 1, 2000 – Incorporated by reference to Post-Effective Amendment No. 32 to the Registrant’s Registration Statement.

(m)(3)

Class C Distribution Plan and Agreement dated April 1, 2000 – Incorporated by reference to Post-Effective Amendment No. 32 to the Registrant’s Registration Statement.

(m)(4)

Class M Distribution Plan and Agreement dated April 1, 2000 – Incorporated by reference to Post-Effective Amendment No. 32 to the Registrant’s Registration Statement.

(m)(5)

Class R Distribution Plan and Agreement dated November 14, 2003 – Incorporated by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement.

(m)(6)

Form of Dealer Service Agreement – Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement.

(m)(7)

Form of Financial Institution Service Agreement – Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement.

(n)

Rule 18f-3 Plan – Incorporated by reference to Post-Effective Amendment No. 54 to the Registrant’s Registration Statement.

(p)(1)

The Putnam Funds Code of Ethics – – Incorporated by reference to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement.

(p)(2)

Putnam Investments Code of Ethics– Incorporated by reference to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement.


(p)(3)

Amendment to Putnam Investments Code of Ethics dated December 15, 2004 - Incorporated by reference to Post-Effective Amendment No. 69 to the Registrant’s Registration Statement.

(p)(4)

Amendment to Putnam Investments Code of Ethics dated April 1, 2005

Item 24.

Persons Controlled by or under Common Control with Registrant

None.

Item 25.

Indemnification


The information required by this item is incorporated herein by reference to the Registrant’s Initial Registration Statement on Form N-1A under the Investment Company Act of 1940 (File No. 811-7237).


Items 26 and 27.

Item 26. Business and Other Connections of Investment Adviser


Except as set forth below, the directors and officers of the

Registrant's investment adviser have been engaged during the past two fiscal years in no business, vocation or employment of a substantial nature other than as directors or officers of the investment adviser or certain of its corporate affiliates.  Certain officers of the investment adviser serve as officers of some or all of the Putnam funds.  The address of the investment adviser, its corporate affiliates and the

Putnam Funds is One Post Office Square, Boston, Massachusetts 02109.



Name                           Non-Putnam business and other connections

----                           -----------------------------------------


Zhikai Chen                    Prior to May 2004, Equity Research Analyst,

Vice President                 Citigroup Asset Management, 100 First Stamford

                               Place, Stamford, CT 06902

John W. Coffey                 Prior to April 2004, Managing Director,

Managing Director              Citigroup Asset Management, 399 Park Avenue,

                               New York, NY 10022

Emily F. Cooper                Prior to May 2004, Vice President, LNR Property

Vice President                 Corporation, 1601 Washington Avenue, Suite 700,

                               Miami Beach, FL 33139

John R.S. Cutler               Member, Burst Media, L.L.C., 10 New England

Vice President                 Executive Park, Burlington, MA 01803

Gian D. Fabbri                 Partner, KF Style, LLC, 73 Charles St.,

Assistant Vice President       Boston, MA 02114

Maria Garcia-Lomas             Prior to July 2003, Research Analyst, J.P.

Vice President                 Morgan Securities Ltd., 125 London Wall,

                               London, England

Haralabos E. Gakidis           Prior to October 2003, Head of Consulting and

Vice President                 Business Development, The RIS Consulting Group

                               LLC, 420 Boylston Street, Suite 302, Boston,

                               MA 02116

Robert E. Ginsberg             Prior to August 2004, Vice President, Delaware

Managing Director              Investments, 2005 Market Street, Philadelphia,

                               PA 19103

Robert R. Leveille             Prior to June 2004, Partner, Bell, Boyd & Lloyd

Senior Vice President          LLC, 70 W. Madison St., Chicago, IL 60602

Francis J. McNamara, III       Prior to April, 2004, General Counsel, State

Senior Managing Director       Street Research & Management Company, One

                               Financial Center, Boston, MA 02110

David Morgan                   Prior to June 2004, Director, Equity Analyst,

Senior Vice President          Citigroup Asset Management. Citigroup Centre,

                               Canada Square, Canary Wharf, London, England

                               E14 5LB

Michael J. Sager               Prior to March 2004, Vice President, Currency

Managing Director              Group, JPMorgan Fleming Asset Management,

                               20 Finsbury Street, London, England EC2Y 9AQ

Masroor Taale Siddiqui         Prior to February 2004, Managing Director,

Senior Vice President          Jefferies & Co., 520 Madison Avenue, New York,

                               NY 10022

Jeffrey M. Stought             Prior to March 2004, Vice President, Goldman

Vice President                 Sachs International, 133 Fleet Street, London,

                               England EC4A 2BB

Stephen J. Tate                Prior to August 2004, Associate, Ropes & Gray

Assistant Vice President       LLP, One International Place, Boston, MA 02110

Michael S. Webb                Prior to May 2003, Tax Associate, Atlantic

Assistant Vice President       Trust Company N. A., 100 Federal Street,

                               Boston, MA 02110

Item 27.  Principal Underwriter


(a) Putnam Retail Management Limited Partnership is the principal underwriter for each of the following investment companies, including the Registrant:


Putnam American Government Income Fund, Putnam Arizona Tax Exempt Income

Fund, Putnam Asset Allocation Funds, Putnam California Tax Exempt Income

Fund, Putnam Capital Appreciation Fund, Putnam Classic Equity Fund, Putnam

Convertible Income-Growth Trust, Putnam Discovery Growth Fund, Putnam

Diversified Income Trust, Putnam Equity Income Fund, Putnam Europe Equity

Fund, Putnam Florida Tax Exempt Income Fund, Putnam Funds Trust, The George

Putnam Fund of Boston, Putnam Global Equity Fund, Putnam Global Income

Trust, Putnam Global Natural Resources Fund, The Putnam Fund for Growth and

Income, Putnam Health Sciences Trust, Putnam High Yield Trust, Putnam High

Yield Advantage Fund, Putnam Income Fund, Putnam International Equity Fund,

Putnam Investment Funds, Putnam Investors Fund, Putnam Limited Duration

Government Income Fund (formerly Intermediate U.S. Government Income Fund),

Putnam Massachusetts Tax Exempt Income Fund, Putnam Michigan Tax Exempt

Income Fund, Putnam Minnesota Tax Exempt Income Fund, Putnam Municipal

Income Fund, Putnam New Jersey Tax Exempt Income Fund, Putnam New

Opportunities Fund, Putnam New York Tax Exempt Income Fund, Putnam Ohio Tax

Exempt Income Fund, Putnam OTC & Emerging Growth Fund, Putnam Pennsylvania

Tax Exempt Income Fund, Putnam RetirementReady Funds, Putnam Tax Exempt

Income Fund, Putnam Tax Exempt Money Market Fund, Putnam Tax-Free Income

Trust, Putnam Tax Smart Funds Trust, Putnam U.S. Government Income Trust,

Putnam Utilities Growth and Income Fund, Putnam Variable Trust, Putnam

Vista Fund, Putnam Voyager Fund.


(b) The directors and officers of the Registrant's principal underwriter are listed below.Except as noted below, none of the officers are officers of the Registrant.

The principal business address of each person is One Post Office Square,

Boston, MA 02109:


Name                          Position and Office with the Underwriter

-----------------------------------------------------------------------

Aaron III, Jefferson F.       Senior Vice President

Ahearn, Paul D.               Assistant Vice President

Alessi, John J.               Assistant Vice President

Amisano, Paulette C.          Vice President

Antin, Elizabeth M.           Assistant Vice President

Arends, Michael K.            Senior Vice President

Babcock III, Warren W.        Senior Vice President

Baker, Christopher H.         Vice President

Baker, Erin L.                Vice President

Balfour, Renee                Assistant Vice President

Ballingall, Keith R.          Assistant Vice President

Barnett, William E.           Vice President

Barrett, Thomas               Senior Vice President

Bartony, Paul A.              Senior Vice President

Bergeron, Christopher E.      Vice President

Beringer, Thomas C.           Senior Vice President

Bernaldo, Bryan L.            Assistant Vice President

Borden, Richard S.            Vice President

Bosinger, Paul C.             Vice President

Bouchard, Keith R.            Senior Vice President

Bradford Jr., Linwood E.      Managing Director

Brennan, Sean M.              Assistant Vice President

Brown, Michael D.             Assistant Vice President

Bruel, Hilary Hanson          Assistant Vice President

Bumpus, James F.              Managing Director

Bunker, Christopher M.        Senior Vice President

Bush, Jessica Scoon           Assistant Vice President

Cabana, Susan D.              Senior Vice President

Call, Timothy W.              Senior Vice President

Callinan, Richard E.          Vice President

Campbell, Christopher F.      Assistant Vice President

Campbell, Sundance            Assistant Vice President

Caramazza, Pierre C.          Senior Vice President

Carey, Christopher P.         Vice President

Casey, David M.               Senior Vice President

Cass, William D.              Senior Vice President

Caswell, Kendra L.            Vice President

Chang, America J.             Assistant Vice President

Chapman, Frederick            Vice President

Ciesluk, James D.             Assistant Vice President

Cinelli, Kathleen J.          Assistant Vice President

Clare, Michael J.             Assistant Vice President

Colman, Donald M.             Vice President

Condon, Meagan L.             Vice President

Condron, Brett P.             Senior Vice President

Coneeny, Mark L.              Managing Director

Connelly, Donald A.           Senior Vice President

Connolly, William T.          Managing Director

Cooley, Jonathan A.           Vice President

Corbett, Dennis T.            Senior Vice President

Corvinus, F. Nicholas         Managing Director

Corwin, Kathleen K.           Senior Vice President

Cosentino, Joseph D.          Vice President

Coveney, Anne M.              Senior Vice President

Covington, Ryan R.            Senior Vice President

Crean, Jeremy P.              Assistant Vice President

Cristo, Chad H.               Senior Vice President

Croft, Ariane D.              Assistant Vice President

Crotty, Kenneth Brian         Managing Director

Curry, John D.                Senior Vice President

Curtin, Brian                 Assistant Vice President

Dabney, Richard W.            Senior Vice President

Dahill, Jessica E.            Vice President

Davidian, Raymond A.          Vice President

DeAngelis, Adam               Vice President

DeFao, Michael E.             Senior Vice President

DeGregorio Jr., Richard A.    Assistant Vice President

DeNitto, James P.             Vice President

Dempsey, Thomas F.            Vice President

Dewey Jr., Paul S.            Senior Vice President

DiBuono, Jeffrey P.           Assistant Vice President

Donadio, Joyce M.             Senior Vice President

Dowie, Kevin T.               Assistant Vice President

Doyle, Michelle               Assistant Vice President

Economou, Stefan G.           Assistant Vice President

Elder, Michael D.             Managing Director

Emhof, Joseph R.              Senior Vice President

Ethington, Robert H.          Assistant Vice President

Fanning, Virginia A.          Senior Vice President

Favaloro, Beth A.             Senior Vice President

Felan III, Catarino           Senior Vice President

Feldman, Susan H.             Senior Vice President

Fiedler, Stephen J.           Vice President

Fishman, Mitchell B.          Managing Director

Fitzgerald, Ann M.            Assistant Vice President

Fleming, Robert A.            Assistant Vice President

Foley, Timothy P.             Senior Vice President

Foresyth, Charles W.          Vice President

Forrester, Gordon M.          Managing Director

Forziati, Christine M.        Assistant Vice President

Foster, Laura G.              Senior Vice President

Fraelick, Richard             Vice President

Fronc, Richard Joseph         Assistant Vice President

Gale, Laura A.                Assistant Vice President

Gambale, Kevin L.             Vice President

Gaudette, Marjorie B.         Senior Vice President

Gebhard, Louis F.             Assistant Vice President

Gentile, Donald A.            Assistant Vice President

Gervais, Jeffrey C.           Assistant Vice President

Giessler, Todd C.             Vice President

Gipson, Zachary A.            Vice President

Girald, Kristin M.            Assistant Vice President

Greenwood, Julie M.           Vice President

Gundersen, Jan S.             Senior Vice President

Hagan IV, J. Addison          Vice President

Halloran, James E.            Senior Vice President

Halloran, Thomas W.           Managing Director

Hanlon, Andrew D.             Assistant Vice President

Hartigan, Craig W.            Senior Vice President

Hartigan, Maureen A.          Senior Vice President

Hassinger, Aaron D.           Assistant Vice President

Hazzard, Jessica L.           Senior Vice President

Hershenow, Andrew B.          Assistant Vice President

Hess Jr., William C.          Vice President

Holland, Jeffrey K.           Vice President

Holmes, Maureen A.            Senior Vice President

Howe, Denise M.               Assistant Vice President

Howley, Sean J.               Senior Vice President

Hoyt, Paula J.                Senior Vice President

Hughes, Carolyn               Senior Vice President

Hyland, John P.               Vice President

Iglesias, Louis X.            Senior Vice President

Iris, Stefan K.               Assistant Vice President

Jean, Ellen F.                Assistant Vice President

Jeans, Kathleen A.            Assistant Vice President

Jones, Thomas A.              Senior Vice President

Jordan, Stephen R.            Assistant Vice President

Kapinos, Peter J.             Senior Vice President

Keith, Pamela J.              Assistant Vice President

Kelley, Brian J.              Senior Vice President

Kelly, A. Siobhan             Senior Vice President

Kelly, David                  Managing Director

Kennedy, Daniel J.            Vice President

Kerivan, John R.              Senior Vice President

Kersten, Charles N.           Senior Vice President

King, Brian F.                Vice President

Kinsman, Anne M.              Senior Vice President

Kirk Kahn, Deborah H.         Senior Vice President

Kokos, Casey T.               Assistant Vice President

Komodromos, Costas G.         Senior Vice President

Kotsiras, Steven              Vice President

Kringdon, Joseph D.           Managing Director

LaGreca, Jennifer J.          Assistant Vice President

Lacascia, Charles M.          Senior Vice President

Lacour, Jayme J.              Assistant Vice President

Lampron, Michelle S.          Assistant Vice President

Larson, John R.               Senior Vice President

Lecce, Vincent L.             Vice President

Leveille, Robert R.           Senior Vice President

Levy, Norman S.               Senior Vice President

Lieberman, Samuel L.          Senior Vice President

Lighty, Brian C.              Assistant Vice President

Link, Christopher H.          Senior Vice President

Lohmeier, Andrew              Vice President

Lukens, James W.              Senior Vice President

Maglio, Nancy T.              Assistant Vice President

Maher, James M.               Assistant Vice President

Mahoney, Julie M.             Vice President

Mansfield, Scott D.           Vice President

Martin, David M.              Vice President

Martin, Kevin J.              Vice President

Massey, Shannon M.            Vice President

Matkin, Jefferson P.          Vice President

Mattucci, John T.             Assistant Vice President

McCafferty, Karen A.          Senior Vice President

McCarran, Matthew P.          Assistant Vice President

McCollough, Martha J.         Assistant Vice President

McConville, Paul D.           Senior Vice President

McCutcheon, Bruce A.          Senior Vice President

McDermott, Robert J.          Senior Vice President

McInis, Brian S.              Vice President

McKenna, Mark J.              Managing Director

McNamara III, Francis J.*     Senior Managing Director

Mee, Kellie F.                Assistant Vice President

Mehta, Ashok                  Senior Vice President

Metelmann, Claye A.           Senior Vice President

Michejda, Marek A.            Senior Vice President

Miller Jr., Edward D.         Vice President

Millette, Michelle T.         Vice President

Minsk, Judith                 Senior Vice President

Molesky, Kevin P.             Vice President

Monaghan, Richard A.          Senior Managing Director

Moody, Paul R.                Senior Vice President

Moore, George D.              Assistant Vice President

Moret, Mitchell L.            Senior Vice President

Murphy, Brian X.              Assistant Vice President

Nadherny, Robert Charles      Managing Director

Nakamura, Denise-Marie        Senior Vice President

Nardone, Laura E.             Assistant Vice President

Naumann, Daniel               Assistant Vice President

Naumenko, Maxim O.            Assistant Vice President

Nelson, Brian W.              Vice President

Nichols, Leslie G.            Assistant Vice President

Nickodemus, John P.           Managing Director

Nickolini, Michael A.         Vice President

Nickse, Gail A.               Assistant Vice President

Nicolazzo, Jon C.             Senior Vice President

Norcross, George H.           Assistant Vice President

O'Connell Jr., Paul P.        Senior Vice President

O'Connor, Brian P.            Senior Vice President

O'Connor, Matthew P.          Senior Vice President

O'Connor, Scott D.            Assistant Vice President

O'Sullivan, Shawn M.          Vice President

Olsen, Stephen                Vice President

Ondek, David P.               Assistant Vice President

Otsuka, Fumihiko              Senior Vice President

Palmer, Patrick J.            Senior Vice President

Perkins, Erin M.              Senior Vice President

Petitti, Joseph P.            Senior Vice President

Pheeney, Bradford S.          Vice President

Pheeney, Douglas K.           Vice President

Phoenix, Joseph T.            Managing Director

Piersol, Willow B.            Vice President

Pitcher, Ciara L.             Assistant Vice President

Platt, Thomas R.              Senior Vice President

Pulkrabek, Scott M.           Senior Vice President

Puzzangara, John C.           Vice President

Quinn, Brian J.               Senior Vice President

Reid, Sandra L.               Vice President

Rickson, Alexander            Assistant Vice President

Ritter, Jesse D.              Vice President

Rodammer, Kris                Senior Vice President

Rosmarin, Adam L.             Vice President

Rowe, Robert B.               Senior Vice President

Ruys de Perez, Charles A.**   Managing Director

Ryan, Deborah A.              Senior Vice President

Ryan, William M.              Senior Vice President

Saunders, Catherine A.        Managing Director

Sawyer, Matthew A.            Senior Vice President

Schaub, Gerald D.             Vice President

Schlafman, Jonathan E.        Vice President

Schug, Mark R.                Assistant Vice President

Schultz, Susan L.             Assistant Vice President

Segers, Elizabeth R.          Managing Director

Seul, Philipp R.              Vice President

Seward, Lindsay H.            Vice President

Seydler, Bonnie S.            Vice President

Shannon Jr., John H.          Assistant Vice President

Shea, Lisa M.                 Assistant Vice President

Sheridan, Michael F.          Assistant Vice President

Short Jr., Harold P.          Senior Vice President

Short, Jonathan D.            Senior Vice President

Siebold, Mark J.              Senior Vice President

Siemon Jr., Frank E.          Senior Vice President

Spigelmeyer III, Carl M.      Vice President

Spooner, Andrew C.            Assistant Vice President

Squires, Melissa H.           Vice President

Stathoulopoulos, Manny        Assistant Vice President

Steingarten, Brie A.E.        Assistant Vice President

Stickney, Paul R.             Senior Vice President

Storkerson, John K.           Senior Vice President

Stuart, James F.              Senior Vice President

Sullivan, Brian L.            Senior Vice President

Sullivan, Elaine M.           Managing Director

Sweeney, Brian S.             Vice President

Sweeney, Janet C.             Senior Vice President

Swenson, William T.           Assistant Vice President

Taber, Rene B.                Vice President

Tanner, B. Iris               Vice President

Tate, Stephen J.              Assistant Vice President

Tierney, Tracy L.             Vice President

Totovian, James H.            Vice President

Tudor, Jonathan Perry         Assistant Vice President

Tyrie, David C.               Managing Director

Urban, Elke R.                Assistant Vice President

Valentin-Hess, Carmen         Assistant Vice President

Wadera-Sandhu, Jyotsana       Assistant Vice President

Wallace, Stephen              Senior Vice President

Wilde, Michael R.             Assistant Vice President

Williams, Jason M.            Vice President

Zannino, David J.             Assistant Vice President

Zitnay, Lauren K.             Assistant Vice President

Zografos-Preusser, Laura J.   Senior Vice President

* Mr. McNamara is Vice President and Chief Legal Officer of the Registrant.

** Mr. Ruys de Perez is Vice President and Chief Compliance Officer of the

Registrant.

Item 28.

Location of Accounts and Records


Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are Registrant’s Clerk, Judith Cohen; Registrant’s investment adviser, Putnam Investment Management LLC; Registrant’s principal underwriter, Putnam Retail Management Limited Partnership; Registrant’s custodian, Putnam Fiduciary Trust Company (“PFTC”); and Registrant’s transfer and dividend disbursing agent, Putnam Investor Services, a division of PFTC. The address of the Clerk, investment adviser, principal underwriter, custodian and transfer and dividend disbursing agent is One Post Office Square, Boston, Massachusetts 02109.


Item 29.

Management Services


None.


Item 30.

Undertakings


None.

A copy of the Agreement and Declaration of Trust of Putnam Investment Funds is on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the relevant series of the Registrant.



SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the fund certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and The Commonwealth of Massachusetts, on the 28th of June, 2005.


Putnam Investment Funds

By: /s/

Charles E. Porter, Executive Vice President, Associate Treasurer and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement of Putnam Investment Funds has been signed below by the following persons in the capacities and on the dates indicated:

Signature

     Title

John A. Hill

Chairman of the Board; Trustee

George Putnam, III

President; Trustee

Charles E. Porter

Executive Vice President; Associate Treasurer and Principal Executive Officer

Steven D. Krichmar

Vice President and Principal Financial Officer

Michael T. Healy

Assistant Treasurer and Principal Accounting Officer

Jameson A. Baxter

Trustee

Charles B. Curtis

Trustee

Myra R. Drucker

Trustee

Charles E. Haldeman, Jr.

Trustee



Paul L. Joskow

Trustee

Elizabeth T. Kennan

Trustee

John H. Mullin, III

Trustee

Robert E. Patterson

Trustee

W. Thomas Stephens

Trustee

Richard B. Worley

Trustee

By: /s/ Charles E. Porter,

as Attorney-in-Fact


June 28, 2005


Exhibit Index

Item 23	Exhibit
 (h)(1)	Amendment and Restated Investor Servicing Agreement, dated January 1, 2005
(j)	Consent of Independent Registered Public Accounting Firm.
 (p)(4)	Amendment to Putnam Investments Code of Ethics, dated April 1, 2005